UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04323

Natixis Funds Trust I

(Exact name of registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code:     (617) 449-2810

Date of fiscal year end:     September 30

Date of reporting period:     March 31, 2009

Item 1.	Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INCOME FUNDS

SEMIANNUAL REPORT

March 31, 2009

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Income Fund

Management Discussion and Performancepage  1

Portfolio of Investmentspage 15

Financial Statementspage 65

LOOMIS SAYLES CORE PLUS BOND FUND

PORTFOLIO PROFILE

Objective:

Seeks a high level of current income consistent with what the fund considers reasonable risk

Strategy:

Invests primarily in U.S. corporate and U.S. government bonds

Fund Inception:

November 7, 1973

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

As Loomis Sayles Core Plus Bond Fund’s fiscal year got underway last fall, widespread concern about the world’s financial markets troubled investors, although the market’s risk tolerance appeared to increase modestly in March of 2009. For the six months ended March 31, 2009, the fund returned 3.80% based on the net asset value of Class A shares and $0.36 in reinvested dividends. The fund lagged its broad-based benchmark, Barclays Capital Aggregate Bond Index, which returned 4.70%, but its results were better than the -0.49% average return on the funds in its Morningstar Intermediate-Term Bond peer group. The fund’s 30-day SEC yield as of March 31, 2009 was 5.80%.

WHAT HELPED THE FUND OUTPERFORM ITS PEER GROUP?

As part of a gradual, tactical shift during the period, we capitalized on strength in certain high-yield assets and invested the proceeds in what we felt were attractive, investment-grade names, which did relatively well in December. We added to these positions primarily by investing in new issues that were brought to market at what we saw as significant discounts. In the first quarter of 2009 the fund benefited from rising valuations of higher-yielding, lower-quality issues as risk aversion began to diminish.

The fund’s holdings in U.S. government agency securities were positive after the Treasury announced targeted purchases. While commercial mortgage-backed securities (CMBS) modestly underperformed the broader market, our combination of well-seasoned, high-quality CMBS did relatively well. U.S. government agency securities also contributed to performance.

Generally speaking, our non-U.S. dollar allocations were positive for the fund during the past six months. We had a significant allocation to securities denominated in the Japanese yen as a defensive measure late in 2008, but we sold most of these positions at a profit later in the period and redeployed assets to securities denominated in Canadian and Australian dollars. These shifts proved to be opportune.

WHAT CAUSED THE FUND TO LAG ITS BENCHMARK?

Our allocation to mortgage-backed securities included 30-year, higher-quality issues in an effort to lengthen spread duration while keeping a lid on risk. Government support caused this sector to do well, but the fund was underweight in these issues relative to the benchmark, which limited its ability to benefit from the rally.

Treasury securities were the top performers during the final three months of 2008. However, this trend reversed in the first quarter of 2009 as interest rates rose and risk aversion diminished. The fund’s holdings in 20-year Treasury Inflation Protected Securities (TIPS) provided attractive returns in the first quarter of 2009, but this did not outweigh negative returns late in 2008. We recently reduced the fund’s TIPS exposure and redeployed the assets into a combination of shorter- and longer-maturity nominal (non-TIPS) Treasuries.

We took advantage of low prices late in 2008, adding to the fund’s position in financials. This strategy worked well in the closing quarter of 2008, although it detracted from performance early in 2009 as spreads (the price differential between lower- and higher-quality issues) narrowed. However, for the full six-month period, the fund’s overweight in financials was a net positive. Negative security selection among high-yield industrials made this the fund’s worst-performing group for the period.

WHAT NOW?

We plan to continue adding opportunistically to investment-grade corporate bonds, focusing on the new-issue market. We also plan to add to high-quality CMBS and cautiously extend the fund’s position in high-yielding securities if the credit markets show further signs of stabilizing. We are currently focusing on investment-grade, non-financial companies. Our goal is to build longer-term value while reducing interest rate sensitivity as the recovery in the financial markets gains traction.

LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through March 31, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — March 31, 20094

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 11/7/73)
Net Asset Value[1]	3.80%	-1.40%	3.01%	4.24%
With Maximum Sales Charge[2]	-0.90	-5.86	2.06	3.76

CLASS B (inception 9/13/93)
Net Asset Value[1]	3.40	-2.15	2.26	3.48
With CDSC[3]	-1.60	-6.80	1.93	3.48

CLASS C (Inception 12/30/94)
Net Asset Value[1]	3.44	-2.09	2.25	3.47
With CDSC[3]	2.44	-3.01	2.25	3.47

CLASS Y (Inception 12/30/94)
Net Asset Value[1]	3.91	-1.15	3.28	4.60

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Barclays Capital Aggregate Bond Index	4.70%	3.13%	4.13%	5.70%
Barclays Capital U.S. Credit Index	2.18	-5.21	1.62	4.74
Morningstar Int.-Term Bond Fund Avg.	-0.49	-4.94	1.36	3.92

See page 11 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/09	9/30/08
Aaa	48.2	59.1
Aa	4.9	5.6
A	11.2	4.8
Baa	20.4	14.6
Ba	5.0	4.8
B	3.5	5.7
Caa	0.8	0.5
Ca	0.2	0.3
Not Rated*	5.0	3.8
Short-term and other	0.8	0.8

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE DURATION	3/31/09		9/30/08
1 year or less	5.0		8.8
1-5 years	48.4		39.7
5-10 years	34.7		40.0
10+ years	11.9		11.5
Average Effective Duration	5.4	years	5.7	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.04%	0.90%
B	1.80	1.65
C	1.79	1.65
Y	0.75	0.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/10.

LOOMIS SAYLES HIGH INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests primarily in lower-quality fixed-income securities

Fund Inception:

February 22, 1984

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

With the exception of U.S. government issues, bond markets suffered significant declines last fall, as credit markets remained frozen and the global economy continued to contract. However, conditions became more stable in December and for much of the first quarter of 2009. Massive government stimulus packages and loan programs brought a measure of reassurance, encouraging investors to move tentatively into corporate sectors.

For the six-month fiscal period ended March 31, 2009, the total return on Loomis Sayles High Income Fund was -12.25% based on the net asset value of Class A shares and $0.19 in reinvested dividends. Although these results are disappointing in absolute terms, the fund achieved a slim lead over its benchmark, Barclays Capital High Yield Composite Index, which returned -12.97% for the period, and outperformed the -15.47% average return on Morningstar’s High Yield Bond category. The fund’s 30-day SEC yield as of March 31, 2009 was 9.51%.

WHICH FACTORS WERE THE MOST HARMFUL?

Stretches of severe illiquidity that began last fall fueled investors’ risk aversion, as bond dealers were unwilling to take positions in the turbulent markets. The result was falling prices for corporate issues across all quality ranges, as nervous investors shifted assets into Treasury issues. The fund’s returns suffered from the marked weakness in holdings rated below investment grade, especially securities of companies burdened by heavy debt levels.

A combination of rising unemployment, recession and unwieldy debt loads also drove down the price of bonds that had been issued as part of leveraged buy-outs – corporate acquisitions that had been financed largely by borrowing when credit was abundant. Lower-rated holdings in the industrial and utilities sectors were especially hard hit as balance sheets weakened and defaults increased. Reduced consumer spending also drove down valuations on fund holdings in the consumer discretionary and staples sectors.

WHAT HELPED STABILIZE THE MARKETS?

A series of government measures in the past several months pumped large amounts of capital into the credit markets, allaying our concerns of a possible system-wide meltdown. We took advantage of the market’s improving tone to expand holdings of higher-quality banking issues selling at low prices. By the end of March 2009, this strategy had aided absolute and relative returns, as investment-grade issues staged a partial recovery.

The Federal Reserve introduced one program aimed at supporting the credit needs of households and small businesses and another designed to provide liquidity for banks with “toxic” assets on their balance sheets. These initiatives bolstered confidence in bonds backed by commercial mortgages and those secured by auto and student loans. We responded by increasing the fund’s exposure to AAA-rated Commercial Mortgage Backed Securities and Asset Backed Securities tied to credit card debt. This boosted both relative and absolute returns in the first three months of 2009, when investors began to take interest in better quality, high-yield issues – those rated BB – where default risks appeared lower. Unfortunately, this renewed interest was not enough to erase earlier declines.

WHAT DO YOU SEE AHEAD?

We believe high-yield issues will continue to be volatile, as defaults continue to increase over the course of the year. We remain underweight the CCC-rated portion of the market, as we believe most defaults will come from this space. We believe investment-grade credit continues to offer strong relative value, as spreads remain at relatively wide levels. As the markets grow more convinced the global recovery has taken hold, we eventually expect to see more demand for riskier assets, such as high-yield and investment-grade credit, as well as commodity currencies.

LOOMIS SAYLES HIGH INCOME FUND

Investment Results through March 31, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — March 31, 20094

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
CLASS A (Inception 2/22/84)
Net Asset Value[1]	-12.25%	-19.85%	0.80%	-0.83%	—
With Maximum Sales Charge[2]	-16.21	-23.51	-0.12	-1.29	—

CLASS B (Inception 9/20/93)
Net Asset Value[1]	-12.81	-20.65	0.02	-1.59	—
With CDSC[3]	-16.95	-24.30	-0.27	-1.59	—

CLASS C (Inception 3/2/98)
Net Asset Value[1]	-12.59	-20.44	0.04	-1.58	—
With CDSC[3]	-13.42	-21.17	0.04	-1.58	—

CLASS Y (Inception 2/29/08)
Net Asset Value[1]	-12.14	-19.66	—	—	-18.72%

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[7]
Barclays Capital High Yield Composite Index	-12.97%	-19.31%	-0.10%	2.58%	-18.22%
Morningstar High Yield Bond Fund Avg.	-15.47	-20.97	-1.42	0.99	-19.77

See page 11 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/09	9/30/08
Aaa	20.1	17.3
Aa	1.2	2.0
A	2.0	1.0
Baa	7.2	7.6
Ba	19.0	14.9
B	26.4	28.9
Caa	9.2	16.4
Ca	1.3	0.5
C	0.0	0.0
Not Rated*	11.4	10.1
Short-term and other	2.2	1.3

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/09		9/30/08
1 year or less	21.3		16.0
1-5 years	24.4		25.7
5-10 years	31.3		28.5
10+ years	23.0		29.8
Average Effective Maturity	7.8	years	8.8	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.40%	1.15%
B	2.15	1.90
C	2.15	1.90
Y	1.15	0.90

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/10.
[7]	The since-inception comparative performance figures shown for Class Y shares are calculated from 3/1/08.

LOOMIS SAYLES INTERNATIONAL BOND FUND

PORTFOLIO PROFILE

Objective:

Seeks high total return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities located outside the U.S.

Fund Inception:

February 1, 2008

Managers:

Lynda L. Schweitzer, CFA

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. The fund may also invest in public or private debt obligations issued or guaranteed by U.S. or non-U.S. issuers. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund can invest a significant percentage of assets in debt securities that are rated below investment grade. Lower-rated debt securities have speculative characteristics and may be subject to greater price volatility than higher-rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Management Discussion

Investors in capital markets around the world continued to be strongly risk averse as the credit crisis worsened and the global economy contracted during the six months ended March 31, 2009. Fixed-income securities with higher credit risk performed poorly throughout most of the period, while government bonds and other high-quality issues did relatively well. In the international currency markets, the U.S. dollar gained in strength against most foreign currencies, including the euro and the Japanese yen.

For the six months ended March 31, 2009, Class A shares of Loomis Sayles International Bond Fund returned -2.04% at net asset value, including $0.10 in dividends reinvested during the period. For the same six months, the fund’s benchmark, Barclays Capital Global Aggregate Bond ex-USD Index, returned -0.08%, while the average return on the funds in Morningstar’s World Bond category was -1.35%. The fund’s 30-day SEC yield as of March 31, 2009 was 3.95%.

WHAT CAUSED THE FUND TO LAG ITS BENCHMARK?

The fund’s emphasis on investment-grade corporate bonds and securities not represented in the benchmark detracted from results. Continuing reports of slowing worldwide economic activity during the period intensified risk aversion, causing the fund’s investment-grade holdings to become a drag on performance. The worst performers were investment-grade bonds issued by financial companies in the United Kingdom and Europe. Although high-yield corporate issues recovered somewhat in the March of 2009, the improvement was not enough to offset their poor results in October and November. The fund’s non-benchmark country position in U.S. dollar-denominated assets detracted from results when dollar-denominated bonds underperformed in foreign markets, despite strength in the dollar itself.

WHICH STRATEGIES PROVED SUPPORTIVE?

Despite disappointing results from some U.S. dollar-denominated assets, the fund’s overall currency strategy was positive. Our strategy of underweighting the euro and the Canadian dollar benefited the fund as those currencies weakened in value relative to the U.S. dollar. The fund’s non-benchmark exposure to the U.S. dollar also helped results, as did our de-emphasis of the Japanese market. As the yen weakened against the U.S. dollar in March, we reduced the fund’s exposure to Japan. Meanwhile, the fund had little or no exposure to such emerging-market currencies as the Korean won or the Polish zloty, which are represented in the benchmark.

WHAT CHANGED IN THE FIRST QUARTER OF 2009?

Even as some economic indicators in the United States and Japan appeared to worsen in the first three months of 2009, market attitudes about risk seemed to improve, as stock markets, high-yield bonds and currencies of commodity-rich countries all recovered. As a consequence, riskier assets began outperforming the higher-quality securities that had led the market since mid-2008. Meanwhile, long-duration U.S. Treasuries came under selling pressure as investors became concerned that inflationary pressures might begin to increase.

WHAT DO YOU SEE AHEAD?

Investor sentiment appears focused on the positives. In April, the Group of 20 (G-20) international policy makers agreed to pledge up to $1 trillion in emergency assistance to the global economy. This action seems to have further contributed to investors’ willingness to accept risk.

Consequently we have positioned the fund for the global economic recovery we see ahead by maintaining the fund’s underweight in the Japanese yen and continuing to emphasize investment-grade and high-yield corporate bonds. We think it is possible the market may pull back somewhat after the recent recovery by higher-risk securities. If this occurs, we intend to take advantage of the resulting lower prices to add to our positions in investments that we believe will benefit in an economic recovery. This would include increasing exposure to currencies linked to commodity prices, emerging-market bonds and high-yield corporate bonds.

LOOMIS SAYLES INTERNATIONAL BOND FUND

Investment Results through March 31, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

Average Annual Returns — March 31, 20094

	6 MONTHS	1 YEAR	SINCE INCEPTION
CLASS A (Inception 2/1/08)
Net Asset Value[1]	-2.04%	-12.50%	-7.17%
With Maximum Sales Charge[2]	-6.42	-16.42	-10.77

CLASS C (Inception 2/1/08)
Net Asset Value[1]	-2.41	-13.30	-7.96
With CDSC[3]	-3.38	-14.16	-7.96

CLASS Y (Inception 2/1/08)
Net Asset Value[1]	-1.82	-12.33	-7.01

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	SINCE INCEPTION
Barclays Capital Global Aggregate Bond ex-USD Index	-0.08%	-9.70%	-3.89%
Morningstar World Bond Fund Avg.	-1.35	-9.45	-5.91

See page 11 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/09	9/30/08
Aaa	41.7	54.2
Aa	16.8	18.7
A	11.3	8.3
Baa	15.4	10.5
Ba	5.6	3.1
B	1.4	0.5
Caa	0.5	0.7
Not Rated*	6.2	2.3
Short-term and other	1.1	1.7

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/09		9/30/08
1 year or less	14.0		12.5
1-5 years	24.5		18.4
5-10 years	42.9		55.2
10+ years	18.6		13.9
Average Effective Maturity	8.0	years	8.1	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	2.20%	1.10%
C	2.93	1.85
Y	1.83	0.85

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/10.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO PROFILE

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Fund Inception:

January 3, 1989

Managers:

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Management Discussion

Government attempts to stabilize the financial system and reinvigorate the economy gradually worked to improve investors’ willingness to accept risk in the first half of Loomis Sayles Limited Term Government and Agency Fund’s fiscal year. Investors appear to believe that steps taken by global governments have, at a minimum, reduced the risk of an extended global depression. However, the staggering cost of this extensive government intervention is beginning to trouble investors.

During the six months ended March 31, 2009, the fund returned 3.79% based on the net asset value of Class A shares and $0.15 in dividends reinvested during the period. The fund lagged its benchmark, Barclays Capital 1-5 Year Government Bond Index, which returned 4.64% for the period, but came in ahead of the average 3.32% return on Morningstar’s Short Government category. The fund’s 30-day SEC yield was 2.41% at March 31, 2009.

WHAT WORKED WELL FOR THE FUND?

Mortgage-backed securities (MBS) backed by 30-year loans were the focus of the Federal Reserve’s purchase program, and the fund benefited from its emphasis on these securities during the period. Specifically, we focused on MBS issued by government-sponsored agencies, which have the advantage of indirect support from the U.S. government. High-quality, short duration, asset-backed securities (ABS), including those backed by automobile loans and credit card receivables, were another area of focus. These securities currently offer attractive yields and have strong credit quality due to their secured status and other credit enhancements. The fund’s position in Treasury inflation protected securities (TIPS) also performed well as deflation concerns eased during the period.

Relative to its benchmark, the fund is also overweight in commercial mortgage-backed securities (CMBS). In this sector, the fund holds senior securities backed by first mortgages on commercial properties. We see relatively little risk of rating downgrades in these holdings.

WHICH SECURITIES PROVED DISADVANTAGEOUS?

The worst performers during the period were MBS that were not issued by government-sponsored enterprises because they do not benefit from the implied government support. As the real estate markets continued to deteriorate, this weakness also spread into the corporate bond market and to non-residential mortgages, such as CMBS. Although the CMBS market recovered in the first quarter of 2009, it had lagged for the full period, and this contributed to the fund’s performance shortfall relative to the benchmark.

HOW DID YOU POSITION THE PORTFOLIO?

We increased the fund’s holdings in TIPS and CMBS, and reduced holdings in MBS issued by government-sponsored enterprises. We believe MBS will continue to benefit from the support of the U.S. government, given their critical function in the mortgage market, but we see limited additional upside potential.

High-quality CMBS have suffered as real estate concerns grew, so we used this as an opportunity to purchase the most senior securities – those we believe to have ample credit protection. We also added to the fund’s TIPS holdings because the sector had underperformed nominal (non-TIPS) Treasuries.

WHAT’S YOUR CURRENT OUTLOOK?

Near term, we are not expecting any changes in the Federal Funds rate, although we think longer-maturity interest rates will move modestly higher. Accordingly, we are more focused on identifying income opportunities than on looking for significant principal appreciation. U.S. Treasuries may do well near term, as the economy struggles along, but their yields are so low that any hint of a recovery or inflation could have a negative impact. We believe the income advantage offered by MBS holdings should make them perform well provided the interest rate environment remains relatively stable.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through March 31, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — March 31, 20094

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 1/3/89)
Net Asset Value[1]	3.79%	4.33%	3.35%	4.24%
With Maximum Sales Charge[2]	0.67	1.25	2.72	3.92

CLASS B (Inception 9/27/93)
Net Asset Value[1]	3.32	3.47	2.56	3.50
With CDSC[3]	-1.68	-1.53	2.21	3.50

CLASS C (Inception 12/30/94)
Net Asset Value[1]	3.32	3.57	2.57	3.51
With CDSC[3]	2.32	2.57	2.57	3.51

CLASS Y (Inception 3/31/94)
Net Asset Value[1]	3.91	4.59	3.59	4.57

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Barclays Capital 1-5 Yr Gov’t Bond Index	4.64%	4.97%	4.33%	5.23%
Morningstar Short Gov’t Fund Avg.	3.32	3.51	3.30	4.22

See page 11 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	3/31/09		9/30/08
Mortgage Related	37.6		67.6
Treasuries	21.7		4.6
Government Sponsored	10.1		—
Government Owned - No Guarantee	10.1		—
Commercial Mortgage-Backed Securities	7.9		—
ABS Credit Card	2.7		2.7
Hybrid ARMs	2.0		1.6
ABS Home Equity	1.1		—
ABS Car Loan	1.1		—
Collateralized Mortgage Obligations	0.5		0.1
ABS Other	0.0		—
Asset-Backed Securities	—		3.5
Mortgage-Backed Securities	—		2.0
Automotive	—		1.8
Short-Term Investments & Other	5.2		13.1

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/09		9/30/08
1 year or less	8.7		19.0
1-5 years	78.9		74.5
5-10 years	12.4		6.5
10+ years	n/a		n/a
Average Effective Maturity	3.2	years	3.0	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.07%	0.90%
B	1.82	1.65
C	1.83	1.65
Y	0.72	0.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 3.00%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/10.

LOOMIS SAYLES STRATEGIC INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks high current income, with a secondary objective of capital growth

Strategy:

Invests primarily in income-producing securities in the U.S. and around the world

Fund Inception:

May 1, 1995

Managers:

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA

Associate Managers:

Matthew J. Eagan, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFZX
Class B	NEZBX
Class C	NECZX
Class Y	NEZYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

With the exception of U.S. government issues, bond markets suffered significant declines last fall, as credit markets remained frozen and the global economy continued to contract. However, conditions became more stable in December and for much of the first quarter of 2009. Massive government stimulus packages and loan programs brought a measure of reassurance, encouraging investors to move tentatively into corporate sectors.

For the six months ended March 31, 2009, Class A shares of Loomis Sayles Strategic Income Fund provided a total return at net asset value of -9.47%, including $0.49 in dividends and $0.08 in capital gains reinvested during the period. The fund underperformed its benchmark, Barclays Capital Aggregate Bond Index, which returned 4.70% for the period. The fund also lagged Morningstar’s Multisector Bond category, which had an average return of -8.03%. The fund’s 30-day SEC yield at the end of March was 10.20%.

WHAT FACTORS WERE FAVORABLE FOR THE FUND?

The fund’s financial holdings rallied in response to the Treasury department’s lending programs. In the non-investment-grade arena, results got a boost when the financing arm of a major auto maker gained access to federal funding. Renewed confidence in the global financial system at the beginning of 2009 partially reversed losses incurred in the fourth quarter of 2008 across many sectors.

WHICH STRATEGIES HURT RETURNS?

At the sector level, the fund trailed its benchmark and Morningstar peers due to limited exposure to U.S. Treasury and agency securities – by far the period’s best performers. Investors poured money into these safe havens, siphoning assets from corporate bonds and driving down prices of investment-grade and high-yield segments where the fund held major stakes.

As the global economy weakened, demand for industrial products of all kinds declined. Fears grew that credit would become even tighter and companies carrying high levels of debt were especially hard hit. Fund holdings in telecommunications, healthcare and the troubled auto sector fell sharply. In December and January, prices firmed and spreads narrowed. However, this improved performance was not enough to offset losses incurred prior to December 2008. High-yield convertibles also held back performance, with losses only partially mitigated by improved market conditions in the first three months of 2009.

Falling commodity prices tied to shrinking global demand undercut the currencies of countries dependent on commodity exports. The U.S. dollar strengthened against many of these currencies as investors moved out of commodity-related areas and turned to the greenback for greater stability. As a result, the fund suffered declines in holdings denominated in the currencies of Canada, Indonesia, Brazil, Mexico and New Zealand. There were modest rebounds late in the period, but they were not able to recover losses sustained earlier.

WHAT DO YOU SEE AHEAD?

We believe high-yield issues will continue to be volatile, as defaults continue to increase over the course of the year. We remain underweight the CCC-rated portion of the market, as we believe most defaults will come from this space. We believe investment-grade credit continues to offer strong relative value, as spreads remain at relatively wide levels. As the markets grow more convinced the global recovery has taken hold, we eventually expect to see more demand for riskier assets, such as high-yield and investment-grade credit, as well as commodity currencies.

LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through March 31, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — March 31, 20094

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
CLASS A (Inception 5/1/95)
Net Asset Value[1]	-9.47%	-21.58%	0.94%	6.03%	—
With Maximum Sales Charge[2]	-13.54	-25.10	0.02	5.55	—

CLASS B (Inception 5/1/95)
Net Asset Value[1]	-9.86	-22.22	0.17	5.23	—
With CDSC[3]	-14.14	-25.80	-0.13	5.23	—

CLASS C (Inception 5/1/95)
Net Asset Value[1]	-9.77	-22.21	0.19	5.24	—
With CDSC[3]	-10.63	-22.92	0.19	5.24	—

CLASS Y (Inception 12/1/99)
Net Asset Value[1]	-9.36	-21.45	1.20	—	6.40%

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION
Barclays Capital Aggregate Bond Index	4.70%	3.13%	4.13%	5.70%	6.10%
Barclays Capital U.S. Universal Bond Index	3.12	1.10	3.83	5.64	5.99
Morningstar Multisector Bond Fund Avg.	-8.03	-14.37	0.89	3.78	3.99

See page 11 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/09	9/30/08
Aaa	14.1	18.3
Aa	6.9	4.1
A	7.7	8.1
Baa	35.8	32.0
Ba	10.4	10.0
B	7.3	10.3
Caa	5.2	7.4
Ca	1.0	0.8
C	0.1	0.0
Not Rated*	8.3	8.8
Short-term and other	3.2	0.2

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/09		9/30/08
1 year or less	6.8		8.6
1-5 years	22.4		20.6
5-10 years	29.5		28.2
10+ years	41.3		42.6
Average Effective Maturity	13.3	years	13.8	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.98%	0.98%
B	1.73	1.73
C	1.73	1.73
Y	0.73	0.73

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/10.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS

Barclays Capital Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.

Barclays Capital Global Aggregate Bond ex-USD Index is an unmanaged index which provides a broad-based measure of the international investment-grade bond market.

Barclays Capital High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.

Barclays Capital 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between one and five years.

Barclays Capital U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt, and foreign debt that meets specific maturity, liquidity and quality requirements.

Barclays Capital U.S. Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate Bond Index, the High Yield Index, and the Emerging Market Index, among other indexes.

Morningstar Fund Averages are the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Effective November 3, 2008, the Lehman indices were rebranded to the Barclays Capital indices. There has been no change in the calculation or definition of the index data.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2008 through March 31, 2009. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges, redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2008	ENDING ACCOUNT VALUE 3/31/2009	EXPENSES PAID DURING PERIOD* 10/1/2008 – 3/31/2009
CLASS A
Actual	$1,000.00	$1,038.00	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53
CLASS B
Actual	$1,000.00	$1,034.00	$8.37
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30
CLASS C
Actual	$1,000.00	$1,034.40	$8.37
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30
CLASS Y
Actual	$1,000.00	$1,039.10	$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.90%, 1.65%, 1.65% and 0.65% for Class A, B, C and Y respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2008	ENDING ACCOUNT VALUE 3/31/2009	EXPENSES PAID DURING PERIOD* 10/1/2008 – 3/31/2009
CLASS A
Actual	$1,000.00	$877.50	$5.38
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79
CLASS B
Actual	$1,000.00	$871.90	$8.87
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55
CLASS C
Actual	$1,000.00	$874.10	$8.88
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55
CLASS Y
Actual	$1,000.00	$878.60	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.15%, 1.90%, 1.90% and 0.90%, for Class A, B, C, and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2008	ENDING ACCOUNT VALUE 3/31/2009	EXPENSES PAID DURING PERIOD* 10/1/2008 – 3/31/2009
CLASS A
Actual	$1,000.00	$979.60	$5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54
CLASS C
Actual	$1,000.00	$975.90	$9.11
Hypothetical (5% return before expenses)	$1,000.00	$1,015.71	$9.30
CLASS Y
Actual	$1,000.00	$981.80	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.10%, 1.85% and 0.85%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 10/1/2008	ENDING ACCOUNT VALUE 3/31/2009	EXPENSES PAID DURING PERIOD* 10/1/2008 – 3/31/2009
CLASS A
Actual	$1,000.00	$1,037.90	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53
CLASS B
Actual	$1,000.00	$1,033.20	$8.36
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30
CLASS C
Actual	$1,000.00	$1,033.20	$8.36
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30
CLASS Y
Actual	$1,000.00	$1,039.10	$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.90%, 1.65%, 1.65% and 0.65% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2008	ENDING ACCOUNT VALUE 3/31/2009	EXPENSES PAID DURING PERIOD* 10/1/2008 – 3/31/2009
CLASS A
Actual	$1,000.00	$905.30	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04
CLASS B
Actual	$1,000.00	$901.40	$8.30
Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80
CLASS C
Actual	$1,000.00	$902.30	$8.30
Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80
CLASS Y
Actual	$1,000.00	$906.40	$3.52
Hypothetical (5% return before expenses)	$1,000.00	$1,021.24	$3.73

*	Expenses are equal to the Fund’s annualized expense ratio: 1.00%, 1.75%, 1.75% and 0.74% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 97.9% of Net Assets
	ABS Home Equity — 1.1%
$69,948	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A2, 3.872%, 3/25/2020	$68,153
1,095,000	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	661,057
3,240,517	Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3, 5.804%, 7/25/2034	816,286
984,522	Residential Asset Securities Corp., Series 2003-KS10, Class AI4, 4.470%, 3/25/2032	700,223

		2,245,719

	Automotive — 0.7%
955,000	Ford Motor Co., 7.450%, 7/16/2031	303,212
865,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	578,393
810,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	532,357

		1,413,962

	Banking — 6.8%
970,000	Bank of America Corp., 5.750%, 12/01/2017	814,592
1,365,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	1,328,481
2,135,000	Citigroup, Inc., 6.500%, 8/19/2013	1,961,884
625,000	Goldman Sachs Group, Inc. (The), 5.300%, 2/14/2012	603,076
1,040,000	Goldman Sachs Group, Inc. (The), 6.150%, 4/01/2018	949,955
2,160,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	1,460,897
1,560,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	1,575,729
1,670,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	1,306,095
1,230,000	Merrill Lynch & Co., Inc., Series C, MTN, 5.450%, 2/05/2013	1,008,305
800,000	Morgan Stanley, 4.000%, 1/15/2010	794,357
615,000	Morgan Stanley, 5.375%, 10/15/2015	555,603
100,000	Morgan Stanley, 6.750%, 4/15/2011	100,077
835,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	796,178
515,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	458,269

		13,713,498

	Building Materials — 0.4%
815,000	Owens Corning, Inc., 7.000%, 12/01/2036	456,711
795,000	USG Corp., 6.300%, 11/15/2016	421,350

		878,061

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — 7.4%
$795,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047	$730,085
850,000	Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2, 5.334%, 9/10/2045	771,678
1,305,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	1,065,845
1,245,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PW10, Class A2, 5.270%, 12/11/2040	1,148,070
1,200,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW16, Class A2, 5.857%, 6/11/2040(b)	1,002,517
990,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	821,762
145,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	105,692
710,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	645,803
960,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.425%, 2/15/2041(b)	657,514
1,800,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	1,613,393
900,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	647,404
543,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	391,159
1,500,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	1,109,583
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	855,980
250,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.007%, 6/15/2049(b)	171,940
375,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 6.065%, 4/15/2045(b)	282,902
1,710,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	1,540,079
900,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.803%, 6/11/2042(b)	678,507
775,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.458%, 1/11/2043(b)	601,596

		14,841,509

	Construction Machinery — 0.5%
220,000	Caterpillar Financial Service Corp., 5.450%, 4/15/2018	188,748
830,000	Caterpillar Financial Services Corp., 7.150%, 2/15/2019	759,159

		947,907

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Diversified Manufacturing — 1.4%
$1,200,000	Crane Co., 6.550%, 11/15/2036(c)	$895,217
2,145,000	General Electric Co., 5.250%, 12/06/2017	1,983,717

		2,878,934

	Electric — 1.9%
290,000	AES Corp. (The), 7.750%, 10/15/2015	253,025
570,000	AES Corp. (The), 8.000%, 10/15/2017	488,775
715,000	AES Corp. (The), 144A, 8.000%, 6/01/2020	579,150
950,000	Enersis SA, Chile, 7.375%, 1/15/2014	986,412
355,000	Florida Power & Light Co., 4.950%, 6/01/2035	311,581
690,000	Ipalco Enterprises, Inc., 144A, 7.250%, 4/01/2016	610,650
590,000	Southern California Edison Co., 7.625%, 1/15/2010	609,724

		3,839,317

	Entertainment — 0.9%
1,760,000	Time Warner Cable, Inc., 8.250%, 4/01/2019	1,808,615

	Environmental — 0.3%
545,000	Waste Management, Inc., 7.375%, 3/11/2019	555,859

	Financial Other — 0.8%
1,430,000	HKCG Finance Ltd., 144A, 6.250%, 8/07/2018	1,518,586

	Food & Beverage — 1.9%
560,000	Anheuser-Busch Cos., Inc., 4.500%, 4/01/2018	473,042
805,000	Anheuser-Busch Cos., Inc., 6.450%, 9/01/2037	668,068
815,000	Dr Pepper Snapple Group, Inc., 6.820%, 5/01/2018	769,206
915,000	Kraft Foods, Inc., 6.125%, 8/23/2018	917,193
925,000	Kraft Foods, Inc., 6.875%, 2/01/2038	908,384

		3,735,893

	Government Guaranteed — 1.9%
74,000,000	Development Bank of Japan, 1.750%, 6/21/2010 (JPY)	755,604
910,000	JPMorgan Chase & Co., 2.125%, 6/22/2012	914,388
210,000,000	Oesterreichische Kontrollbank AG, 1.800%, 3/22/2010 (JPY)	2,130,370

		3,800,362

	Government Owned - No Guarantee — 4.7%
1,280,000	Export-Import Bank of Korea, 8.125%, 1/21/2014	1,323,045
5,617,000	Federal National Mortgage Association, 4.375%, 9/13/2010	5,874,253

Principal Amount (‡)	Description	Value (†)

	Government Owned - No Guarantee — continued
$2,139,000	Federal National Mortgage Association, 5.375%, 6/12/2017	$2,387,986

		9,585,284

	Health Insurance — 0.7%
1,470,000	WellPoint, Inc., 7.000%, 2/15/2019	1,470,792

	Healthcare — 1.3%
575,000	HCA, Inc., 7.500%, 12/15/2023	304,653
450,000	HCA, Inc., 9.125%, 11/15/2014	423,000
485,000	Hospira, Inc., 6.050%, 3/30/2017	432,857
680,000	McKesson Corp., 7.500%, 2/15/2019	721,750
670,000	Medco Health Solutions, 7.250%, 8/15/2013	694,415

		2,576,675

	Hybrid ARMs — 1.5%
1,368,872	FHLMC, 5.949%, 11/01/2036(b)	1,413,833
1,217,858	FNMA, 6.039%, 2/01/2037(b)	1,265,740
373,992	JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3, 5.874%, 1/25/2037(b)	273,762

		2,953,335

	Independent Energy — 1.0%
290,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	236,350
385,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	301,263
1,735,000	XTO Energy, Inc., 6.375%, 6/15/2038	1,545,810

		2,083,423

	Media Cable — 2.5%
590,000	Comcast Corp., 6.450%, 3/15/2037	515,453
1,470,000	Comcast Corp., 6.950%, 8/15/2037	1,368,882
755,000	Cox Communications, Inc., 6.750%, 3/15/2011	754,368
1,085,000	CSC Holdings, Inc., Senior Note, Series B, 7.625%, 4/01/2011	1,076,862
60,000	CSC Holdings, Inc., 7.875%, 2/15/2018	54,900
105,000	CSC Holdings, Inc., 144A, 8.500%, 4/15/2014	103,425
380,000	CSC Holdings, Inc., 144A, 8.625%, 2/15/2019	365,750
873,000	Time Warner Cable, Inc., 6.550%, 5/01/2037	734,718

		4,974,358

	Metals & Mining — 0.9%
655,000	Barrick Gold Corp., 6.950%, 4/01/2019	657,989

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Metals & Mining — continued
$890,000	Steel Dynamics, Inc., 7.375%, 11/01/2012	$694,200
710,000	United States Steel Corp., 6.650%, 6/01/2037	400,071

		1,752,260

	Mortgage Related — 22.2%
842,669	FHLMC, 4.000%, 7/01/2019	860,523
1,594,204	FHLMC, 4.500%, 12/01/2034	1,630,852
401,293	FHLMC, 5.000%, 11/01/2018	417,168
1,122,203	FHLMC 5.500%, with various maturities in 2018(d)	1,175,055
165,997	FHLMC, 6.000%, 6/01/2035	174,331
653,714	FNMA, 4.000%, 6/01/2019	668,382
6,375,346	FNMA 4.500%, with various maturities from 2019 to 2035(d)	6,559,896
866,929	FNMA, 5.500%, 5/01/2018	909,119
8,074,871	FNMA 6.000%, with various maturities from 2016 to 2039(d)	8,451,151
3,683,130	FNMA 6.500%, with various maturities from 2029 to 2037(d)	3,887,640
174,059	FNMA 7.000%, with various maturities in 2030(d)	187,570
197,125	FNMA 7.500%, with various maturities from 2024 to 2032(d)	213,443
5,572,003	GNMA 5.000%, with various maturities from 2035 to 2038(d)	5,790,997
8,468,164	GNMA 5.500%, with various maturities from 2034 to 2038(d)	8,826,035
3,471,416	GNMA 6.000%, with various maturities from 2029 to 2037(d)	3,636,376
612,690	GNMA 6.500%, with various maturities from 2028 to 2032(d)	652,361
298,811	GNMA 7.000%, with various maturities from 2025 to 2029(d)	320,482
111,268	GNMA 7.500%, with various maturities from 2025 to 2030(d)	119,811
59,675	GNMA, 8.000%, 11/15/2029	64,899
100,263	GNMA 8.500%, with various maturities from 2017 to 2023(d)	108,414
19,592	GNMA 9.000%, with various maturities in 2016(d)	21,135
39,622	GNMA 11.500%, with various maturities from 2013 to 2015(d)	44,713

		44,720,353

	Non-Captive Consumer — 0.8%
735,000	HSBC Finance Corp., 7.000%, 5/15/2012	589,985
245,000	SLM Corp., MTN, 5.050%, 11/14/2014	129,691
215,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	114,330

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
$120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	$62,124
35,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	18,137
420,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	155,400
1,135,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	613,046

		1,682,713

	Non-Captive Diversified — 2.9%
7,000	CIT Group, Inc., 5.400%, 2/13/2012	4,513
63,000	CIT Group, Inc., 5.400%, 1/30/2016	37,760
120,000	CIT Group, Inc., 5.800%, 10/01/2036	66,095
11,000	CIT Group, Inc., 5.850%, 9/15/2016	6,221
1,090,000	CIT Group, Inc., 144A, 12.000%, 12/18/2018	564,075
109,000	CIT Group, Inc., GMTN, 5.000%, 2/13/2014	64,310
103,000	CIT Group, Inc., GMTN, 5.000%, 2/01/2015	62,712
35,000	CIT Group, Inc., MTN, 5.125%, 9/30/2014	21,157
1,089,000	CIT Group, Inc., Series A, GMTN, 6.000%, 4/01/2036	513,421
120,000	CIT Group, Inc., Series A, MTN, 5.650%, 2/13/2017	69,495
745,000	General Electric Capital Corp., 5.875%, 1/14/2038	532,143
1,180,000	General Electric Capital Corp., Series A, MTN, 5.625%, 9/15/2017	1,034,225
1,842,000	GMAC LLC, 144A, 6.625%, 5/15/2012	1,235,669
571,000	GMAC LLC, 144A, 8.000%, 11/01/2031	274,742
465,000	International Lease Finance Corp., 5.000%, 4/15/2010	369,366
205,000	International Lease Finance Corp., 6.375%, 3/25/2013	113,283
120,000	International Lease Finance Corp., Series R, MTN, 5.300%, 5/01/2012	66,600
40,000	International Lease Finance Corp., Series R, MTN, 5.550%, 9/05/2012	22,176
285,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	148,499
1,250,000	iStar Financial, Inc., Senior Note, 6.000%, 12/15/2010	700,000

		5,906,462

	Oil Field Services — 1.4%
1,455,000	Halliburton Co., 7.450%, 9/15/2039	1,456,635
190,000	Nabors Industries, Inc., 6.150%, 2/15/2018	148,651
730,000	Nabors Industries, Inc., 144A, 9.250%, 1/15/2019	692,207

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — continued
$750,000	Weatherford International Ltd., 6.500%, 8/01/2036	$527,975

		2,825,468

	Paper — 0.9%
565,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	402,563
755,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	558,700
365,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	292,000
735,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	584,325

		1,837,588

	Pharmaceuticals — 2.0%
1,945,000	Pfizer, Inc., 7.200%, 3/15/2039	2,085,845
1,990,000	Roche Holdings, Inc., 144A, 6.000%, 3/01/2019	2,048,230

		4,134,075

	Pipelines — 1.2%
1,150,000	NGPL Pipeco LLC, 144A, 6.514%, 12/15/2012	1,098,550
705,000	ONEOK Partners LP, 8.625%, 3/01/2019	711,389
830,000	TEPPCO Partners LP, 7.550%, 4/15/2038	643,583

		2,453,522

	Property & Casualty Insurance — 0.5%
760,000	Marsh & McLennan Co., Inc., 9.250%, 4/15/2019	774,750
475,000	Willis North America, Inc., 6.200%, 3/28/2017	332,939

		1,107,689

	Refining — 0.5%
965,000	Valero Energy Corp., 9.375%, 3/15/2019	996,237

	REITs — 0.2%
640,000	Colonial Realty, LP, Senior Note, 5.500%, 10/01/2015	383,945

	Retailers — 0.5%
1,295,000	Home Depot, Inc., 5.875%, 12/16/2036	917,094

	Sovereigns — 0.7%
180,000	Indonesia Government International Bond, 144A, 6.625%, 2/17/2037	121,500
1,705,000	Indonesia Government International Bond, 144A, 7.750%, 1/17/2038	1,312,850

		1,434,350

	Supermarkets — 1.0%
2,095,000	Kroger Co. (The), 6.900%, 4/15/2038	2,115,992

	Technology — 2.1%
745,000	Corning, Inc., 7.250%, 8/15/2036	561,273

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$540,000	Equifax, Inc., 7.000%, 7/01/2037	$383,549
1,180,000	Fiserv, Inc., 6.125%, 11/20/2012	1,167,429
1,420,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	255,600
85,000	Motorola, Inc., 6.500%, 9/01/2025	53,975
115,000	Motorola, Inc., 6.500%, 11/15/2028	72,450
185,000	Motorola, Inc., 6.625%, 11/15/2037	117,013
195,000	Pitney Bowes, Inc., 5.250%, 1/15/2037	189,386
279,000	Xerox Corp., 5.500%, 5/15/2012	241,634
910,000	Xerox Corp., 6.350%, 5/15/2018	677,950
683,000	Xerox Corp., 6.400%, 3/15/2016	520,762

		4,241,021

	Tobacco — 1.4%
1,840,000	Altria Group, Inc., 9.700%, 11/10/2018	2,002,840
1,185,000	Reynolds American, Inc., 7.250%, 6/15/2037	865,251

		2,868,091

	Treasuries — 14.1%
6,500,000	Canadian Government, 5.000%, 6/01/2014 (CAD)	5,975,484
3,535,000	U.S. Treasury Bond, 3.500%, 2/15/2039	3,493,040
566,000	U.S. Treasury Bond, 4.500%, 2/15/2036	652,138
1,905,000	U.S. Treasury Bond, 5.375%, 2/15/2031	2,401,788
5,851,896	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2025	6,080,482
720,000	U.S. Treasury Note, 2.750%, 2/15/2019	723,938
8,980,000	U.S. Treasury Notes, 0.875%, with various maturities in 2011(e)	8,993,669

		28,320,539

	Wireless — 2.3%
10,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	5,300
15,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	8,325
1,385,000	SK Telecom Co., Ltd., 144A, 6.625%, 7/20/2027	1,149,205
4,715,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,876,150
15,000	Sprint Capital Corp., 6.900%, 5/01/2019	10,575
1,420,000	True Move Co. Ltd., 144A, 10.750%, 12/16/2013	668,536

		4,718,091

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Wirelines — 4.6%
$1,935,000	AT&T, Inc., 5.800%, 2/15/2019	$1,894,233
3,213,000	Embarq Corp., 7.995%, 6/01/2036	2,409,750
935,000	Frontier Communications Corp., 7.875%, 1/15/2027	631,125
210,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	142,800
460,000	Qwest Corp., 6.875%, 9/15/2033	301,300
850,000	Qwest Corp., 7.250%, 9/15/2025	561,000
255,000	Qwest Corp., 7.250%, 10/15/2035	165,750
1,790,000	Qwest Corp., 7.500%, 6/15/2023	1,351,450
590,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	402,530
1,700,000	Telecom Italia Capital SA, 7.200%, 7/18/2036	1,345,152

		9,205,090

	Total Bonds and Notes (Identified Cost $211,183,837)	197,442,669

Shares
Preferred Stocks — 0.1%
	Diversified Financial Services — 0.0%
532	Preferred Blocker, Inc., 144A, 7.000%	105,918

	Thrifts & Mortgage Finance — 0.1%
256,000	Federal National Mortgage Association, 6.750%(f)(g)	128,000
4,200	Federal National Mortgage Association, 8.250%(f)(g)	2,982

		130,982

	Total Preferred Stocks (Identified Cost $1,717,400)	236,900

Principal Amount (‡)
Short-Term Investments — 0.8%
$1,583,349	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2009 at 0.000% to be repurchased at $1,583,349 on 4/01/2009, collateralized by $1,220,000 Federal National Mortgage Association, 6.625% due 11/15/2030 valued at $1,618,025, including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $1,583,349)	1,583,349

	Total Investments — 98.8% (Identified Cost $214,484,586)(a)	199,262,918
	Other assets less liabilities—1.2%	2,483,552

	Net Assets — 100.0%	$201,746,470

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements

(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2009, the net unrealized depreciation on investments based on a cost of $214,546,289 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,164,344
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(20,447,715)

	Net unrealized depreciation	$(15,283,371)

(b)	Variable rate security. Rate as of March 31, 2009 is disclosed.
(c)	Illiquid security. At March 31, 2009, the value of this security amounted to $895,217 or 0.4% of net assets.
(d)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	All separate investments in U.S. Treasury securities which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	Non-income producing security.
(g)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the value of these securities amounted to $12,449,043 or 6.2% of net assets.

ABS	Asset-Backed Securities
ARM	Adjustable Rate Mortgage
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

CAD	Canadian Dollar
JPY	Japanese Yen

Net Asset Summary at March 31, 2009 (Unaudited)

Mortgage Related	22.2%
Treasuries	14.1
Commercial Mortgage-Backed Securities	7.4
Banking	6.8
Government Owned—No Guarantee	4.7
Wirelines	4.6
Non-Captive Diversified	2.9
Media Cable	2.5
Wireless	2.3
Technology	2.1
Pharmaceuticals	2.0
Other Investments, less than 2% each	26.4
Short-Term Investments	0.8

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 79.4% of Net Assets
	ABS Car Loan — 0.6%
$85,000	Capital One Auto Finance Trust, Series 2006-C, Class A4, 0.586%, 5/15/2013(b)	$62,235
248,175	Capital One Auto Finance Trust, Series 2007-C, Class A3B, 1.066%, 4/16/2012(b)	223,009
100,000	Capital One Auto Finance Trust, Series 2007-C, Class A4, 5.230%, 7/15/2014	74,769

		360,013

	ABS Credit Card — 1.1%
100,000	Bank One Issuance Trust, Series 2004-C2, Class C2, 1.356%, 2/15/2017(b)	39,000
650,000	Citibank Credit Card Issuance Trust, Series 2005-C3, Class C3, 0.966%, 7/15/2014(b)	376,968
205,000	Citibank Credit Card Issuance Trust, Series 2006-C1, Class C1, 0.945%, 2/20/2015(b)	103,470
100,000	HSBC Private Label Credit Card Master Note Trust, Series 2007-1, Class B, 0.666%, 12/16/2013(b)	80,928
70,000	MBNA Credit Card Master Note Trust, Series 2006-C3, Class C3, 0.846%, 10/15/2013(b)	48,047

		648,413

	Aerospace & Defense — 1.0%
260,000	BE Aerospace, Inc., 8.500%, 7/01/2018	216,775
500,000	Bombardier, Inc., 144A, 6.300%, 5/01/2014	352,500

		569,275

	Airlines — 0.2%
49,961	Continental Airlines, Inc., Series 1997-4, Class 4B, 6.900%, 7/02/2018	34,973
14,137	Continental Airlines, Inc., Series 1999-1, Class C, 6.954%, 2/02/2011	13,607
180,000	Continental Airlines, Inc., Series 2007-1, Class B, 6.903%, 4/19/2022	95,400

		143,980

	Automotive — 3.0%
420,000	Ford Motor Co., 6.375%, 2/01/2029	118,650
65,000	Ford Motor Co., 6.625%, 2/15/2028	18,362
1,220,000	Ford Motor Co., 6.625%, 10/01/2028	344,650
210,000	Ford Motor Co., 7.450%, 7/16/2031	66,675
40,000	Ford Motor Co., 7.500%, 8/01/2026	11,200
550,000	Ford Motor Credit Co. LLC, 5.700%, 1/15/2010	471,109
66,000	GMAC LLC, 144A, 5.375%, 6/06/2011	46,860
635,000	Goodyear Tire & Rubber Co., 7.000%, 3/15/2028	355,600
85,000	Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	69,700
310,000	Goodyear Tire & Rubber Co., 9.000%, 7/01/2015	238,700

		1,741,506

Principal Amount (‡)	Description	Value (†)

	Banking — 2.1%
$290,000	Citigroup, Inc., 5.000%, 9/15/2014	$192,241
340,000	Goldman Sachs Group, Inc. (The), 5.000%, 10/01/2014	307,387
175,000	Goldman Sachs Group, Inc. (The), 5.150%, 1/15/2014	159,716
80,000	Morgan Stanley, 4.750%, 4/01/2014	65,406
350,000	Morgan Stanley, 5.375%, 10/15/2015	316,197
130,000	Morgan Stanley, 6.750%, 4/15/2011	130,100
100,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	82,711

		1,253,758

	Building Materials — 0.6%
50,000	Masco Corp., 4.800%, 6/15/2015	32,221
50,000	Masco Corp., 6.500%, 8/15/2032	25,294
565,000	USG Corp., 6.300%, 11/15/2016	299,450

		356,965

	Chemicals — 0.4%
450,000	Borden, Inc., 7.875%, 2/15/2023	45,000
550,000	Borden, Inc., 9.200%, 3/15/2021	55,000
20,000	Georgia Gulf Corp., 10.750%, 10/15/2016	1,300
380,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029(c)	133,000

		234,300

	Commercial Mortgage-Backed Securities — 2.6%
100,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	83,006
100,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	72,891
100,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 6.004%, 9/15/2039(b)	63,463
500,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	359,669
400,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	288,146
300,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.007%, 6/15/2049(b)	206,328
100,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	67,582
300,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.803%, 6/11/2042(b)	226,169

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$200,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.458%, 1/11/2043(b)	$155,251

		1,522,505

	Construction Machinery — 1.5%
185,000	Joy Global, Inc., 6.000%, 11/15/2016	154,830
40,000	Joy Global, Inc., 6.625%, 11/15/2036	26,691
165,000	United Rentals North America, Inc., 1.875%, 10/15/2023	122,100
1,065,000	United Rentals North America, Inc., 7.000%, 2/15/2014	537,825
15,000	United Rentals North America, Inc., 7.750%, 11/15/2013	8,175

		849,621

	Electric — 3.5%
35,000	AES Corp. (The), 8.000%, 10/15/2017	30,013
415,000	AES Corp. (The), 144A, 8.000%, 6/01/2020(f)	336,150
133,984	AES Ironwood LLC, 8.857%, 11/30/2025	117,906
24,355	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	22,163
380,000	CMS Energy Corp., 7.750%, 8/01/2010	377,257
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	198,750
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	75,600
165,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	107,250
170,000	Edison Mission Energy, 7.625%, 5/15/2027	102,000
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	56,000
205,000	NRG Energy, Inc., 7.375%, 1/15/2017	190,650
195,000	TXU Corp., Series P, 5.550%, 11/15/2014	67,275
1,015,000	TXU Corp., Series Q, 6.500%, 11/15/2024	284,733
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	100,281

		2,066,028

	Entertainment — 0.1%
70,000	Viacom, Inc., 6.125%, 10/05/2017	59,562

	Food & Beverage — 2.3%
400,000	ARAMARK Corp., 8.500%, 2/01/2015	368,000
585,000	Aramark Services, Inc., 5.000%, 6/01/2012	511,875
570,000	Tyson Foods, Inc., 7.850%, 4/01/2016	491,053

		1,370,928

Principal Amount (‡)	Description	Value (†)

	Gaming — 0.2%
$35,000	Harrah’s Operating Co., Inc., 5.750%, 10/01/2017	$5,600
535,000	Harrah’s Operating Co., Inc., 10.750%, 2/01/2016	101,650

		107,250

	Government Guaranteed — 0.4%
275,000	Canada Housing Trust, 3.550%, 9/15/2013 (CAD)	231,944

	Government Owned - No Guarantee — 0.3%
160,000	Federal Home Loan Mortgage Corp., 4.625%, 10/25/2012(f)	173,617

	Healthcare — 5.6%
660,000	Affymetrix, Inc., 3.500%, 1/15/2038	346,500
5,000	Boston Scientific Corp., 5.450%, 6/15/2014	4,575
105,000	Boston Scientific Corp., 6.400%, 6/15/2016	97,650
95,000	Boston Scientific Corp., 7.000%, 11/15/2035	80,750
385,000	CHS/Community Health Systems, Inc., 8.875%, 7/15/2015	363,825
127,000	EPIX Pharmaceuticals, Inc., Senior Note, 3.000%, 6/15/2024(c)(d)	25,400
150,000	HCA, Inc., 5.750%, 3/15/2014	98,250
155,000	HCA, Inc., 6.250%, 2/15/2013	116,250
10,000	HCA, Inc., 6.300%, 10/01/2012	8,350
50,000	HCA, Inc., 6.375%, 1/15/2015	32,750
205,000	HCA, Inc., 6.500%, 2/15/2016	134,275
35,000	HCA, Inc., 7.050%, 12/01/2027	18,200
440,000	HCA, Inc., 7.190%, 11/15/2015	297,238
225,000	HCA, Inc., 7.500%, 12/15/2023	119,212
700,000	HCA, Inc., 7.500%, 11/06/2033	350,000
40,000	HCA, Inc., 7.690%, 6/15/2025	20,832
40,000	HCA, Inc., 8.360%, 4/15/2024	22,429
445,000	HCA, Inc., MTN, 7.580%, 9/15/2025	228,334
40,000	HCA, Inc., MTN, 7.750%, 7/15/2036	20,232
360,000	Health Management Associates, Inc., 6.125%, 4/15/2016	294,300
70,000	Hologic, Inc. (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(e)	47,775
40,000	Life Technologies Corp., 1.500%, 2/15/2024	35,650
300,000	Omnicare, Inc., 3.250%, 12/15/2035	196,500

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$255,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	$126,225
190,000	Tenet Healthcare Corp., 7.375%, 2/01/2013	151,050
60,000	Tenet Healthcare Corp., 9.875%, 7/01/2014	46,800

		3,283,352

	Home Construction — 4.5%
375,000	Centex Corp., 5.250%, 6/15/2015	281,250
350,000	D.R. Horton, Inc., 5.250%, 2/15/2015	268,187
15,000	D.R. Horton, Inc., 6.500%, 4/15/2016	11,775
410,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	270,600
385,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015	98,175
365,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.250%, 1/15/2016	98,550
30,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.500%, 1/15/2014	7,800
315,000	KB Home, 5.750%, 2/01/2014	249,244
360,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	278,820
590,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	445,450
5,000	Lennar Corp., Series B, 5.125%, 10/01/2010	4,375
580,000	Lennar Corp., Series B, Guaranteed Note, 5.600%, 5/31/2015	413,250
155,000	Pulte Homes, Inc., 6.000%, 2/15/2035	94,550
230,000	Pulte Homes, Inc., 6.375%, 5/15/2033	140,300

		2,662,326

	Independent Energy — 5.1%
40,000	Chesapeake Energy Corp., 6.375%, 6/15/2015	33,700
1,240,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	1,010,600
195,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	152,588
40,000	Chesapeake Energy Corp., Convertible, 2.250%, 12/15/2038	20,600
620,000	Connacher Oil and Gas Ltd., 144A, 10.250%, 12/15/2015	195,300
755,000	Hilcorp Energy I LP, 144A, 7.750%, 11/01/2015	551,150
335,000	PetroHawk Energy Corp., 144A, 7.875%, 6/01/2015	294,800
355,000	Pioneer Natural Resources Co., 5.875%, 7/15/2016	261,948
200,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	147,002

Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
$505,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	$309,751

		2,977,439

	Industrial Other — 0.3%
245,000	Incyte Corp., 3.500%, 2/15/2011	121,275
140,000	Ranhill Labuan Ltd., 144A, 12.500%, 10/26/2011	79,800

		201,075

	Local Authorities — 0.4%
350,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010 (AUD)	257,236

	Lodging — 1.1%
145,000	FelCor Lodging LP, 9.000%, 6/01/2011	87,000
105,000	Host Hotels & Resorts LP, Convertible, 144A, 3.250%, 4/15/2024	95,288
665,000	Host Hotels & Resorts, Inc., 144A, 2.625%, 4/15/2027	462,175

		644,463

	Media Cable — 2.0%
655,000	CSC Holdings, Inc., Senior Note, 7.625%, 7/15/2018	589,500
250,000	CSC Holdings, Inc., 7.875%, 2/15/2018	228,750
180,000	CSC Holdings, Inc., 144A, 8.625%, 2/15/2019	173,250
180,000	Virgin Media Finance PLC, 8.750%, 4/15/2014	170,100

		1,161,600

	Media Non-Cable — 1.1%
25,000	Clear Channel Communications, Inc., 4.900%, 5/15/2015	3,500
50,000	Clear Channel Communications, Inc., 5.500%, 12/15/2016	7,000
475,000	Clear Channel Communications, Inc., 6.875%, 6/15/2018	68,875
175,000	Intelsat Corp., 6.875%, 1/15/2028	119,000
240,000	Intelsat Subsidiary Holding Co. Ltd., 144A, 8.500%, 1/15/2013	226,200
160,000	Intelsat Subsidiary Holding Co. Ltd., 144A, 8.875%, 1/15/2015	148,400
85,000	R.H. Donnelley Corp., 6.875%, 1/15/2013	3,613
25,000	R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013	1,063
160,000	R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013	6,800
615,000	R.H. Donnelley Corp., Series A-3, 8.875%, 1/15/2016	35,362
155,000	R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	8,137

		627,950

	Metals & Mining — 0.9%
140,000	Ispat Inland ULC, 9.750%, 4/01/2014	127,400

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Metals & Mining — continued
$285,000	Steel Dynamics, Inc., 7.375%, 11/01/2012	$222,300
190,000	United States Steel Corp., 6.050%, 6/01/2017	117,558
95,000	United States Steel Corp., 7.000%, 2/01/2018	64,829

		532,087

	Non-Captive Consumer — 1.0%
60,000	SLM Corp., MTN, 5.050%, 11/14/2014	31,761
50,000	SLM Corp., Series A, MTN, 4.000%, 1/15/2010	42,193
40,000	SLM Corp., Series A, MTN, 4.500%, 7/26/2010	30,000
20,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	10,635
10,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	5,177
5,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	1,850
735,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010 (NZD)(c)(d)	304,783
245,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	132,331

		558,730

	Non-Captive Diversified — 3.2%
95,000	CIT Group, Inc., 4.750%, 12/15/2010	76,611
7,000	CIT Group, Inc., 5.400%, 2/13/2012	4,513
20,000	CIT Group, Inc., 5.400%, 1/30/2016	11,987
85,000	CIT Group, Inc., 5.800%, 10/01/2036	46,817
8,000	CIT Group, Inc., 5.850%, 9/15/2016	4,525
335,000	CIT Group, Inc., 144A, 12.000%, 12/18/2018	173,362
44,000	CIT Group, Inc., GMTN, 5.000%, 2/13/2014	25,960
20,000	CIT Group, Inc., GMTN, 5.000%, 2/01/2015	12,177
32,000	CIT Group, Inc., MTN, 5.125%, 9/30/2014	19,344
8,000	CIT Group, Inc., Series A, MTN, 5.650%, 2/13/2017	4,633
1,300,000	General Electric Capital Corp., Series A, MTN, 2.960%, 5/18/2012 (SGD)	713,671
22,000	GMAC LLC, 144A, 4.750%, 9/14/2009	18,735
172,000	GMAC LLC, 144A, 5.750%, 9/27/2010	130,720
398,000	GMAC LLC, 144A, 6.000%, 12/15/2011	270,962
208,000	GMAC LLC, 144A, 6.625%, 5/15/2012	139,533
346,000	GMAC LLC, 144A, 6.750%, 12/01/2014	201,074

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$24,000	GMAC LLC, 144A, 8.000%, 11/01/2031	$11,548
80,000	iStar Financial, Inc., 5.850%, 3/15/2017	23,200
10,000	iStar Financial, Inc., 5.875%, 3/15/2016	2,900
15,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	4,575

		1,896,847

	Oil & Gas — 0.4%
330,000	SandRidge Energy, Inc., 144A, 8.000%, 6/01/2018	242,550

	Oil Field Services — 1.1%
490,000	Basic Energy Services, Inc., 7.125%, 4/15/2016	284,200
120,000	Complete Production Services, Inc., 8.000%, 12/15/2016	76,200
30,000	Key Energy Services, Inc., 8.375%, 12/01/2014	18,900
325,000	North American Energy Partners, Inc., 8.750%, 12/01/2011	237,250

		616,550

	Packaging — 0.3%
175,000	Owens-Illinois, Inc., Senior Note, 7.800%, 5/15/2018	169,750

	Paper — 3.2%
75,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	52,125
160,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	114,000
415,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	307,100
1,060,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	848,000
35,000	Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017	32,375
270,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	214,650
200,000	Georgia-Pacific LLC, 9.500%, 12/01/2011	199,750
200,000	Jefferson Smurfit Corp., 7.500%, 6/01/2013(g)	23,250
485,000	Smurfit-Stone Container Enterprises, Inc., 8.000%, 3/15/2017(g)	56,381
270,000	Stone Container Finance, 7.375%, 7/15/2014(g)	39,150

		1,886,781

	Pharmaceuticals — 4.8%
640,000	Elan Finance PLC, 8.875%, 12/01/2013	512,000
1,190,000	Elan Finance PLC, Senior Note, 7.750%, 11/15/2011	999,600
170,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	62,475
600,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	199,500

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — continued
$306,000	Nektar Therapeutics, 3.250%, 9/28/2012	$198,135
505,000	Valeant Pharmaceuticals International, Subordinated Note, Convertible, 4.000%, 11/15/2013	446,925
305,000	Vertex Pharmaceuticals, Inc., 4.750%, 2/15/2013	400,694

		2,819,329

	Pipelines — 1.6%
95,000	El Paso Corp., 6.875%, 6/15/2014	84,618
415,000	El Paso Corp., 6.950%, 6/01/2028	286,191
225,000	El Paso Corp., 7.000%, 6/15/2017	191,628
130,000	El Paso Natural Gas Co., 8.375%, 6/15/2032	123,686
75,000	Kinder Morgan Finance Co., Guaranteed Note, 5.700%, 1/05/2016	63,000
175,000	Knight, Inc., 6.500%, 9/01/2012	163,188
20,000	Tennessee Gas Pipeline Co., 7.000%, 10/15/2028	17,013
20,000	Tennessee Gas Pipeline Co., 7.500%, 4/01/2017	19,263

		948,587

	Refining — 0.7%
150,000	Petroplus Finance Ltd., 144A, 6.750%, 5/01/2014	111,000
375,000	Petroplus Finance Ltd., 144A, 7.000%, 5/01/2017	270,000

		381,000

	Retailers — 0.8%
250,000	Dillard’s, Inc., 6.625%, 1/15/2018	90,000
105,000	Dillard’s, Inc., 7.130%, 8/01/2018	36,750
30,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	15,340
1,070,000	Toys R Us, Inc., 7.375%, 10/15/2018	342,400
20,000	Toys R Us, Inc., 7.875%, 4/15/2013	7,025

		491,515

	Sovereigns — 0.5%
24,600(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023 (MXN)	172,441
4,318,267	Republic of Uruguay, 4.250%, 4/05/2027 (UYU)	94,864

		267,305

	Supermarkets — 2.3%
300,000	American Stores Co., 8.000%, 6/01/2026	256,500
750,000	New Albertson’s, Inc., 7.450%, 8/01/2029	622,500

Principal Amount (‡)	Description	Value (†)

	Supermarkets — continued
$190,000	New Albertson’s, Inc., 7.750%, 6/15/2026	$159,125
130,000	New Albertson’s, Inc., 8.000%, 5/01/2031	106,275
310,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	227,850

		1,372,250

	Supranational — 2.2%
9,210,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013 (IDR)(f)	395,819
1,900,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/11/2009 (BRL)	806,768
13,400,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010 (ISK)	65,819
800,000	Nordic Investment Bank, EMTN, 11.250%, 4/16/2009 (ISK)	3,904

		1,272,310

	Technology — 4.8%
300,000	Affiliated Computer Services, Inc., 5.200%, 6/01/2015	246,750
585,000	Amkor Technology, Inc., 7.750%, 5/15/2013	470,925
115,000	Amkor Technology, Inc., 9.250%, 6/01/2016	88,550
660,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	118,800
345,000	JDS Uniphase Corp., Convertible, 1.000%, 5/15/2026	211,744
210,000	Kla-Tencor Corp., 6.900%, 5/01/2018	165,997
475,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	225,031
35,000	Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	27,606
1,040,000	Lucent Technologies, Inc., 6.450%, 3/15/2029	395,200
175,000	Lucent Technologies, Inc., 6.500%, 1/15/2028	66,500
50,000	Lucent Technologies, Inc., Series A, Convertible, 2.875%, 6/15/2023	43,688
216,000	Maxtor Corp., Subordinated Note, 5.750%, 3/01/2012(c)	162,000
340,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(g)	54,400
280,000	Nortel Networks Corp., 2.125%, 4/15/2014(g)	39,900
580,000	Nortel Networks Ltd., 6.875%, 9/01/2023(g)	37,700
475,000	Nortel Networks Ltd., 10.125%, 7/15/2013(g)	89,062
255,000	Seagate Technology HDD Holdings, 6.375%, 10/01/2011	186,150
205,000	Seagate Technology HDD Holdings, 6.800%, 10/01/2016	118,900
105,000	Xerox Capital Trust I, 8.000%, 2/01/2027	73,948

		2,822,851

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Textile — 0.3%
$375,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	$187,500

	Transportation Services — 0.6%
275,000	APL Ltd., Senior Note, 8.000%, 1/15/2024(c)	193,207
300,000	Overseas Shipholding Group, Senior Note, 7.500%, 2/15/2024	177,000

		370,207

	Wireless — 3.1%
5,000	ALLTEL Corp., 6.800%, 5/01/2029	4,605
440,000	ALLTEL Corp., 7.875%, 7/01/2032	447,234
130,000	Crown Castle International Corp., 9.000%, 1/15/2015	130,325
255,000	Nextel Communications, Inc., Senior Note, 5.250%, 1/15/2010	245,756
48,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	25,440
614,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	349,980
25,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	13,875
365,000	NII Holdings, Inc., 3.125%, 6/15/2012	253,675
326,000	Sprint Capital Corp., 6.875%, 11/15/2028	198,860
55,000	Sprint Capital Corp., 6.900%, 5/01/2019	38,775
20,000	Sprint Capital Corp., 8.750%, 3/15/2032	13,400
200,000	True Move Co. Ltd., 144A, 10.375%, 8/01/2014	88,160

		1,810,085

	Wirelines — 7.6%
255,000	Bell Canada, Series M-17, 6.100%, 3/16/2035 (CAD)	159,814
5,000	Bell Canada, MTN, 144A, 6.550%, 5/01/2029 (CAD)	3,314
65,000	Cincinnati Bell Telephone Co., 6.300%, 12/01/2028	44,200
365,000	Cincinnati Bell, Inc., 8.375%, 1/15/2014	343,100
410,000	Embarq Corp., 7.995%, 6/01/2036	307,500
285,000	Fairpoint Communications, Inc., 144A, 13.125%, 4/01/2018	65,550
95,000	Frontier Communications Corp., 7.000%, 11/01/2025	53,913
30,000	Frontier Communications Corp., 7.125%, 3/15/2019	23,550
540,000	Frontier Communications Corp., 7.875%, 1/15/2027	364,500
65,000	Frontier Communications Corp., 9.000%, 8/15/2031	44,606
80,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(g)	400

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$490,000	Level 3 Communications, Inc., Convertible, 2.875%, 7/15/2010	$358,312
45,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	18,675
350,000	Level 3 Communications, Inc., Convertible, 6.000%, 9/15/2009	337,750
325,000	Level 3 Communications, Inc., Convertible, 6.000%, 3/15/2010	276,250
770,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	492,800
125,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	86,250
1,890,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031(f)	1,247,400
365,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028	229,950
10,000	Qwest Corp., 6.875%, 9/15/2033	6,550

		4,464,384

	Total Bonds and Notes (Identified Cost $60,820,335)	46,615,724

Bank Loans — 0.3%
	Consumer Products — 0.0%
24,807	Mega Brands, Inc., Term Loan B, 8.750%, 7/26/2012(h)	6,739

	Food & Beverage — 0.0%
1,306	Dole Food Co., Inc., Credit Link Deposit, 2.790%, 4/12/2013(h)	1,200
848	Dole Food Co., Inc., Tranche B Term Loan, 7.960%, 4/12/2013(h)	780
4,154	Dole Food Co., Inc., Tranche C Term Loan, 7.969%, 4/12/2013(h)	3,819

		5,799

	Media Non-Cable — 0.1%
114,227	Idearc, Inc., Term Loan B, 6.250%, 11/17/2014(g)(h)	44,513
224,012	Tribune Co., Term Loan X, 5.000%, 6/04/2009(g)(h)	58,454

		102,967

	Technology — 0.1%
69,821	Sungard Data Systems, Inc., Term Loan B, 2.697%, 2/28/2014(h)	58,821

	Wirelines — 0.1%
35,000	Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(h)(i)	15,675
25,000	Level 3 Financing, Inc., New Term Loan, 3.309%, 3/13/2014(h)	18,766

		34,441

	Total Bank Loans (Identified Cost $440,912)	208,767

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Shares	Description	Value (†)

Preferred Stocks — 1.6%
Convertible Preferred Stocks — 1.5%
	Capital Markets — 0.1%
4,790	Newell Financial Trust I, 5.250%	$86,220

	Diversified Financial Services — 0.1%
3,732	Sovereign Capital Trust IV, 4.375%	73,707

	Electric Utilities — 0.4%
6,475	AES Trust III, 6.750%	220,150

	Machinery — 0.1%
2,550	United Rentals Trust I, 6.500%	28,050

	Oil, Gas & Consumable Fuels — 0.4%
9,500	El Paso Energy Capital Trust I, 4.750%	237,500

	Semiconductors & Semiconductor Equipment — 0.4%
799	Lucent Technologies Capital Trust I, 7.750%	231,749

	Total Convertible Preferred Stocks (Identified Cost $1,501,377)	877,376

Non-Convertible Preferred Stocks — 0.1%
	Diversified Financial Services — 0.1%
274	Preferred Blocker, Inc., 144A, 7.000%	54,551

	Thrifts & Mortgage Finance — 0.0%
300	Federal Home Loan Mortgage Corp., 5.000%(j)(k)	270
7,900	Federal Home Loan Mortgage Corp., 5.570%(j)(k)	3,002
2,850	Federal Home Loan Mortgage Corp., 5.660%(j)(k)	1,140
1,000	Federal Home Loan Mortgage Corp., 5.700%(j)(k)	830
1,800	Federal Home Loan Mortgage Corp., 5.790%(j)(k)	1,386
650	Federal Home Loan Mortgage Corp., 5.810%(j)(k)	507
1,400	Federal Home Loan Mortgage Corp., 5.900%(j)(k)	644
350	Federal Home Loan Mortgage Corp., 6.000%(j)(k)	312
600	Federal Home Loan Mortgage Corp., 6.420%(j)(k)	480
1,350	Federal Home Loan Mortgage Corp., 6.550%(j)(k)	553
7,400	Federal Home Loan Mortgage Corp., 8.375%(j)(k)	3,404
1,200	Federal National Mortgage Association, 4.750%(j)(k)	876
200	Federal National Mortgage Association, 5.125%(j)(k)	138
400	Federal National Mortgage Association, 5.375%(j)(k)	572
350	Federal National Mortgage Association, 5.810%(j)(k)	403
550	Federal National Mortgage Association, 6.750%(j)(k)	275
10,250	Federal National Mortgage Association, 8.325%(j)(k)	7,277

		22,069

	Total Non-Convertible Preferred Stocks (Identified Cost $634,132)	76,620

	Total Preferred Stocks (Identified Cost $2,135,509)	953,996

Common Stocks — 0.8%
	Biotechnology — 0.4%
8,147	Vertex Pharmaceuticals, Inc.(j)	234,063

	Chemicals — 0.0%
1,087	Ashland, Inc.	11,229

	Household Durables — 0.1%
1,775	KB Home	23,395

	Pharmaceuticals — 0.3%
6,875	Merck & Co., Inc.	183,906

	Thrifts & Mortgage Finance — 0.0%
5,500	Federal Home Loan Mortgage Corp.	4,180

	Total Common Stocks (Identified Cost $591,205)	456,773

Closed-End Investment Companies — 0.1%
3,835	Morgan Stanley Emerging Markets Debt Fund, Inc.	27,305
2,175	Western Asset High Income Opportunity Fund, Inc.	9,048

	Total Closed-End Investment Companies (Identified Cost $45,443)	36,353

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 17.0%
$273	Repurchase Agreement with State Street Corp., dated 3/31/2009 at 0.000% to be repurchased at $273 on 4/01/2009, collateralized by $5,000 U.S. Treasury Bill, due 5/28/2009 valued at $4,999, including accrued interest (Note 2g of Notes to Financial Statements)	$273
9,967,549	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2009 at 0.000% to be repurchased at $9,967,549 on 4/01/2009, collateralized by $9,970,000 Federal Home Loan Mortgage Corp., 2.680% due 11/16/2009 valued at $10,169,400, including accrued interest (Note 2g of Notes to Financial Statements)	9,967,549

	Total Short-Term Investments (Identified Cost $9,967,822)	9,967,822

	Total Investments — 99.2% (Identified Cost $74,001,226)(a)	58,239,435
	Other assets less liabilities — 0.8%	447,316

	Net Assets — 100.0%	$58,686,751

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2009, the net unrealized depreciation on investments based on a cost of $74,016,748 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,561,025
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(17,338,338)

	Net unrealized depreciation	$(15,777,313)

(b)	Variable rate security. Rate as of March 31, 2009 is disclosed.
(c)	Illiquid security. At March 31, 2009, the value of these securities amounted to $818,390 or 1.4% of net assets.
(d)	Valued by management. At March 31, 2009 the value of these securities amounted to $330,183 or 0.6% of net assets.
(e)	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(f)	All or a portion of this security is held as collateral for open forward contracts.
(g)	Non-income producing due to bankruptcy filing.
(h)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2009.
(i)	All or a portion of interest payment is paid in-kind.
(j)	Non-income producing security.
(k)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the value of these securities amounted to $5,171,126 or 8.8% of net assets.

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar
UYU	Uruguayan Peso

At March 31, 2009, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Value	Unrealized Appreciation
Sell[1]	4/29/2009	Singapore Dollar	1,140,000	$749,012	$6,715

1 Counterparty is Barclays Bank.

Net Asset Summary at March 31, 2009 (Unaudited)

Wirelines	7.7%
Healthcare	5.6
Pharmaceuticals	5.1
Independent Energy	5.1
Technology	4.9
Home Construction	4.5
Electric	3.5
Non-Captive Diversified	3.2
Paper	3.2
Wireless	3.1
Automotive	3.0
Commercial Mortgage-Backed Securities	2.6
Food & Beverage	2.3
Supermarkets	2.3
Supranational	2.2
Banking	2.1
Other Investments, less than 2% each	21.8
Short-Term Investments	17.0

Total Investments	99.2
Other assets less liabilities (including open Forward Foreign Currency Contracts)	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 96.5% of Net Assets
Non-Convertible Bonds — 96.3%
	Australia — 0.9%
165,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	$121,268

	Austria — 1.3%
17,000,000	Oesterreichische Kontrollbank AG, 1.800%, 3/22/2010, (JPY)	172,458

	Belgium — 7.1%
625,000	Kingdom of Belgium, 5.500%, 9/28/2017, (EUR)	930,684

	Brazil — 0.0%
5,000	Republic of Brazil, 7.125%, 1/20/2037(b)	5,013

	Canada — 2.8%
40,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	25,069
50,000	Bombardier, Inc., 144A, 7.250%, 11/15/2016, (EUR)	43,180
255,000	Canadian Government, 4.250%, 9/01/2009, (CAD)	205,387
105,000	Canadian Government, 4.500%, 6/01/2015, (CAD)	95,512

		369,148

	Cayman Islands — 2.3%
60,000	DASA Finance Corp., 144A, 8.750%, 5/29/2018(b)	46,200
75,000	DASA Finance Corp., 8.750%, 5/29/2018(b)	57,750
100,000	Hutchison Whampoa Finance Ltd., 4.625%, 9/21/2016, (EUR)	108,645
100,000	Odebrecht Finance Ltd., 144A, 7.500%, 10/18/2017(b)	87,000

		299,595

	France — 4.2%
50,000	Credit Agricole SA, 5.971%, 2/01/2018, (EUR)	66,991
40,000	Lafarge SA, EMTN, 4.750%, 3/23/2020, (EUR)	33,454
50,000	Lafarge SA, EMTN, 5.375%, 6/26/2017, (EUR)	47,698
85,000	PPR, EMTN, 4.000%, 1/29/2013, (EUR)	101,966
50,000	Societe Generale, EMTN, 5.250%, 3/28/2013, (EUR)	69,191
70,000	Veolia Environnement, 6.125%, 11/25/2033, (EUR)	80,464
35,000	Veolia Environnement, EMTN, 5.125%, 5/24/2022, (EUR)	39,184
10,000	Vivendi, 3.875%, 2/15/2012, (EUR)	13,042
50,000	Vivendi, 4.500%, 10/03/2013, (EUR)	62,760
50,000	Wendel, 4.875%, 5/26/2016, (EUR)	35,208

		549,958

Principal Amount (‡)	Description	Value (†)

	Germany — 15.1%
50,000	Bertelsmann AG, 3.625%, 10/06/2015, (EUR)	$54,942
30,000	Bundesschatzanweisungen, 4.000%, 12/11/2009, (EUR)	40,668
125,000	Hypothekenbank in Essen AG, 3.000%, 9/28/2009, (EUR)	166,699
21,000,000	Kreditanstalt fuer Wiederaufbau, 1.350%, 1/20/2014, (JPY)	210,463
16,000,000	Kreditanstalt fuer Wiederaufbau, 1.750%, 3/23/2010, (JPY)	163,317
24,000,000	Kreditanstalt fuer Wiederaufbau, 2.050%, 2/16/2026, (JPY)	230,299
185,000	Kreditanstalt fuer Wiederaufbau, 2.500%, 10/11/2010, (EUR)(b)	249,044
5,000,000	Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037, (JPY)	48,843
105,000	Muenchener Hypothekenbank eG, 5.000%, 1/16/2012, (EUR)	148,183
255,000	Republic of Germany, 3.750%, 1/04/2017, (EUR)(b)	360,933
225,000	Republic of Germany, 4.000%, with various maturities to 2037	311,894

		1,985,285

	India — 1.0%
100,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	76,467
100,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 144A, 6.375%, 4/30/2022(b)	56,226

		132,693

	Indonesia — 0.8%
100,000	Republic of Indonesia, 144A, 11.625%, 3/04/2019	108,750

	Ireland — 1.5%
30,000,000	Depfa ACS Bank, Series 686, 1.650%, 12/20/2016, (JPY)	193,308

	Italy — 0.8%
100,000	Finmeccanica SpA, 4.875%, 3/24/2025, (EUR)	99,117

	Japan — 10.2%
18,000,000	Development Bank of Japan, 1.750%, 6/21/2010, (JPY)	183,796
63,000,000	Japan Finance Corp. for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	647,072
10,000,000	Japan Finance Corp. for Municipal Enterprises, 1.900%, 6/22/2018, (JPY)	102,539
20,966,400	Japan Government, 0.800%, 3/10/2016, (JPY)	181,884
20,000,000	Japan Government, 1.300%, 3/20/2019, (JPY)	201,552
2,000,000	Japan Government, 1.400%, 6/20/2011, (JPY)	20,628

		1,337,471

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Korea — 1.3%
$100,000	Export-Import Bank of Korea, 8.125%, 1/21/2014(b)	$103,363
75,000	SK Broadband Co. Ltd., 144A, 7.000%, 2/01/2012(b)	67,125

		170,488

	Luxembourg — 0.9%
2,000,000	European Investment Bank, 1.250%, 9/20/2012, (JPY)	20,196
105,000	Telecom Italia Capital SA, 6.000%, 9/30/2034(b)	71,637
35,000	Telecom Italia Capital SA, 6.375%, 11/15/2033(b)	25,501

		117,334

	Mexico — 1.1%
85,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015(b)	56,100
10,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	70,098
18,000	Mexican Government, 6.050%, 1/11/2040(b)	15,390

		141,588

	Netherlands — 1.3%
50,000	Cemex Finance Europe BV, 4.750%, 3/05/2014, (EUR)	30,226
50,000	Koninklijke (Royal) KPN NV, GMTN, 4.750%, 1/17/2017, (EUR)	61,387
10,000	Wolters Kluwer NV, 5.125%, 1/27/2014, (EUR)	13,303
50,000	Wolters Kluwer NV, 6.375%, 4/10/2018, (EUR)	62,432

		167,348

	Norway — 3.8%
275,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	42,775
1,650,000	Norwegian Government, 5.500%, 5/15/2009, (NOK)	246,286
1,235,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	210,166

		499,227

	Philippines — 0.8%
100,000	Republic of Philippines, 8.375%, 6/17/2019(b)	109,000

	Spain — 2.5%
23,000,000	Instituto de Credito Oficial, EMTN, 0.800%, 9/28/2009, (JPY)	232,496
100,000	Santander Issurance SA, EMTN, (fixed rate to 5/29/14, variable rate thereafter), 4.750%, 5/29/2019, (EUR)	96,684

		329,180

	Supranational — 5.6%
11,100,000	European Investment Bank, 1.400%, 6/20/2017, (JPY)	109,471
921,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013, (IDR)	39,582

Principal Amount (‡)	Description	Value (†)

	Supranational — continued
28,000,000	Inter-American Development Bank, 1.900%, 7/08/2009, (JPY)	$283,814
30,000,000	Nordic Investment Bank, 1.700%, 4/27/2017, (JPY)(b)	301,203

		734,070

	Sweden — 0.8%
100,000	Telefonaktiebolaget LM Ericsson, EMTN, 5.375%, 6/27/2017, (EUR)(b)	108,341

	United Arab Emirates — 0.9%
100,000	Abu Dhabi National Energy Co., 144A, 6.500%, 10/27/2036(b)	74,113
100,000	DP World Ltd., 144A, 6.850%, 7/02/2037(b)	47,845

		121,958

	United Kingdom — 10.2%
50,000	BAT International Finance PLC, EMTN, 5.375%, 6/29/2017, (EUR)	61,223
50,000	BAT International Finance PLC, 5.875%, 3/12/2015, (EUR)	65,626
50,000	BP Capital Markets PLC, EMTN, 5.750%, 2/26/2010, (GBP)	73,835
50,000	BSKYB Finance UK PLC, EMTN, 5.750%, 10/20/2017, (GBP)	65,629
100,000	Imperial Tobacco Finance PLC, EMTN, 4.375%, 11/22/2013, (EUR)	118,501
65,000	Lloyds TSB Group PLC, 5.875%, 7/08/2014, (EUR)	77,550
100,000	Standard Chartered Bank, Series 17, 5.875%, 9/26/2017, (EUR)	100,514
190,000	United Kingdom Treasury, 4.000%, 9/07/2016, (GBP)	295,639
135,000	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)	195,070
100,000	United Kingdom Treasury, 4.750%, 3/07/2020, (GBP)	161,801
100,000	Vodafone Group PLC, EMTN, 5.375%, 6/06/2022, (EUR)	124,410

		1,339,798

	United States — 19.1%
50,000	3M Co., 5.000%, 7/14/2014, (EUR)	70,078
25,000	Ahold Finance USA, Inc., EMTN, 6.500%, 3/14/2017, (GBP)	33,360
100,000	AT&T, Inc., EMTN, 6.125%, 4/02/2015, (EUR)	138,612
100,000	Bristol-Myers Squibb Co., 4.625%, 11/15/2021, (EUR)	121,876
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	52,473
20,000	Chesapeake Energy Corp., 6.375%, 6/15/2015	16,850
60,000	Chesapeake Energy Corp., 6.500%, 8/15/2017(b)	48,900
50,000	CIT Group, Inc., EMTN, 3.800%, 11/14/2012, (EUR)	30,558
50,000	CIT Group, Inc., GMTN, 4.250%, 9/22/2011, (EUR)	39,858

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$50,000	Couche-Tard US/Finance, 7.500%, 12/15/2013(b)	$49,125
60,000	CSX Corp., 5.600%, 5/01/2017(b)	50,471
65,000	Energy Transfer Partners LP, 6.625%, 10/15/2036(b)	48,333
60,000	Frontier Communications Corp., 6.250%, 1/15/2013(b)	54,375
20,000	Frontier Communications Corp., 7.875%, 1/15/2027(b)	13,500
10,000,000	General Electric Capital Corp., GMTN, 1.450%, 11/10/2011, (JPY)	86,106
100,000	Georgia-Pacific LLC, 8.000%, 1/15/2024(b)	79,500
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	46,195
55,000	HCA, Inc., 5.750%, 3/15/2014(b)	36,025
45,000	HCA, Inc., 8.360%, 4/15/2024(b)	25,233
85,000	Host Hotels & Resorts LP, 6.375%, 3/15/2015(b)	62,900
90,000	International Paper Co., 8.700%, 6/15/2038(b)	59,839
50,000	Kraft Food, Inc., 6.250%, 3/20/2015, (EUR)	68,821
100,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	74,118
50,000	Morgan Stanley, 3.750%, 3/01/2013, (EUR)	54,510
25,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	30,469
75,000	Motorola, Inc., 6.625%, 11/15/2037(b)	47,437
5,000	New Albertson’s, Inc., 7.450%, 8/01/2029(b)	4,150
5,000	New Albertson’s, Inc., 7.750%, 6/15/2026(b)	4,188
95,000	New Albertson’s, Inc., 8.000%, 5/01/2031(b)	77,662
5,000	New Albertson’s, Inc., 8.700%, 5/01/2030(b)	4,275
20,000	NGPL Pipeco LLC, 144A, 6.514%, 12/15/2012	19,105
50,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	59,787
100,000	Pfizer, Inc., 4.750%, 12/15/2014, (EUR)	135,855
50,000	Philip Morris International, Inc., GMTN, 5.875%, 9/04/2015, (EUR)	68,013
95,000	Qwest Corp., 6.875%, 9/15/2033(b)	62,225
100,000	Schering-Plough Corp., 5.375%, 10/01/2014, (EUR)	132,655
50,000	Simon Property Group LP, 10.350%, 4/01/2019	48,594
70,000	SLM Corp., Series A, MTN, 4.500%, 7/26/2010(b)	52,500

Principal Amount (‡)	Description	Value (†)

	United States — continued
$100,000	Sprint Nextel Corp., 6.000%, 12/01/2016(b)	$71,500
90,000	Talisman Energy, Inc., 5.750%, 5/15/2035	60,620
100,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	66,511
95,000	Verizon Wireless Capital LLC, 8.750%, 12/18/2015, (EUR)	142,079
50,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	51,847

		2,501,088

	Total Non-Convertible Bonds (Identified Cost $13,875,088)	12,644,168

Convertible Bonds — 0.2%
	United States — 0.2%
50,000	Hologic, Inc. (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(c) (Identified Cost $34,625)	34,125

	Total Bonds and Notes (Identified Cost $13,909,713)	12,678,293

Short-Term Investments — 1.1%
144,855	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2009 at 0.000% to be repurchased at $144,855 on 4/01/2009, collateralized by $145,000 Federal National Mortgage Association, 4.750% due 3/12/2010 valued at $150,510 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $144,855)	144,855

	Total Investments — 97.6% (Identified Cost $14,054,568)(a)	12,823,148
	Other assets less liabilities — 2.4%	310,491

	Net Assets — 100.0%	$13,133,639

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2009, the net unrealized depreciation on investments based on a cost of $14,076,623 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$237,937
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,491,412)

	Net unrealized depreciation	$(1,253,475)

(b)	All or a portion of this security is held as collateral for open forward foreign currency contracts.
(c)	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the value of these securities amounted to $589,126 or 4.5% of net assets.

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone

At March 31, 2009, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Value	Unrealized Appreciation (Depreciation)
Buy[1]	6/15/2009	Chinese Yuan Renminbi	800,000	$117,119	$(5,167)
Sell[1]	6/15/2009	Chinese Yuan Renminbi	800,000	117,119	3,101
Buy[2]	6/17/2009	Euro	635,000	843,740	31,575
Buy[2]	6/17/2009	Euro	100,000	132,873	(1,854)
Buy[1]	6/17/2009	Japenese Yen	38,500,000	389,416	(2,666)
Sell[1]	6/17/2009	Japenese Yen	12,000,000	121,376	(99)
Buy[3]	4/14/2009	South Korean Won	248,000,000	179,390	18,089
Total					$42,979

1 Counterparty is JP Morgan Chase.

2 Counterparty is Credit Suisse.

3 Counterpary is UBS.

Net Assets Summary at March 31, 2009 (Unaudited)

Treasuries	19.6%
Government Guaranteed	17.1
Banking	10.0
Sovereigns	9.4
Supranational	5.7
Pharmaceuticals	3.0
Wirelines	2.9
Wireless	2.6
Tobacco	2.4
Other Investments, less than 2% each	23.8
Short-Term Investments	1.1

Total Investments	97.6
Other assets less liabilities (including open Forward Foreign Currency Contracts)	2.4

Net Assets	100.0%

Currency Exposure at March 31, 2009 as a Percentage of Net Assets (Unaudited)

Euro	39.5%
Japanese Yen	25.8
United States Dollar	16.6
British Pound	7.7
Norwegian Krone	3.8
Canadian Dollar	2.5
Other, less than 2% each	1.7

Total Investments	97.6
Other assets less liabilities (including open Forward Foreign Currency Contracts)	2.4

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2009 (Unaudited)

Principal Amount	Description	Value (†)

Bonds and Notes — 94.8% of Net Assets
	ABS Car Loan — 1.1%
$77,769	Americredit Prime Automobile, Series 2007-2M, Class A2B, 0.913%, 11/08/2010(b)	$77,346
342,222	Honda Auto Receivables Owner Trust, Series 2008-1, Class A2, 3.770%, 9/20/2010	343,722
565,000	Merrill Auto Trust Securitization, Series 2008-1, Class 3A3, 5.500%, 3/15/2012	573,541
425,000	Nissan Auto Receivables Owner Trust, Series 2008-B, Class A3, 4.460%, 4/16/2012	432,724
444,083	USAA Auto Owner Trust, Series 2008-1, Class A2, 4.270%, 10/15/2010	445,939
429,000	USAA Auto Owner Trust, Series 2008-3, Class A3, 4.280%, 10/15/2012	433,314

		2,306,586

	ABS Credit Card — 2.7%
1,150,000	Capital One Multi-Asset Execution Trust, Series 2008-A6, Class A6, 1.656%, 3/17/2014(b)	1,079,196
3,000,000	Citibank Credit Card Issuance Trust, Series 2006-A8, Class A8, 1.134%, 12/17/2018(b)	2,272,993
2,000,000	Citibank Credit Card Issuance Trust, Series 2008-A3, Class A3, 1.436%, 5/18/2011(b)	1,995,079
600,000	Discover Card Master Trust, Series 2008-A3, Class A3, 5.100%, 10/15/2013	588,774

		5,936,042

	ABS Home Equity — 1.1%
1,035,000	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	624,835
1,266,515	Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2, 5.549%, 8/25/2021	746,104
20,113	Residential Funding Mortgage Securities II, Series 2004-HI3, Class A4, 4.630%, 1/25/2020	19,966
660,000	Residential Funding Mortgage Securities II, Series 2005-HI3, Class A4, 5.490%, 9/25/2035(c)	449,936
754,685	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028	576,661

		2,417,502

	ABS Other — 0.0%
98,818	CNH Equipment Trust, Series 2007-B, Class A2A, 5.460%, 6/15/2010	98,992

	Collateralized Mortgage Obligations — 0.5%
115,986	Federal Home Loan Mortgage Corp., Series 3145, Class KA, 5.000%, 8/15/2024	118,922
876,454	Federal Home Loan Mortgage Corp., 5.000%, 1/15/2030	911,211

		1,030,133

	Commercial Mortgage-Backed Securities — 7.9%
1,120,000	Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A2, 5.522%, 7/10/2046	994,283
1,005,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	820,823

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$2,425,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW16, Class A2, 5.857%, 6/11/2040(b)	$2,025,921
790,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.205%, 12/11/2049	633,418
1,400,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.961%, 6/10/2046(b)	1,069,639
1,610,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.912%, 6/15/2039(b)	965,787
1,535,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	1,375,865
1,850,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2, 5.381%, 3/10/2039	1,549,414
1,800,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A2, 5.479%, 11/10/2039	1,588,580
1,590,000	LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2, 5.300%, 11/15/2038	1,334,631
975,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A2, 5.112%, 12/12/2049	839,714
3,325,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2, 5.439%, 2/12/2039	3,022,146
905,000	Morgan Stanley Capital I, Series 2006-T23, Series A2, 5.915%, 8/12/2041(b)	817,394

		17,037,615

	Government Owned - No Guarantee — 10.1%
6,000,000	Federal Home Loan Mortgage Corp., 2.125%, 3/23/2012	6,045,468
6,500,000	Federal Home Loan Mortgage Corp., 3.875%, 6/29/2011	6,833,021
1,600,000	Federal Home Loan Mortgage Corp., 4.125%, 10/18/2010	1,676,446
3,420,000	Federal National Mortgage Association, 2.000%, 1/09/2012	3,454,474
3,500,000	Federal National Mortgage Association, 5.000%, 10/15/2011	3,786,720

		21,796,129

	Government Sponsored — 10.1%
3,000,000	Federal Home Loan Bank, 3.375%, 10/20/2010	3,098,331
5,000,000	Federal Home Loan Bank, 3.375%, 6/24/2011	5,176,345
8,500,000	Federal Home Loan Bank, 3.625%, 9/16/2011	8,890,362
3,950,000	Federal Home Loan Bank, 5.000%, 9/18/2009	4,024,908
600,000	Federal National Mortgage Association, 6.625%, 9/15/2009	615,653

		21,805,599

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount	Description	Value (†)

	Hybrid ARMs — 2.0%
$2,778,116	FNMA, 6.039%, 2/01/2037(b)	$2,887,344
480,847	JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3, 5.874%, 1/25/2037(b)	351,980
1,793,880	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.592%, 7/25/2035(b)	1,053,484

		4,292,808

	Mortgage Related — 37.6%
729,961	FHLMC, 4.500%, 5/01/2034	746,741
21,857,410	FHLMC 5.500%, with various maturities from 2011 to 2023(d)	23,063,637
4,754,039	FHLMC 6.000%, with various maturities from 2019 to 2021(d)	4,984,660
7,817,093	FHLMC 6.500%, with various maturities from 2014 to 2034(d)	8,266,606
185,853	FHLMC, 7.000%, 2/01/2016	196,202
24,092	FHLMC 7.500%, with various maturities from 2012 to 2026(d)	25,347
13,730	FHLMC, 8.000%, 9/01/2015	14,647
4,634	FHLMC, 10.000%, 7/01/2019	5,213
151,989	FHLMC 11.500%, with various maturities from 2015 to 2020(d)	167,044
5,000,000	FNMA, 1.750%, 3/23/2011	5,032,175
10,781,597	FNMA 4.000%, with various maturities from 2018 to 2019(d)	11,041,571
955,892	FNMA, 4.500%, 9/01/2019	990,026
2,149,280	FNMA 5.500%, with various maturities from 2017 to 2036(d)	2,242,119
15,841,456	FNMA 6.000%, with various maturities from 2017 to 2034(d)	16,608,432
5,708,883	FNMA 6.500%, with various maturities from 2017 to 2037(d)	6,025,345
270,456	FNMA, 7.000%, 12/01/2022	286,325
429,033	FNMA 7.500%, with various maturities from 2015 to 2032(d)	460,608
69,328	FNMA 8.000%, with various maturities from 2015 to 2016(d)	73,443
106,381	GNMA, 6.000%, 12/15/2031	111,994
387,188	GNMA, 6.500%, 5/15/2031	413,435
313,746	GNMA, 7.000%, 10/15/2028	336,673
644	GNMA, 9.500%, 8/15/2009	658
4,915	GNMA 12.500%, with various maturities from 2014 to 2015(d)	5,716
53,395	GNMA 16.000%, with various maturities from 2011 to 2012(d)	61,478
23,486	GNMA 17.000%, with various maturities in 2011(d)	26,944

		81,187,039

Principal Amount	Description	Value (†)

	Treasuries — 21.7%
$18,576,715	U.S. Treasury Inflation Indexed Bond, 1.375%, 7/15/2018	$18,425,779
12,420,000	U.S. Treasury Note, 0.875%, 2/28/2011	12,443,722
9,145,000	U.S. Treasury Note, 1.125%, 1/15/2012	9,150,716
5,360,000	U.S. Treasury Note, 3.625%, 12/31/2012	5,809,318
1,030,000	U.S. Treasury Note, 4.500%, 11/30/2011	1,124,792

		46,954,327

	Total Bonds and Notes (Identified Cost $202,147,774)	204,862,772

Short-Term Investments — 5.0%
500,000	Federal Home Loan Bank, Discount Notes 2.300%, 4/20/2009(e)	499,987
6,500,000	Federal National Mortgage Association, Discount Notes 0.430%, 8/03/2009(e)	6,493,507
1,760,000	Federal National Mortgage Association, Discount Notes 3.020%, 8/07/2009(e)	1,758,185
1,949,858	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2009 at 0.000% to be repurchased at $1,949,858 on 4/01/2009, collateralized by $1,920,000 Federal National Mortgage Association, 4.750% due 3/12/2010 valued at $1,992,960 including accrued interest (Note 2g of Notes to Financial Statements)	1,949,858

	Total Short-Term Investments (Identified Cost $10,680,547)	10,701,537

	Total Investments — 99.8% (Identified Cost $212,828,321)(a)	215,564,309
	Other assets less liabilities — 0.2%	482,372

	Net Assets — 100.0%	$216,046,681

(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2009, the net unrealized appreciation on investments based on a cost of $212,368,047 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,306,100
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,109,838)

	Net unrealized appreciation	$3,196,262

(b)	Variable rate security. Rate as of March 31, 2009 is disclosed.
(c)	Valued by management. At March 31, 2009 the value of this security amounted to $449,936 or 0.2% of net assets.
(d)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Rate represents discount rate at time of purchase.

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

ABS	Asset-Backed Securities
ARM	Adjustable Rate Mortgage
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

Net Asset Summary at March 31, 2009 (Unaudited)

Mortgage Related	37.6%
Treasuries	21.7
Government Sponsored	10.1
Government Owned - No Guarantee	10.1
Commercial Mortgage-Backed Securities	7.9
ABS Credit Card	2.7
Hybrid ARMs	2.0
Other Investments, less than 2% each	2.7
Short-Term Investments	5.0

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 89.4% of Net Assets
Non-Convertible Bonds — 85.0%
	ABS Credit Card — 0.6%
$80,700,000	Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014	$50,841,000

	Aerospace & Defense — 0.1%
1,380,000	Bombardier, Inc., 144A, 6.300%, 5/01/2014	972,900
2,795,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	1,440,950
11,700,000	Bombardier, Inc., 144A, 7.450%, 5/01/2034	6,786,000

		9,199,850

	Airlines — 1.4%
825,000	American Airlines, Inc., Series 1999-1, Class B, 7.324%, 4/15/2011	767,250
673,443	American Airlines, Inc., Series 93A6, 8.040%, 9/16/2011	431,004
178,186	Continental Airlines, Inc., Series 1996-1, Class A, 6.940%, 4/15/2015	152,794
4,476,537	Continental Airlines, Inc., Series 1997-4, Class 4B, 6. 900%, 7/02/2018	3,133,576
4,102,503	Continental Airlines, Inc., Series 1998-1, Class 1B, 6.748%, 9/15/2018	3,035,852
6,973,957	Continental Airlines, Inc., Series 1999-1, Class B, 6.795%, 2/02/2020	4,951,509
912,841	Continental Airlines, Inc., Series 1999-1, Class C, 6.954%, 2/02/2011	878,610
4,159,411	Continental Airlines, Inc., Series 1999-2, Class B, 7.566%, 9/15/2021	3,119,559
7,323,915	Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/02/2019	5,236,599
2,398,957	Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 6/15/2017	1,487,353
11,915,000	Continental Airlines, Inc., Series 2007-1, Class A, 5.983%, 4/19/2022	8,817,100
16,802,000	Continental Airlines, Inc., Series 2007-1, Class B, 6.903%, 4/19/2022	8,905,060
5,377,930	Continental Airlines, Inc., Series 971A, 7.461%, 10/01/2016	3,764,551
907,561	Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	612,603
9,187,700	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	5,099,173
30,735,143	Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014	18,133,735
26,990,000	Northwest Airlines, Inc., Series 07-1, Class B, 8.028%, 11/01/2017	15,519,250
1,500,000	Qantas Airways Ltd., 144A, 5.125%, 6/20/2013	1,376,165
32,710,000	Qantas Airways Ltd., 144A, 6.050%, 4/15/2016	27,705,763
18,704,404	United Air Lines, Inc., Series 2007-1, Class A, 6.636%, 1/02/2024	12,718,995

		125,846,501

Principal Amount (‡)	Description	Value (†)

	Automotive — 2.2%
$1,853,000	Cummins, Inc., 6.750%, 2/15/2027	$1,167,390
2,145,000	Cummins, Inc., 7.125%, 3/01/2028	1,477,403
6,500,000	FCE Bank PLC, EMTN, 7.125%, 1/16/2012, (EUR)	5,872,412
4,500,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	3,975,835
17,816,000	Ford Motor Co., 6.375%, 2/01/2029	5,033,020
1,705,000	Ford Motor Co., 6.500%, 8/01/2018	494,450
500,000	Ford Motor Co., 6.625%, 2/15/2028	141,250
73,114,000	Ford Motor Co., 6.625%, 10/01/2028	20,654,705
1,940,000	Ford Motor Co., 7.125%, 11/15/2025	523,800
86,090,000	Ford Motor Co., 7.450%, 7/16/2031	27,333,575
800,000	Ford Motor Co., 7.500%, 8/01/2026	224,000
46,872,000	Ford Motor Credit Co. LLC, 5.700%, 1/15/2010	40,148,727
10,685,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	7,144,653
15,465,000	Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	11,010,400
1,030,000	Ford Motor Credit Co. LLC, 7.875%, 6/15/2010	851,197
14,595,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	9,592,286
10,625,000	Ford Motor Credit Co. LLC, 8.625%, 11/01/2010	8,462,823
1,645,000	Ford Motor Credit Co. LLC, 9.750%, 9/15/2010	1,353,253
7,640,000	Ford Motor Credit Co. LLC, EMTN, 4.875%, 1/15/2010, (EUR)	8,475,671
2,005,000	General Motors Corp., 7.250%, 7/03/2013, (EUR)	479,492
7,365,000	General Motors Corp., 7.400%, 9/01/2025	846,975
52,725,000	General Motors Corp., 8.250%, 7/15/2023	6,524,719
2,530,000	General Motors Corp., 8.375%, 7/15/2033	316,250
43,074,000	GMAC LLC, 144A, 5.375%, 6/06/2011	30,582,540
4,977,000	Goodyear Tire & Rubber Co., 7.000%, 3/15/2028	2,787,120

		195,473,946

	Banking — 4.3%
22,125,000	BAC Capital Trust VI, 5.625%, 3/08/2035	9,405,736
1,006,000,000	Barclays Financial LLC, 144A, 4.160%, 2/22/2010, (THB)	28,076,662
56,650,000,000	Barclays Financial LLC, 144A, 4.470%, 12/04/2011, (KRW)	42,305,765

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$17,310,000,000	Barclays Financial LLC, EMTN, 144A, 4.060%, 9/16/2010, (KRW)	$12,831,863
135,000,000	Barclays Financial LLC, EMTN, 144A, 4.100%, 3/22/2010, (THB)	3,732,342
21,340,000,000	Barclays Financial LLC, EMTN, 144A, 4.460%, 9/23/2010, (KRW)	15,908,771
224,520,000,000	BNP Paribas SA, EMTN, 144A, Zero Coupon, 6/13/2011, (IDR)	12,565,736
2,165,000	Capital One Financial Corp., 6.150%, 9/01/2016	1,370,452
18,650,000	Citibank NA, 144A, 15.000%, 7/02/2010, (BRL)	8,460,857
2,575,000	Citigroup, Inc., 5.000%, 9/15/2014	1,706,970
2,540,000	Goldman Sachs Group, Inc. (The), 5.000%, 10/01/2014	2,296,361
1,285,000	Goldman Sachs Group, Inc. (The), 5.150%, 1/15/2014	1,172,768
119,806,078	HSBC Bank USA, 144A, Zero Coupon, 11/28/2011(b)	78,664,671
9,090,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 144A, 6.375%, 4/30/2022	5,110,943
109,312,000,000	JPMorgan Chase & Co., 144A, Zero Coupon, 3/28/2011, (IDR)	6,313,702
229,157,783,700	JPMorgan Chase & Co., 144A, Zero Coupon, 4/12/2012, (IDR)	10,639,823
599,726,100,000	JPMorgan Chase & Co., EMTN, 144A, Zero Coupon, 3/28/2011, (IDR)	34,639,308
92,000,000	JPMorgan Chase Bank, 144A, Zero Coupon, 5/17/2010, (BRL)	33,142,883
76,496,404,750	JPMorgan Chase Bank, EMTN, 144A, Zero Coupon, 10/21/2010, (IDR)	4,953,233
2,500,000	Kaupthing Bank Hf, 144A, 1/15/2010(c)	128,125
36,300,000	Kaupthing Bank Hf, Series D, 144A, 5.750%, 10/04/2011(c)	1,860,375
9,300,000	Kaupthing Bank Hf, Series E, 144A, 6.125%, 10/04/2016(c)	476,625
60,000,000	Kreditanstalt fuer Wiederaufbau, EMTN, 10.750%, 2/01/2010, (ISK)	295,320
2,200,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	1,093,426
51,500,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	18,204,548
3,450,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	2,557,055
26,665,000	Morgan Stanley, 4.750%, 4/01/2014	21,800,691
5,050,000	Morgan Stanley, 5.125%, 11/30/2015, (GBP)	5,736,449
500,000	Morgan Stanley, 5.375%, 10/15/2015	451,710
205,000	Morgan Stanley, 6.750%, 4/15/2011	205,158
110,000	Morgan Stanley, EMTN, 5.450%, 1/09/2017	96,250
600,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	496,264

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$910,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	$826,647
3,283,000,000	Rabobank Nederland, EMTN, 144A, 10.250%, 9/10/2009, (ISK)	15,614,268

		383,141,757

	Brokerage — 0.0%
91,745,000	Lehman Brothers Holdings, Inc., 6.875%, 7/17/2037(c)	9,175
7,370,000	Lehman Brothers Holdings, Inc., MTN, (fixed rate to 5/03/2027, variable rate thereafter), 6.000%, 5/03/2032(c)	737

		9,912

	Building Materials — 0.7%
17,995,000	Owens Corning, Inc., 6.500%, 12/01/2016	13,202,122
35,980,000	Owens Corning, Inc., 7.000%, 12/01/2036	20,162,544
43,962,000	USG Corp., 6.300%, 11/15/2016	23,299,860
12,880,000	USG Corp., 9.250%, 1/15/2018	7,856,800

		64,521,326

	Chemicals — 0.3%
23,584,000	Borden, Inc., 7.875%, 2/15/2023	2,358,400
6,920,000	Borden, Inc., 8.375%, 4/15/2016	692,000
8,757,000	Borden, Inc., 9.200%, 3/15/2021	875,700
990,000	Georgia Gulf Corp., 10.750%, 10/15/2016	64,350
14,550,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029(d)	5,092,500
1,575,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014	346,500
1,650,000	Koppers Holdings, Inc., (Step to 9.875% on 11/15/2009), Zero Coupon, 11/15/2014(e)	1,344,750
5,350,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	3,637,861
6,465,000	Mosaic Global Holdings, Inc., 7.300%, 1/15/2028	4,848,750
5,820,000	Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	5,499,900

		24,760,711

	Construction Machinery — 1.2%
5,560,000	Caterpillar Financial Services Corp., MTN, 5.450%, 4/15/2018	4,770,180
94,265,000	Caterpillar Financial Services Corp., MTN, 6.125%, 2/17/2014	91,542,815
2,700,000	Caterpillar Financial Services Corp., Series F, MTN, 5.850%, 9/01/2017	2,345,871
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	950,855
18,243,000	United Rentals North America, Inc., 7.000%, 2/15/2014	9,212,715

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Construction Machinery — continued
$1,630,000	United Rentals North America, Inc., 7.750%, 11/15/2013	$888,350

		109,710,786

	Consumer Cyclical Services — 0.9%
101,985,000	Western Union Co. (The), 6.200%, 11/17/2036	81,466,842

	Electric — 4.2%
4,020,000	AES Corp. (The), 7.750%, 3/01/2014	3,597,900
5,565,000	AES Corp. (The), 8.375%, 3/01/2011, (GBP)	7,186,446
5,987,408	AES Ironwood LLC, 8.857%, 11/30/2025	5,268,919
1,152,824	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	1,049,070
71,400,000	Bruce Mansfield Unit, 6.850%, 6/01/2034(d)	53,040,204
3,741,696	CE Generation LLC, 7.416%, 12/15/2018	3,464,552
32,125,000	Cleveland Electric Illuminating Co., 5.950%, 12/15/2036	24,767,893
3,755,000	Dominion Resources, Inc., Series B, 5.950%, 6/15/2035	3,177,714
11,275,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	5,975,750
1,000,000	Dynegy Holdings, Inc., 7.500%, 6/01/2015	682,500
10,185,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	4,277,700
500,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	325,000
7,455,000	Dynegy Holdings, Inc., 8.375%, 5/01/2016	5,050,763
4,744,113	Dynegy Roseton/Danskammer Pass Through Trust, Series A, 7.270%, 11/08/2010	4,459,466
95,200,000	Edison Mission Energy, 7.625%, 5/15/2027	57,120,000
250,000	Empresa Nacional de Electricidad SA, (Endesa-Chile), 8.350%, 8/01/2013	273,281
4,875,000	Empresa-Chile Overseas Co., 7.875%, 2/01/2027	4,999,122
555,000	Enersis SA, Cayman Island, 7.400%, 12/01/2016	575,025
5,310,000	ITC Holdings Corp., 144A, 6.375%, 9/30/2036	4,473,861
1,000,000	MidAmerican Energy Holdings Co., 6.125%, 4/01/2036	886,818
40,255,000	MidAmerican Energy Holdings Co., 6.500%, 9/15/2037	37,226,576
31,735,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	12,694,000
955,000	NiSource Finance Corp., 5.400%, 7/15/2014	764,393
1,700,000	NiSource Finance Corp., 6.150%, 3/01/2013	1,484,797
43,450,000	NiSource Finance Corp., 6.400%, 3/15/2018	35,157,872

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$2,500,000	NRG Energy, Inc., 7.250%, 2/01/2014	$2,350,000
5,000,000	NRG Energy, Inc., 7.375%, 2/01/2016	4,650,000
1,504,375	Quezon Power (Philippines) Ltd., Senior Secured Note, 8.860%, 6/15/2017	1,353,938
25,230,000	Reliant Energy, Inc., Senior Note, 7.875%, 6/15/2017	19,931,700
1,050,000	SP PowerAssets Ltd., EMTN, 3.730%, 10/22/2010, (SGD)	686,576
655,000	Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, 11/01/2015	327,500
8,785,000	Toledo Edison Co., 6.150%, 5/15/2037	6,189,217
46,215,000	TXU Corp., Series P, 5.550%, 11/15/2014	15,944,175
101,030,000	TXU Corp., Series Q, 6.500%, 11/15/2024	28,341,441
6,245,000	TXU Corp., Series R, 6.550%, 11/15/2034	1,692,582
7,300,000	White Pine Hydro LLC, 6.310%, 7/10/2017(d)	6,495,635
10,935,000	White Pine Hydro LLC, 6.960%, 7/10/2037(d)	8,366,073
4,000,000	White Pine Hydro LLC, 7.260%, 7/20/2015(d)	3,599,916

		377,908,375

	Entertainment — 0.3%
12,440,000	Six Flags, Inc., 9.625%, 6/01/2014	1,026,300
1,035,000	Six Flags, Inc., 9.750%, 4/15/2013	85,388
39,640,000	Viacom, Inc., Class B, 6.875%, 4/30/2036	28,921,621

		30,033,309

	Food & Beverage — 1.1%
2,085,000	Aramark Services, Inc., 5.000%, 6/01/2012	1,824,375
23,710,000	Corn Products International, Inc., 6.625%, 4/15/2037	19,545,125
35,447,000	Kraft Foods, Inc., 6.500%, 8/11/2017	36,501,123
30,680,000	Kraft Foods, Inc., 7.000%, 8/11/2037	30,414,771
14,120,000	Sara Lee Corp., 6.125%, 11/01/2032	11,891,130

		100,176,524

	Government Owned - No Guarantee — 0.3%
26,435,000	Abu Dhabi National Energy Co., 144A, 7.250%, 8/01/2018	25,168,050
10,300,000	DP World Ltd., 144A, 6.850%, 7/02/2037	4,928,024

		30,096,074

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Health Insurance — 0.6%
$15,325,000	CIGNA Corp., 6.150%, 11/15/2036	$10,778,686
50,000,000	WellPoint, Inc., 6.375%, 6/15/2037	43,070,950

		53,849,636

	Healthcare — 4.2%
2,765,000	Boston Scientific Corp., 5.450%, 6/15/2014	2,529,975
8,230,000	Boston Scientific Corp., 6.400%, 6/15/2016	7,653,900
16,510,000	Boston Scientific Corp., 7.000%, 11/15/2035	14,033,500
17,785,000	HCA, Inc., 5.750%, 3/15/2014	11,649,175
3,800,000	HCA, Inc., 6.250%, 2/15/2013	2,850,000
17,035,000	HCA, Inc., 6.375%, 1/15/2015	11,157,925
49,350,000	HCA, Inc., 6.500%, 2/15/2016	32,324,250
2,074,000	HCA, Inc., 6.750%, 7/15/2013	1,550,315
14,405,000	HCA, Inc., 7.050%, 12/01/2027	7,490,600
10,694,000	HCA, Inc., 7.190%, 11/15/2015	7,224,225
17,172,000	HCA, Inc., 7.500%, 12/15/2023	9,098,275
18,745,000	HCA, Inc., 7.500%, 11/06/2033	9,372,500
43,253,000	HCA, Inc., 7.690%, 6/15/2025	22,526,422
27,895,000	HCA, Inc., 8.360%, 4/15/2024	15,641,368
13,545,000	HCA, Inc., MTN, 7.580%, 9/15/2025	6,950,089
8,112,000	HCA, Inc., MTN, 7.750%, 7/15/2036	4,103,025
11,370,000	Hospira, Inc., 6.050%, 3/30/2017	10,147,600
176,070,000	Medco Health Solutions, Inc., 7.125%, 3/15/2018	174,743,136
3,260,000	Owens & Minor, Inc., 6.350%, 4/15/2016(d)	2,931,783
1,900,000	Tenet Healthcare Corp., 6.500%, 6/01/2012	1,616,763
31,009,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	15,349,455
1,570,000	Tenet Healthcare Corp., 7.375%, 2/01/2013	1,248,150
4,480,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	3,449,600

		375,642,031

	Home Construction — 2.0%
2,840,000	Centex Corp., 5.250%, 6/15/2015	2,130,000
43,470,000	D.R. Horton, Inc., 5.250%, 2/15/2015	33,308,888

Principal Amount (‡)	Description	Value (†)

	Home Construction — continued
$4,335,000	D.R. Horton, Inc., 5.625%, 9/15/2014	$3,402,975
1,625,000	D.R. Horton, Inc., 6.500%, 4/15/2016	1,275,625
16,160,000	D.R. Horton, Inc., Guaranteed Note, 5.625%, 1/15/2016	12,281,600
11,265,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	7,434,900
6,290,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	1,729,750
1,935,000	K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013	474,075
1,235,000	K. Hovnanian Enterprises, Inc., 8.875%, 4/01/2012	432,250
4,830,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.250%, 1/15/2015	1,231,650
16,075,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.250%, 1/15/2016	4,340,250
6,040,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.375%, 12/15/2014	1,661,000
2,490,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.500%, 1/15/2014	647,400
1,685,000	KB Home, 5.750%, 2/01/2014	1,333,256
8,340,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	6,459,330
5,805,000	KB Home, Guaranteed Note, 6.250%, 6/15/2015	4,498,875
11,315,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	8,542,825
23,885,000	Lennar Corp., Series A, 6.500%, 4/15/2016	17,197,200
2,720,000	Lennar Corp., Series B, 5.125%, 10/01/2010	2,380,000
16,755,000	Lennar Corp., Series B, 5.500%, 9/01/2014	12,063,600
5,970,000	Lennar Corp., Series B, 5.600%, 5/31/2015	4,253,625
4,240,000	Pulte Homes, Inc., 5.200%, 2/15/2015	3,354,900
46,260,000	Pulte Homes, Inc., 6.000%, 2/15/2035	28,218,600
13,190,000	Pulte Homes, Inc., 6.375%, 5/15/2033	8,045,900
4,245,000	Toll Brothers Financial Corp., 5.150%, 5/15/2015	3,580,649
5,245,000	Toll Corp., 8.250%, 12/01/2011	5,087,650

		175,366,773

	Independent Energy — 1.7%
34,690,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	29,877,803
48,410,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	33,836,896

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
4,185,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	$4,114,541
14,650,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	11,939,750
22,690,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	17,754,925
15,054,000	Connacher Oil and Gas Ltd., 144A, 10.250%, 12/15/2015	4,742,010
6,495,000	Hilcorp Energy I LP, 144A, 7.750%, 11/01/2015	4,741,350
7,175,000	Pioneer Natural Resources Co., 5.875%, 7/15/2016	5,294,296
1,760,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	1,293,621
4,798,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	2,942,945
9,170,000	Talisman Energy, Inc., 5.850%, 2/01/2037	6,188,961
24,260,000	Talisman Energy, Inc., 6.250%, 2/01/2038	17,113,683
8,885,000	XTO Energy, Inc., 6.750%, 8/01/2037	8,086,381

		147,927,162

	Industrial Other — 0.2%
2,590,000	Great Lakes Dredge & Dock Corp., Senior Subordinated Note, 7.750%, 12/15/2013	2,072,000
20,000,000	Ranhill Labuan Ltd., 144A, 12.500%, 10/26/2011	11,400,000

		13,472,000

	Local Authorities — 2.4%
79,755,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	58,616,660
10,530,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	7,700,495
66,305,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	46,930,178
66,595,000	Queensland Treasury Corp., 144A, 7.125%, 9/18/2017, (NZD)	41,183,024
131,890,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(d)	64,943,955

		219,374,312

	Media Cable — 2.6%
49,030,000	Comcast Corp., 5.650%, 6/15/2035	38,826,906
12,560,000	Comcast Corp., 6.500%, 11/15/2035	11,093,833
161,264,000	Comcast Corp., 6.950%, 8/15/2037	150,170,972
400,000	CSC Holdings, Inc., 7.875%, 2/15/2018	366,000
10,000,000	Shaw Communications, Inc., 5.700%, 3/02/2017, (CAD)	7,251,666
17,959,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	16,858,185
2,720,000	Virgin Media Finance PLC, 9.125%, 8/15/2016	2,529,600

Principal Amount (‡)	Description	Value (†)

	Media Cable — continued
$5,070,000	Virgin Media Finance PLC, 9.750%, 4/15/2014, (GBP)	$6,438,100

		233,535,262

	Media Non-Cable — 0.6%
14,215,000	Clear Channel Communications, Inc., 4.900%, 5/15/2015	1,990,100
4,970,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	745,500
14,910,000	Clear Channel Communications, Inc., 5.500%, 12/15/2016	2,087,400
2,080,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	312,000
585,000	Clear Channel Communications, Inc., 6.875%, 6/15/2018	84,825
225,000	Intelsat Corp., 6.875%, 1/15/2028	153,000
46,000,000	News America, Inc., 6.150%, 3/01/2037	33,539,152
11,140,000	News America, Inc., 6.200%, 12/15/2034	8,013,659
14,360,000	News America, Inc., 6.400%, 12/15/2035	10,638,477
4,335,000	R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013	184,238
1,910,000	R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013	81,175
470,000	R.H. Donnelley Corp., Series A-3, 8.875%, 1/15/2016	27,025
4,845,000	R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	254,362

		58,110,913

	Metals & Mining — 0.4%
9,785,000	Algoma Acquistion Corp., 144A, 9.875%, 6/15/2015	3,767,225
7,125,000	ArcelorMittal, 5.375%, 6/01/2013	5,530,496
65,000	ArcelorMittal, 6.125%, 6/01/2018	47,024
10,850,000	Ispat Inland ULC, 9.750%, 4/01/2014	9,873,500
7,000,000	United States Steel Corp., 6.050%, 6/01/2017	4,331,075
6,779,000	United States Steel Corp., 6.650%, 6/01/2037	3,819,831
16,435,000	United States Steel Corp., 7.000%, 2/01/2018	11,215,507

		38,584,658

	Non-Captive Consumer — 2.7%
4,900,000	American General Finance Corp., MTN, 5.750%, 9/15/2016	1,772,423
229,130,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	84,778,100
109,950(†††)	SLM Corp., 6.000%, 12/15/2043	1,010,165
20,590,000	SLM Corp., MTN, 5.050%, 11/14/2014	10,899,358

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
$1,450,000	SLM Corp., MTN, 5.125%, 8/27/2012	$781,312
4,700,000	SLM Corp., Series 7, EMTN, 4.750%, 3/17/2014, (EUR)	3,028,544
3,675,000	SLM Corp., Series A, MTN, 4.000%, 1/15/2010	3,101,171
3,485,000	SLM Corp., Series A, MTN, 4.500%, 7/26/2010	2,613,750
51,943,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	27,621,625
37,670,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	16,951,500
13,370,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	6,921,649
19,605,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	10,757,597
22,420,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	11,617,999
1,390,000	SLM Corp., Series A, MTN, 5.400%, 10/25/2011	861,800
28,150,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	10,415,500
6,100,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010, (NZD)(d)(f)	2,529,488
88,180,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	47,628,487

		243,290,468

	Non-Captive Diversified — 7.0%
6,067,000	CIT Group Funding Co. of Canada, 5.200%, 6/01/2015	3,549,195
90,000	CIT Group, Inc., 4.750%, 12/15/2010	72,579
461,000	CIT Group, Inc., 5.400%, 2/13/2012	297,213
365,000	CIT Group, Inc., 5.400%, 1/30/2016	218,768
1,381,000	CIT Group, Inc., 5.600%, 4/27/2011	1,008,028
3,581,000	CIT Group, Inc., 5.800%, 10/01/2036	1,972,379
7,000	CIT Group, Inc., 5.850%, 9/15/2016	3,959
132,159,000	CIT Group, Inc., 144A, 12.000%, 12/18/2018	68,392,282
15,060,000	CIT Group, Inc., EMTN, 3.800%, 11/14/2012, (EUR)	9,204,009
15,150,000	CIT Group, Inc., EMTN, 4.650%, 9/19/2016, (EUR)	8,453,882
10,500,000	CIT Group, Inc., EMTN, 5.500%, 12/20/2016, (GBP)	6,327,688
60,000	CIT Group, Inc., GMTN, 4.250%, 2/01/2010	51,432
18,360,000	CIT Group, Inc., GMTN, 4.250%, 9/22/2011, (EUR)	14,635,857
2,533,000	CIT Group, Inc., GMTN, 5.000%, 2/13/2014	1,494,470
4,855,000	CIT Group, Inc., GMTN, 5.000%, 5/13/2014, (EUR)	2,773,652

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$341,000	CIT Group, Inc., GMTN, 5.000%, 2/01/2015	$207,618
20,730,000	CIT Group, Inc., MTN, 4.250%, 3/17/2015, (EUR)	13,220,101
3,065,000	CIT Group, Inc., MTN, 5.125%, 9/30/2014	1,852,753
20,350,000	CIT Group, Inc., MTN, 5.500%, 12/01/2014, (GBP)	12,263,662
934,000	CIT Group, Inc., Series A, GMTN, 6.000%, 4/01/2036	440,345
724,000	CIT Group, Inc., Series A, MTN, 5.650%, 2/13/2017	419,286
75,990,000	CIT Group, Inc., Series A, MTN, 7.625%, 11/30/2012	55,930,996
3,100,000	General Electric Capital Corp., EMTN, 6.125%, 5/17/2012, (GBP)	4,047,712
79,035,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)(d)(f)	36,961,832
65,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	35,848,260
30,350,000	General Electric Capital Corp., Series A, GMTN, 6.625%, 2/04/2010, (NZD)	17,016,018
115,000,000	General Electric Capital Corp., Series A, MTN, 3.485%, 3/08/2012, (SGD)	64,866,744
243,057,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)(d)(f)	114,406,398
7,187,000	GMAC LLC, 144A, 4.750%, 9/14/2009	6,120,234
3,390,000	GMAC LLC, 144A, 5.750%, 9/27/2010	2,576,400
34,490,000	GMAC LLC, 144A, 6.000%, 12/15/2011	23,481,137
311,000	GMAC LLC, 144A, 6.625%, 12/17/2010	230,140
15,206,000	GMAC LLC, 144A, 6.625%, 5/15/2012	10,200,641
22,211,000	GMAC LLC, 144A, 6.750%, 12/01/2014	12,907,700
4,169,000	GMAC LLC, 144A, 6.875%, 9/15/2011	2,962,575
2,947,000	GMAC LLC, 144A, 6.875%, 8/28/2012	1,979,117
7,702,000	GMAC LLC, 144A, 7.000%, 2/01/2012	5,319,925
17,038,000	GMAC LLC, 144A, 7.500%, 12/31/2013	8,189,826
32,711,000	GMAC LLC, 144A, 8.000%, 12/31/2018	9,496,330
25,955,000	GMAC LLC, 144A, 8.000%, 11/01/2031	12,488,508
34,782,000	iStar Financial, Inc., 5.150%, 3/01/2012	12,521,520
5,255,000	iStar Financial, Inc., 5.375%, 4/15/2010	3,363,200
3,010,000	iStar Financial, Inc., 5.500%, 6/15/2012	1,023,400
19,110,000	iStar Financial, Inc., 5.650%, 9/15/2011	7,835,100

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$1,530,000	iStar Financial, Inc., 5.700%, 3/01/2014	$443,700
4,040,000	iStar Financial, Inc., 5.800%, 3/15/2011	1,727,100
4,815,000	iStar Financial, Inc., 5.850%, 3/15/2017	1,396,350
8,815,000	iStar Financial, Inc., 5.875%, 3/15/2016	2,556,350
4,300,000	iStar Financial, Inc., 6.050%, 4/15/2015	1,247,000
35,130,000	iStar Financial, Inc., 8.625%, 6/01/2013	10,978,125
1,780,000	iStar Financial, Inc., Series B, 5.125%, 4/01/2011	734,250
44,610,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	13,606,050

		629,321,796

	Oil Field Services — 2.7%
1,880,000	Nabors Industries, Inc., 6.150%, 2/15/2018	1,470,861
126,385,000	Nabors Industries, Inc., 144A, 9.250%, 1/15/2019	119,841,796
22,930,000	North American Energy Partners, Inc., 8.750%, 12/01/2011	16,738,900
15,520,000	Weatherford International Ltd., 6.500%, 8/01/2036	10,925,568
2,975,000	Weatherford International Ltd., 6.800%, 6/15/2037	2,110,209
9,580,000	Weatherford International Ltd., 7.000%, 3/15/2038	6,964,861
84,140,000	Weatherford International Ltd., 9.625%, 3/01/2019	87,027,096

		245,079,291

	Packaging — 0.4%
2,450,000	OI European Group BV, 144A, 6.875%, 3/31/2017, (EUR)	2,799,360
1,750,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	2,092,545
33,261,000	Owens-Illinois, Inc., Senior Note, 7.800%, 5/15/2018	32,263,170

		37,155,075

	Paper — 2.5%
250,000	Abitibi-Consolidated, Inc., 6.000%, 6/20/2013	20,000
8,125,000	Abitibi-Consolidated, Inc., 7.400%, 4/01/2018	731,250
12,310,000	Abitibi-Consolidated, Inc., 7.500%, 4/01/2028	984,800
2,960,000	Abitibi-Consolidated, Inc., 8.500%, 8/01/2029	236,800
39,846,000	Abitibi-Consolidated, Inc., 8.850%, 8/01/2030	3,187,680
750,000	Avenor, Inc., 10.850%, 11/30/2014, (CAD)	53,537
630,000	Bowater, Inc., 6.500%, 6/15/2013	50,400

Principal Amount (‡)	Description	Value (†)

	Paper — continued
$7,955,000	Domtar Corp., 5.375%, 12/01/2013	$5,329,850
11,720,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	8,145,400
11,605,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	8,268,563
120,000	Georgia-Pacific Corp., 7.700%, 6/15/2015	108,600
42,425,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	31,394,500
15,555,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	12,366,225
18,378,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	14,702,400
149,788,000	International Paper Co., 7.950%, 6/15/2018	114,166,466
3,995,000	Jefferson Smurfit Corp., 7.500%, 6/01/2013(c)	464,419
100,000	Smurfit-Stone Container Enterprises, Inc., 8.000%, 3/15/2017(c)	11,625
14,140,000	Westvaco Corp., 7.950%, 2/15/2031	10,809,394
17,065,000	Westvaco Corp., 8.200%, 1/15/2030	13,453,380

		224,485,289

	Pharmaceuticals — 1.1%
20,522,000	Astrazeneca PLC, 6.450%, 9/15/2037	21,287,101
41,300,000	Elan Finance PLC, 8.875%, 12/01/2013	33,040,000
50,820,000	Elan Finance PLC, Senior Note, 7.750%, 11/15/2011	42,688,800

		97,015,901

	Pipelines — 2.2%
766,000	Colorado Interstate Gas Co., 5.950%, 3/15/2015	691,546
340,000	Colorado Interstate Gas Co., 6.800%, 11/15/2015	318,714
19,745,000	DCP Midstream LP, 144A, 6.450%, 11/03/2036	12,799,775
15,685,000	El Paso Corp., 6.950%, 6/01/2028	10,816,658
1,500,000	El Paso Corp., 7.420%, 2/15/2037	1,043,784
750,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	560,401
1,000,000	El Paso Energy Corp., GMTN, 7.750%, 1/15/2032	745,037
5,255,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	4,688,532
9,115,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	6,777,750
13,175,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	12,143,701
500,000	Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	370,971

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Pipelines — continued
$4,663,000	Kinder Morgan Finance Co. ULC, Guaranteed Note, 5.700%, 1/05/2016	$3,916,920
10,498,000	Kinder Morgan, Inc., Senior Note, 5.150%, 3/01/2015	8,818,320
81,710,000	NGPL Pipeco LLC, 144A, 7.119%, 12/15/2017	74,920,308
3,425,000	ONEOK Partners LP, 6.650%, 10/01/2036	2,563,749
20,770,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	17,647,355
44,730,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	32,420,483
5,272,000	Tennessee Gas Pipeline Co., 7.000%, 10/15/2028	4,484,664
600,000	Williams Cos., Inc., 7.875%, 9/01/2021	555,000
965,000	Williams Cos., Inc., Senior Note, 7.750%, 6/15/2031	781,650
4,030,000	Williams Cos., Inc., Series A, 7.500%, 1/15/2031	3,183,700

		200,249,018

	Property & Casualty Insurance — 0.8%
4,785,000	Allstate Corp., 5.950%, 4/01/2036	3,461,995
2,660,000	Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	2,345,511
11,710,000	Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015	10,440,718
9,075,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	6,022,261
2,000,000	Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	2,038,816
6,080,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 144A, 14.000%, 1/15/2033	1,884,800
4,000,000	Travelers Cos., Inc. (The), 6.750%, 6/20/2036	3,862,328
31,135,000	Travelers Cos., Inc. (The), MTN, 6.250%, 6/15/2037	28,487,529
1,000,000	Travelers Property Casualty Corp., 6.375%, 3/15/2033	932,275
11,205,000	Willis North America, Inc., 6.200%, 3/28/2017	7,853,864

		67,330,097

	Railroads — 0.5%
2,700,000	Canadian Pacific Railway Co., 5.750%, 3/15/2033	1,920,002
16,410,000	Canadian Pacific Railway Co., 5.950%, 5/15/2037	11,451,555
5,000,000	CSX Corp., 6.250%, 3/15/2018	4,307,300
32,889,000	CSX Corp., MTN, 6.000%, 10/01/2036	23,099,721
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(d)	634,150

		41,412,728

Principal Amount (‡)	Description	Value (†)

	Refining — 0.0%
$1,335,000	Valero Energy Corp., 6.625%, 6/15/2037	$943,684

	REITs — 0.7%
27,950,000	Camden Property Trust, 5.700%, 5/15/2017	20,519,213
2,935,000	Colonial Realty LP, 6.050%, 9/01/2016	1,780,588
4,030,000	Duke Realty LP, 5.950%, 2/15/2017	2,410,109
3,300,000	ERP Operating LP, 5.125%, 3/15/2016	2,603,895
47,305,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	29,252,229
2,935,000	ProLogis, 5.625%, 11/15/2015	1,584,900
1,000,000	ProLogis, 5.625%, 11/15/2016	499,802
1,535,000	ProLogis, 5.750%, 4/01/2016	843,573
1,500,000	Simon Property Group LP, 5.250%, 12/01/2016	1,117,295
125,000	Simon Property Group LP, 5.750%, 5/01/2012	108,124
4,900,000	Simon Property Group LP, 5.750%, 12/01/2015	3,783,118
550,000	Simon Property Group LP, 5.875%, 3/01/2017	424,247
450,000	Simon Property Group LP, 6.125%, 5/30/2018	353,737

		65,280,830

	Restaurants — 0.0%
1,250,000	McDonald’s Corp., EMTN, 3.628%, 10/10/2010, (SGD)	840,980

	Retailers — 4.1%
8,758,000	Dillard’s, Inc., 6.625%, 1/15/2018	3,152,880
4,187,000	Dillard’s, Inc., 7.130%, 8/01/2018	1,465,450
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	495,000
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	140,250
3,325,000	Dillard’s, Inc., Class A, 7.000%, 12/01/2028	1,130,500
1,588,000	Home Depot, Inc., 5.400%, 3/01/2016	1,427,455
122,775,000	Home Depot, Inc., 5.875%, 12/16/2036	86,946,922
3,685,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	2,591,487
635,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	443,517
3,330,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	2,114,837
3,985,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	2,527,331
72,470,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	45,305,200

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Retailers — continued
$1,095,000	Lowe’s Cos., Inc., 5.500%, 10/15/2035	$961,111
40,440,000	Lowe’s Cos., Inc., 6.650%, 9/15/2037	39,778,927
19,146,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	10,662,044
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	6,276,600
2,365,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	1,193,062
6,365,000	Marks & Spencer PLC, 144A, 7.125%, 12/01/2037	3,720,419
7,793,000	Target Corp., 6.500%, 10/15/2037	6,905,603
134,773,000	Target Corp., 7.000%, 1/15/2038	126,246,047
32,675,000	Toys R Us, Inc., 7.375%, 10/15/2018	10,456,000
8,355,000	Toys R Us, Inc., 7.875%, 4/15/2013	2,934,694
10,270,000	Woolworth Corp., 8.500%, 1/15/2022	8,267,350

		365,142,686

	Sovereigns — 2.5%
104,626,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	7,541,638
10,000,000,000	Indonesia Treasury Bond, Series FR47, 10.000%, 2/15/2028, (IDR)	671,714
272,460,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	16,068,208
9,922,000	Republic of Brazil, 8.250%, 1/20/2034	11,013,420
4,705,000	Republic of Brazil, 8.875%, 4/15/2024	5,422,512
56,700,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	22,364,694
140,235,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	63,475,267
107,840,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	48,579,718
3,240,000,000	Republic of Iceland, Zero Coupon, 4/15/2009, (ISK)	15,699,755
2,981,242,000	Republic of Iceland, 7.000%, 3/17/2010, (ISK)	14,200,892
1,398,590,000	Republic of Iceland, 8.500%, 6/12/2009, (ISK)	6,747,344
1,877,910,000	Republic of Iceland, 13.750%, 12/10/2010, (ISK)	9,683,603

		221,468,765

	Supermarkets — 1.0%
2,000,000	American Stores Co., 7.900%, 5/01/2017	1,815,000
72,681,000	New Albertson’s, Inc., 7.450%, 8/01/2029	60,325,230
19,060,000	New Albertson’s, Inc., 7.750%, 6/15/2026	15,962,750
4,895,000	New Albertson’s, Inc., 8.000%, 5/01/2031	4,001,663

Principal Amount (‡)	Description	Value (†)

	Supermarkets — continued
$1,510,000	New Albertson’s, Inc., 8.700%, 5/01/2030	$1,291,050
13,242,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	9,732,870

		93,128,563

	Supranational — 2.8%
175,000,000	Eurofima, EMTN, 11.000%, 2/05/2010, (ISK)	874,778
128,250,000	European Investment Bank, Zero Coupon, 3/10/2021, (AUD)	45,940,098
16,375,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	7,327,896
413,529,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013, (IDR)	17,772,263
134,330,000	European Investment Bank, EMTN, 144A, 4.600%, 1/30/2037, (CAD)	97,831,405
11,330,000	European Investment Bank, EMTN, 7.000%, 1/18/2012, (NZD)	6,822,654
80,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/11/2009, (BRL)	33,969,178
244,840,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	12,308,746
24,450,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	13,791,219
8,300,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	5,331,329
1,385,900,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010, (ISK)	6,807,406
62,300,000	Nordic Investment Bank, EMTN, 11.250%, 4/16/2009, (ISK)	304,027

		249,080,999

	Technology — 2.5%
1,730,000	Affiliated Computer Services, Inc., 5.200%, 6/01/2015	1,422,925
41,705,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	34,174,120
832,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	635,602
10,650,000	Amkor Technology, Inc., 7.750%, 5/15/2013	8,573,250
1,225,000	Amkor Technology, Inc., 9.250%, 6/01/2016	943,250
6,950,000	Amkor Technology, Inc., Senior Note, 7.125%, 3/15/2011	6,437,437
2,435,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	2,159,334
30,125,000	Avnet, Inc., 5.875%, 3/15/2014	25,910,241
35,630,000	Avnet, Inc., 6.000%, 9/01/2015	29,318,181
11,345,000	Avnet, Inc., 6.625%, 9/15/2016	9,449,421
6,225,000	Corning, Inc., 5.900%, 3/15/2014	5,823,961
6,220,000	Corning, Inc., 6.200%, 3/15/2016	5,563,417
6,150,000	Corning, Inc., 6.850%, 3/01/2029	4,642,414

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$4,725,000	Corning, Inc., 7.250%, 8/15/2036	$3,559,754
14,385,000	Equifax, Inc., 7.000%, 7/01/2037	10,217,320
29,605,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	5,328,900
41,104,000	Lucent Technologies, Inc., 6.450%, 3/15/2029	15,619,520
2,840,000	Lucent Technologies, Inc., 6.500%, 1/15/2028	1,079,200
9,739,000	Motorola, Inc., 5.220%, 10/01/2097	3,919,655
9,345,000	Motorola, Inc., 6.500%, 9/01/2025	5,934,103
17,028,000	Motorola, Inc., 6.500%, 11/15/2028	10,727,640
18,715,000	Motorola, Inc., 6.625%, 11/15/2037	11,837,237
9,365,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(c)	1,498,400
11,770,000	Nortel Networks Ltd., 6.875%, 9/01/2023(c)	765,050
25,890,000	Nortel Networks Ltd., 10.125%, 7/15/2013(c)	4,854,375
285,000	Samsung Electronics Co. Ltd., 144A, 7.700%, 10/01/2027	272,853
18,050,000	Xerox Capital Trust I, 8.000%, 2/01/2027	12,712,073
1,730,000	Xerox Corp., MTN, 7.200%, 4/01/2016	1,332,100

		224,711,733

	Textile — 0.0%
7,515,000	Kellwood Co., 7.625%, 10/15/2017(d)	338,175

	Tobacco — 2.1%
63,335,000	Altria Group, Inc., 8.500%, 11/10/2013	68,689,974
63,135,000	Altria Group, Inc., 9.250%, 8/06/2019	67,503,563
52,930,000	Reynolds American, Inc., 6.750%, 6/15/2017	45,185,971
13,400,000	Reynolds American, Inc., 7.250%, 6/15/2037	9,784,278

		191,163,786

	Transportation Services — 0.5%
10,503,000	APL Ltd., Senior Note, 8.000%, 1/15/2024(d)	7,379,093
17,574,841	Atlas Air, Inc., Series 1998-1, Class 1B, 7.680%, 1/02/2014(g)	13,181,131
9,128,302	Atlas Air, Inc., Series 1999-1, Class A1, 7.200%, 7/02/2020	6,572,378
306,955	Atlas Air, Inc., Series 1999-1, Class A2, 6.880%, 1/02/2011	236,355
12,740,207	Atlas Air, Inc., Series 1999-1, Class B, 7.630%, 7/02/2016(g)	8,535,939
4,744,556	Atlas Air, Inc., Series 1999-1, Class C, 8.770%, 7/02/2012(g)	2,229,941

Principal Amount (‡)	Description	Value (†)

	Transportation Services — continued
$5,323,737	Atlas Air, Inc., Series 2000-1, Class B, 9.057%, 7/02/2017(g)	$5,217,262
6,862,758	Atlas Air, Inc., Series C, 8.010%, 1/02/2010(g)	2,950,986

		46,303,085

	Treasuries — 8.5%
130,000,000	Canadian Government, 2.750%, 12/01/2010, (CAD)	106,173,541
28,000,000	Canadian Government, 3.750%, 6/01/2012, (CAD)	23,851,967
171,980,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	148,233,174
25,445,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	22,743,083
21,565,000	Canadian Government, 4.250%, 9/01/2009, (CAD)	17,369,335
62,140,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	55,222,686
4,125,000(††)	Mexican Fixed Rate Bonds, Series M-10, 9.000%, 12/20/2012, (MXN)	31,124,603
18,686,981(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	130,992,241
22,670,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	13,589,237
457,420,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	71,149,495
221,050,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	36,009,684
366,200,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	58,811,005
262,545,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	44,678,516

		759,948,567

	Wireless — 1.9%
8,524,000	ALLTEL Corp., 6.800%, 5/01/2029	7,851,303
58,210,000	ALLTEL Corp., Senior Note, 7.875%, 7/01/2032	59,166,973
29,340,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	15,550,200
15,386,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	8,770,020
38,855,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	21,564,525
2,085,000	Rogers Wireless, Inc., 7.625%, 12/15/2011, (CAD)	1,734,413
2,525,000	Rogers Wireless, Inc., Senior Secured Note, 6.375%, 3/01/2014	2,556,257
20,886,000	Sprint Capital Corp., 6.875%, 11/15/2028	12,740,460
18,070,000	Sprint Capital Corp., 6.900%, 5/01/2019	12,739,350
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	4,194,200
11,309,000	Sprint Nextel Corp., 6.000%, 12/01/2016	8,085,935
28,355,000	True Move Co. Ltd., 144A, 10.750%, 12/16/2013	13,349,534

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Wireless — continued
$1,285,000	Vodafone Group PLC, 6.150%, 2/27/2037	$1,211,598

		169,514,768

	Wirelines — 6.2%
10,245,000	AT&T Corp., 6.500%, 3/15/2029	8,982,652
8,500,000	AT&T, Inc., 6.150%, 9/15/2034	7,447,054
125,100,000	AT&T, Inc., 6.500%, 9/01/2037	112,892,992
7,605,000	AT&T, Inc., 6.700%, 11/15/2013	8,122,551
4,370,000	Bell Canada, 144A, 6.550%, 5/01/2029, (CAD)	2,896,442
5,925,000	Bell Canada, MTN, 5.000%, 2/15/2017, (CAD)	4,307,468
8,445,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	6,055,778
33,640,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	21,082,899
860,000	BellSouth Corp., 6.550%, 6/15/2034	798,116
2,715,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	2,142,474
425,000	Cincinnati Bell, Inc., 8.375%, 1/15/2014	399,500
5,330,000	Embarq Corp., 7.995%, 6/01/2036	3,997,500
35,260,000	Frontier Communications Corp., 7.875%, 1/15/2027	23,800,500
10,555,000	GTE Corp., 6.940%, 4/15/2028	9,451,390
525,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(c)	2,625
8,098,000	Koninklijke (Royal) KPN NV, 8.375%, 10/01/2030	8,390,249
1,120,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	1,615,019
1,800,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	2,226,683
32,435,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	20,758,400
13,010,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	8,976,900
3,346,000	New England Telephone & Telegraph Co., 7.875%, 11/15/2029	3,122,256
16,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	11,107,800
32,155,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	21,222,300
42,460,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028	26,749,800
10,675,000	Qwest Capital Funding, Inc., Guaranteed Note, 7.625%, 8/03/2021	7,579,250
33,130,000	Qwest Corp., 6.875%, 9/15/2033	21,700,150
1,290,000	Qwest Corp., 7.200%, 11/10/2026	877,200

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$3,689,000	Qwest Corp., 7.250%, 9/15/2025	$2,434,740
2,598,000	Qwest Corp., 7.500%, 6/15/2023	1,961,490
5,470,000	SK Broadband Co. Ltd., 144A, 7.000%, 2/01/2012	4,895,650
1,430,000	Telecom Italia Capital SA, 5.250%, 11/15/2013	1,284,191
1,575,000	Telecom Italia Capital SA, 5.250%, 10/01/2015	1,327,968
23,000,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	15,691,842
19,635,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	14,306,179
89,917,000	Telefonica Emisiones SAU, Guaranteed Note, 7.045%, 6/20/2036	92,392,235
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	23,341,967
41,882,000	Verizon Global Funding Corp., Senior Note, 5.850%, 9/15/2035	35,583,617
6,230,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	4,315,758
12,050,000	Verizon New York, Inc., Series A, 7.375%, 4/01/2032	11,180,424

		555,422,009

	Total Non-Convertible Bonds (Identified Cost $10,195,917,819)	7,627,677,953

Convertible Bonds — 3.3%
	Healthcare — 0.3%
26,280,000	Affymetrix, Inc., 3.500%, 1/15/2038	13,797,000
5,111,000	EPIX Pharmaceuticals, Inc., Senior Note, 3.000%, 6/15/2024(d)(f)	1,022,200
12,005,000	Life Technologies Corp., 1.500%, 2/15/2024	10,699,456

		25,518,656

	Industrial Other — 0.2%
30,860,000	Incyte Corp., 3.500%, 2/15/2011	15,275,700

	Lodging — 0.2%
22,413,000	Host Hotels & Resorts, Inc., 144A, 2.625%, 4/15/2027	15,577,035

	Media Cable — 0.0%
2,540,000	CSC Holdings, Inc., 144A, 8.500%, 4/15/2014	2,501,900

	Media Non-Cable — 0.1%
7,790,466	Liberty Media LLC, 3.500%, 1/15/2031	2,785,091
7,716,000	Sinclair Broadcast Group, Inc., (Step to 2.000% on 1/15/2011), 4.875%, 7/15/2018(e)	3,240,720

		6,025,811

	Non-Captive Diversified — 0.1%
44,035,000	iStar Financial, Inc., 1.935%, 10/01/2012(b)	13,210,500

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — 1.0%
$635,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	$233,363
37,690,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	12,531,925
24,081,000	Nektar Therapeutics, 3.250%, 9/28/2012	15,592,448
22,735,000	Valeant Pharmaceuticals International, Subordinated Note, 3.000%, 8/16/2010	21,768,762
28,222,000	Valeant Pharmaceuticals International, Subordinated Note, 4.000%, 11/15/2013	24,976,470
11,035,000	Vertex Pharmaceuticals, Inc., 4.750%, 2/15/2013	14,497,231

		89,600,199

	Technology — 0.1%
9,077,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	4,300,229
3,880,000	Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	3,060,350
3,730,000	Maxtor Corp., Subordinated Note, 5.750%, 3/01/2012(d)	2,797,500
745,000	Nortel Networks Corp., 1.750%, 4/15/2012(c)	106,163
30,767,000	Nortel Networks Corp., 2.125%, 4/15/2014(c)	4,384,297
311,000	Richardson Electronics Ltd., 7.750%, 12/15/2011	248,800

		14,897,339

	Textile — 0.0%
121,000	Dixie Group, Inc., Subordinated Note, 7.000%, 5/15/2012	109,354

	Wireless — 0.1%
625,000	Nextel Communications, Inc., Senior Note, 5.250%, 1/15/2010	602,344
15,695,000	NII Holdings, Inc., 3.125%, 6/15/2012	10,908,025

		11,510,369

	Wirelines — 1.2%
35,110,000	Level 3 Communications, Inc., 2.875%, 7/15/2010	25,674,187
33,440,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	13,877,600
12,604,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	6,428,040
28,648,000	Level 3 Communications, Inc., 6.000%, 9/15/2009	27,645,320
35,920,000	Level 3 Communications, Inc., 6.000%, 3/15/2010	30,532,000
2,470,000	Level 3 Communications, Inc., 10.000%, 5/01/2011	1,602,413
1,000,000	Qwest Communications International, Inc., 3.500%, 11/15/2025	922,500

		106,682,060

	Total Convertible Bonds (Identified Cost $452,136,328)	300,908,923

Principal Amount (‡)	Description	Value (†)

Municipals — 1.1%
	Alabama — 0.0%
$3,270,000	Alabama Public School & College Authority (Capital Improvement), 4.500%, 12/01/2026	$3,153,882

	California — 0.5%
3,435,000	San Diego Unified School District (Election 1998), Series F-1, (FSA insured), 4.500%, 7/01/2029	3,103,213
1,530,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured), 3.750%, 8/01/2028	1,091,471
4,170,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area), Series C, (MBIA insured), 3.750%, 8/01/2028	2,854,740
5,175,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	4,391,971
14,415,000	State of California, 4.500%, 10/01/2029	11,948,594
4,190,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	3,442,756
3,620,000	State of California, 4.500%, 8/01/2030	2,974,409
2,680,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	1,795,332
12,645,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	10,055,051
895,000	University of California Regents Medical Center, Series A, (MBIA insured), 4.750%, 5/15/2031	796,783

		42,454,320

	District of Columbia — 0.0%
3,270,000	District of Columbia, Series A, (FGIC insured), 4.750%, 6/01/2036	2,919,096

	Florida — 0.1%
3,270,000	Florida State Turnpike Authority (Department of Transportation), Series A, (MBIA insured), 3.500%, 7/01/2027	2,516,952
5,185,000	Jacksonville Electric Authority, Florida Water & Sewer Systems Revenue, (MBIA insured), 4.750%, 10/01/2041	4,505,246

		7,022,198

	Illinois — 0.1%
5,650,000	Chicago Board of Education, Series B, (FSA insured), 4.750%, 12/01/2031	5,117,826
1,725,000	Chicago O’Hare International Airport, Series A, (FSA insured), 4.500%, 1/01/2038	1,506,236

		6,624,062

	Louisiana — 0.0%
3,270,000	State of Louisiana, Series C, (FSA insured), 3.250%, 5/01/2026	2,330,889

	Massachusetts — 0.0%
3,275,000	Massachusetts School Building Authority, Series A, (AMBAC insured), 4.750%, 8/15/2032	3,064,188

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Michigan — 0.1%
$1,975,000	Grosse Pointe Public School System, (FGIC insured), 3.000%, 5/01/2027	$1,456,286
13,095,000	Michigan Tobacco Settlement Finance Authority, Taxable Turbo Series A, 7.309%, 6/01/2034(d)	7,644,206

		9,100,492

	Nebraska — 0.1%
8,175,000	Omaha Public Power District, Series AA, (FGIC insured), 4.500%, 2/01/2034	7,331,177

	Texas — 0.1%
9,320,000	County of Harris TX, Series B, 4.500%, 10/01/2031	8,641,597

	Wisconsin — 0.1%
2,235,000	Green Bay Wisconsin Water System Revenue, (FSA insured), 3.500%, 11/01/2026	1,839,696
2,410,000	Green Bay Wisconsin Water System Revenue, (FSA insured), 3.500%, 11/01/2029	1,862,978
835,000	Wisconsin Housing & Economic Development Authority, Series E, 4.900%, 11/01/2035	753,596

		4,456,270

	Total Municipals (Identified Cost $107,632,254)	97,098,171

	Total Bonds and Notes (Identified Cost $10,755,686,401)	8,025,685,047

Bank Loans — 0.9%
	Automotive — 0.2%
110,873,581	Chrysler LLC, First Lien Term Loan, 5.260%, 8/03/2013(h)	17,093,380

	Consumer Products — 0.0%
5,953,728	Mega Brands, Inc., Term Loan B, 8.750%, 7/26/2012(h)	1,617,449

	Food & Beverage — 0.0%
361,942	Dole Food Co., Inc., Credit Link Deposit, 2.790%, 4/12/2013(h)	332,762
517,059	Dole Food Co., Inc., Tranche B Term Loan, 7.960%, 4/12/2013(h)	475,374
2,338,605	Dole Food Co., Inc., Tranche C Term Loan, 7.969%, 4/12/2013(h)	2,150,066

		2,958,202

	Media Non-Cable — 0.2%
31,027,629	Idearc, Inc., Term Loan B, 6.250%, 11/17/2014(c)(h)	12,091,157
2,797,946	Tribune Co., Term Loan X, 5.000%, 6/04/2009(c)(h)	730,096

		12,821,253

	Oil Field Services — 0.0%
2,485,000	Dresser, Inc., Second Lien Term Loan, 6.988%, 5/04/2015(h)	969,150
1,230,373	Dresser, Inc., Term Loan, 3.456%, 5/04/2014(h)	904,324

		1,873,474

	Paper — 0.1%
4,748,522	Georgia-Pacific Corp., New Term Loan B, 3.258%, 12/20/2012(h)	4,199,878

Principal Amount (‡)	Description	Value (†)

	Paper — continued
$1,824,340	Georgia-Pacific Corp., Term Loan B1, 2.982%, 12/20/2012(h)	$1,613,555

		5,813,433

	Retailers — 0.0%
1,627,348	Harbor Freight Tools USA, Inc., Tranche C Term Loan, 9.581%, 2/12/2013(h)	1,151,349

	Technology — 0.3%
11,804,341	Nuance Communications, Inc., Incremental Term Loan, 2.520%, 3/29/2013(h)	10,299,288
515,405	Nuance Communications, Inc., Term Loan, 2.520%, 3/31/2013(h)	449,691
12,498,036	Sungard Data Systems, Inc., Term Loan B, 2.697%, 2/28/2014(h)	10,528,845

		21,277,824

	Wirelines — 0.1%
16,754,207	Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(h)(i)	7,489,131
5,395,000	Level 3 Financing, Inc., New Term Loan, 3.309%, 3/13/2014(h)	4,049,649

		11,538,780

	Total Bank Loans (Identified Cost $163,716,507)	76,145,144

Shares
Common Stocks — 3.0%
	Biotechnology — 0.1%
359,449	Vertex Pharmaceuticals, Inc.(g)	10,326,970

	Communications Equipment — 0.0%
41,343	Corning, Inc.	548,621

	Containers & Packaging — 0.1%
460,656	Owens-Illinois, Inc.(g)	6,651,873

	Electric Utilities — 0.1%
282,500	Duke Energy Corp.	4,045,400

	Food Products — 0.4%
2,309,175	ConAgra Foods, Inc.	38,955,782

	Household Durables — 0.1%
477,725	KB Home	6,296,415
549,450	Lennar Corp., Class A	4,126,370

		10,422,785

	Oil, Gas & Consumable Fuels — 0.2%
846,398	Chesapeake Energy Corp.	14,439,550
141,249	Spectra Energy Corp.	1,997,261

		16,436,811

	Pharmaceuticals — 1.8%
7,238,800	Bristol-Myers Squibb Co.	158,674,496
2,288	Teva Pharmaceutical Industries Ltd., Sponsored ADR	103,074

		158,777,570

	REITs — 0.2%
290,904	Apartment Investment & Management Co., Class A	1,594,154
889,730	Associated Estates Realty Corp.	5,053,666
182,500	Developers Diversified Realty Corp.	388,725
460,000	Equity Residential	8,441,000
120,484	Simon Property Group, Inc.	4,173,566

		19,651,111

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Shares	Description	Value (†)

	Thrifts & Mortgage Finance — 0.0%
4,794,025	Federal Home Loan Mortgage Corp.(g)(j)	$3,643,459

	Total Common Stocks (Identified Cost $433,542,961)	269,460,382

Preferred Stocks — 1.0%
Convertible Preferred Stocks — 0.7%
	Automotive — 0.1%
1,458,359	Ford Motor Co. Capital Trust II, 6.500%	11,710,623
79,502	General Motors Corp., 6.250%	201,935

		11,912,558

	Capital Markets — 0.0%
28,950	Lehman Brothers Holdings, Inc., 7.250%(c)$	21,423
145,155	Newell Financial Trust I, 5.250%	2,612,790

		2,634,213

	Commercial Banks — 0.0%
5,933	Wells Fargo & Co., Series L, Class A, 7.500%	2,841,848

	Diversified Consumer Services — 0.0%
79,986	Six Flags, Inc., 7.250%	54,390

	Diversified Financial Services — 0.2%
16,622	Bank of America Corp., 7.250%	6,773,465
5,000	CIT Group, Inc., 8.750%	91,000
129,508	Sovereign Capital Trust IV, 4.375%	2,557,783

		9,422,248

	Electric Utilities — 0.2%
380,577	AES Trust III, 6.750%	12,939,618
107,725	CMS Energy Trust I, 7.750%(d)(f)	3,231,750

		16,171,368

	Machinery — 0.0%
171,240	United Rentals Trust I, 6.500%	1,883,640

	Oil, Gas & Consumable Fuels — 0.1%
52,020	Chesapeake Energy Corp., 4.500%	3,199,230
158,777	El Paso Energy Capital Trust I, 4.750%	3,969,425

		7,168,655

	REITs — 0.0%
42,700	FelCor Lodging Trust, Inc., Series A, 7.800%	160,125

	Semiconductors & Semiconductor Equipment — 0.1%
32,320	Lucent Technologies Capital Trust I, 7.750%	9,374,367

	Total Convertible Preferred Stocks (Identified Cost $171,354,391)	61,623,412

Non-Convertible Preferred Stocks — 0.3%
	Capital Markets — 0.0%
39,450	Lehman Brothers Holdings Capital Trust V, 6.000%(c)	789
73,204	Lehman Brothers Holdings, Inc., 5.670%(c)	439
77,610	Lehman Brothers Holdings, Inc., 5.940%(c)	78
340,116	Lehman Brothers Holdings, Inc., 6.500%(c)	850
357,592	Lehman Brothers Holdings, Inc., 7.950%(c)	1,967

		4,123

	Diversified Financial Services — 0.1%
35,000	Bank of America Corp., 6.375%	285,250
552,770	CIT Group, Inc., 6.350%	3,515,617
36,916	Preferred Blocker, Inc. 144A, 7.000%	7,349,747

		11,150,614

Shares	Description	Value (†)

	Electric Utilities — 0.0%
393	Entergy New Orleans, Inc., 4.750%	$27,203

	Thrifts & Mortgage Finance — 0.2%
389,800	Countrywide Capital IV, 6.750%	3,726,488
75,100	Federal Home Loan Mortgage Corp., 5.000%(g)(j)	67,590
1,741,500	Federal Home Loan Mortgage Corp., 5.570%(g)(j)	661,770
444,350	Federal Home Loan Mortgage Corp., 5.660%(g)(j)	177,740
120,695	Federal Home Loan Mortgage Corp., 5.700%(g)(j)	100,177
283,000	Federal Home Loan Mortgage Corp., 5.790%(g)(j)	217,910
81,450	Federal Home Loan Mortgage Corp., 5.810%(g)(j)	63,531
219,750	Federal Home Loan Mortgage Corp., 5.900%(g)(j)	101,085
96,600	Federal Home Loan Mortgage Corp., 6.000%(g)(j)	85,974
89,300	Federal Home Loan Mortgage Corp., 6.420%(g)(j)	71,440
392,116	Federal Home Loan Mortgage Corp., 6.550%(g)(j)	160,768
3,856,103	Federal Home Loan Mortgage Corp., 8.375%(g)(j)	1,773,807
192,100	Federal National Mortgage Association, 4.750%(g)(j)	140,233
144,900	Federal National Mortgage Association, 5.125%(g)(j)	99,981
104,850	Federal National Mortgage Association, 5.375%(g)(j)	149,935
56,600	Federal National Mortgage Association, 5.810%(g)(j)	65,090
87,300	Federal National Mortgage Association, 6.750%(g)(j)	43,650
6,747,525	Federal National Mortgage Association, 8.250%(g)(j)	4,790,743
250,000	Federal National Mortgage Association, 8.250%(g)(j)	175,000

		12,672,912

	Total Non-Convertible Preferred Stocks (Identified Cost $326,610,515)	23,854,852

	Total Preferred Stocks (Identified Cost $497,964,906)	85,478,264

Closed-End Investment Companies — 0.2%
191,930	BlackRock Senior High Income Fund, Inc.	441,439
1,033,275	Dreyfus High Yield Strategies	2,531,524
177,910	DWS High Income Trust	523,055
860,000	Highland Credit Strategies Fund	3,990,400
110,211	Morgan Stanley Emerging Markets Debt Fund, Inc.	784,702
141,612	Van Kampen High Income Trust II	269,063
2,055,800	Western Asset High Income Opportunity Fund, Inc.	8,552,128
1,217,820	Western Asset Managed High Income Fund, Inc.	5,151,379

	Total Closed-End Investment Companies (Identified Cost $40,372,613)	22,243,690

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 3.1%
$130,242	Repurchase Agreement with State Street Corp., dated 3/31/2009 at 0.000% to be repurchased at $130,242 on 4/01/2009, collateralized by $135,000 U.S. Treasury Bill, due 5/28/2009 valued at $130,242, including accrued interest (Note 2g of Notes to Financial Statements)	$130,242
279,846,483	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2009 at 0.000% to be repurchased at $279,846,483 on 4/01/2009, collateralized by $260,640,000 Federal Home Loan Mortgage Corp., 2.680% 11/16/2009 valued at $265,852,800; $2,390,000 Federal Home Loan Bank Discount Note, due 11/17/2009 valued at $2,381,038; $3,165,000 Federal Home Loan Mortgage Corp., 6.875% due 9/15/2010 valued at $3,430,069; $4,740,000 Federal Home Loan Bank Discount Note, due 11/16/2009 valued at $4,728,150; $4,880,000 Federal National Mortgage Association, 6.625% due 11/15/2030 valued at $6,472,100; $2,530,000 Federal National Mortgage Association, 4.500% due 4/29/2013 valued at $2,583,763, including accrued interest (Note 2g of Notes to Financial Statements)	279,846,483

	Total Short-Term Investments (Identified Cost $279,976,725)	279,976,725

	Total Investments — 97.6% (Identified Cost $12,171,260,113)(a)	8,758,989,252
	Other assets less liabilities—2.4%	217,391,616

	Net Assets — 100.0%	$8,976,380,868

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2009, the net unrealized depreciation on investments based on a cost of $12,177,225,873 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$70,666,072
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,488,902,693)

	Net unrealized depreciation	$(3,418,236,621)

(b)	Variable rate security. Rate as of March 31, 2009 is disclosed.
(c)	Non-income producing security due to bankruptcy filing.
(d)	Illiquid security. At March 31, 2009, the value of these securities amounted to $321,414,858 or 3.6% of net assets.
(e)	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(f)	Valued by management. At March 31, 2009 the value of these securities amounted to $158,151,668 or 1.8% of net assets.
(g)	Non-income producing security.
(h)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2009.
(i)	All or a portion of interest payment is paid in-kind.
(j)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the value of these securities amounted to $1,026,010,966 or 11.4% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

ABS	Asset-Backed Securities
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FGIC	Financial Guarantee Insurance Company
FSA	Financial Security Assurance, Inc.
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
THB	Thai Baht

Net Asset Summary at March 31, 2009 (Unaudited)

Treasuries	8.5%
Wirelines	7.5
Non-Captive Diversified	7.1
Healthcare	4.5
Banking	4.3
Electric	4.2
Retailers	4.1
Pharmaceuticals	3.9
Technology	2.9
Supranational	2.8
Oil Field Services	2.7
Non-Captive Consumer	2.7
Media Cable	2.6
Paper	2.6
Sovereigns	2.5
Automotive	2.5
Local Authorities	2.4
Pipelines	2.2
Tobacco	2.1
Wireless	2.0
Home Construction	2.0
Other Investments, less than 2% each	18.4
Short-Term Investments	3.1

Total Investments	97.6
Other assets less liabilities	2.4

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2009 (Unaudited)

Currency Exposure at March 31, 2009 as a Percentage of Net Assets (Unaudited)

United States Dollar	74.3%
Canadian Dollar	6.0
New Zealand Dollar	2.7
Brazilian Real	2.6
Norwegian Krone	2.3
Other, less than 2% each	9.7

Total Investments	97.6
Other assets less liabilities	2.4

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2009 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund

ASSETS
Investments at cost	$212,901,237	$64,033,404	$13,909,713
Repurchase agreement(s) at cost	1,583,349	9,967,822	144,855
Net unrealized appreciation (depreciation)	(15,221,668)	(15,761,791)	(1,231,420)

Investments at value	199,262,918	58,239,435	12,823,148
Cash	289,441	—	34,919
Foreign currency at value (identified cost $0, $0, $71,926, $0 and $6,158,286)	—	—	69,911
Receivable for Fund shares sold	620,976	175,102	—
Receivable for securities sold	7,307,612	16,551	—
Receivable for foreign currency sold (identified cost $0, $0, $0, $0 and $1,816,327)	—	—	—
Receivable from investment advisor (Note 5)	5,719	12,805	11,724
Dividends and interest receivable	2,673,567	1,266,441	220,084
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	6,715	52,765
Tax reclaims receivable	—	1,107	800

TOTAL ASSETS	210,160,233	59,718,156	13,213,351

LIABILITIES
Payable for securities purchased	7,582,257	850,408	34,919
Payable for Fund shares redeemed	427,587	30,585	—
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	9,786
Dividends payable	—	—	—
Management fees payable (Note 5)	85,142	30,898	6,603
Deferred Trustees’ fees (Note 5)	218,570	77,382	11,037
Administrative fees payable (Note 5)	7,998	2,294	1,023
Foreign taxes payable	—	—	—
Other accounts payable and accrued expenses	92,209	39,838	16,344

TOTAL LIABILITIES	8,413,763	1,031,405	79,712

NET ASSETS	$201,746,470	$58,686,751	$13,133,639

NET ASSETS CONSIST OF:
Paid-in capital	$235,409,851	$147,313,724	$14,719,424
Undistributed net investment income/Distributions in excess of net investment income	(1,071,339)	(199,183)	37,523
Accumulated net realized loss on investments and foreign currency transactions	(17,372,178)	(72,671,141)	(432,326)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(15,219,864)	(15,756,649)	(1,190,982)

NET ASSETS	$201,746,470	$58,686,751	$13,133,639

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$124,039,686	$38,997,620	$2,595,446

Shares of beneficial interest	11,734,638	11,087,456	291,585

Net asset value and redemption price per share	$10.57	$3.52	$8.90

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$11.07	$3.69	$9.32

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$8,180,041	$1,459,687	$—

Shares of beneficial interest	771,577	414,300	—

Net asset value and offering price per share	$10.60	$3.52	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$52,710,003	$10,920,617	$920,897

Shares of beneficial interest	4,983,131	3,099,696	103,651

Net asset value and offering price per share	$10.58	$3.52	$8.88

Class Y shares:
Net assets	$16,816,740	$7,308,827	$9,617,296

Shares of beneficial interest	1,582,788	2,080,194	1,082,278

Net asset value, offering and redemption price per share	$10.62	$3.51	$8.89

See accompanying notes to financial statements.

Limited Term Government and Agency Fund	Strategic Income Fund

$210,878,463	$11,891,283,388
1,949,858	279,976,725
2,735,988	(3,412,270,861)

215,564,309	8,758,989,252
—	23,607
—	6,217,638
583,257	40,739,109
29	17,023,521
—	1,017,985
13,403	—
962,595	183,611,942
—	—
—	17,443

217,123,593	9,007,640,497

—	—
500,397	24,734,195
—	—
206,628	—
81,368	4,198,174
204,064	459,797
7,957	338,541
—	9,217
76,498	1,519,705

1,076,912	31,259,629

$216,046,681	$8,976,380,868

$225,587,409	$12,683,735,746
110,374	67,503,979
(12,387,090)	(362,339,741)
2,735,988	(3,412,519,116)

$216,046,681	$8,976,380,868

$140,427,106	$4,427,060,515

12,498,344	427,108,964

$11.24	$10.37

$11.59	$10.86

$4,667,165	$123,118,042

415,820	11,813,338

$11.22	$10.42

$59,970,032	$3,504,845,314

5,333,550	336,517,793

$11.24	$10.42

$10,982,378	$921,356,997

974,455	88,947,400

$11.27	$10.36

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2009 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund

INVESTMENT INCOME
Dividends	$5,336	$76,875	$—
Interest	5,913,148	2,624,770	270,678
Securities lending income (Note 2)	3,323	648	—
Less net foreign taxes withheld	—	—	—

	5,921,807	2,702,293	270,678

Expenses
Management fees (Note 5)	410,254	143,945	37,680
Service fees- Class A (Note 5)	147,015	41,309	2,794
Service and distribution fees - Class B (Note 5)	44,745	7,742	—
Service and distribution fees - Class C (Note 5)	206,274	48,335	3,920
Trustees’ fees and expenses (Note 5)	6,342	6,323	4,804
Administrative fees (Note 5)	46,493	12,027	35,013
Custodian fees and expenses	12,821	13,474	12,945
Transfer agent fees and expenses - Class A (Note 5)	85,397	23,888	1,132
Transfer agent fees and expenses - Class B (Note 5)	6,526	1,085	—
Transfer agent fees and expenses - Class C (Note 5)	29,713	7,011	402
Transfer agent fees and expenses - Class Y (Note 5)	10,082	2,324	477
Audit and tax services fees	23,858	24,088	24,280
Legal fees	2,817	1,026	203
Shareholder reporting expenses	22,860	8,600	1,704
Registration fees	34,283	40,310	22,101
Miscellaneous expenses (Note 5)	(16,950)	(4,202)	1,764

Total expenses	1,072,530	377,285	149,219
Less fee reduction and/or expense reimbursement (Note 5)	(71,407)	(63,981)	(89,126)

Net expenses	1,001,123	313,304	60,093

Net investment income	4,920,684	2,388,989	210,585

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	2,640,633	(2,418,277)	(184,341)
Foreign currency transactions	20,938	(9,486)	(162,980)
Net change in unrealized appreciation (depreciation) on:
Investments (including change in foreign capital gains tax accrual of $(300) for Strategic Income Fund)	(541,584)	(6,528,403)	(225,756)
Foreign currency translations	1,733	9,854	87,506

Net realized and unrealized gain (loss) on investments and foreign currency transactions	2,121,720	(8,946,312)	(485,571)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,042,404	$(6,557,323)	$(274,986)

See accompanying notes to financial statements.

Limited Term Government and Agency Fund	Strategic Income Fund

$—	$15,860,777
3,817,252	396,578,051
291	106,954
—	(228,454)

3,817,543	412,317,328

466,195	24,372,296
147,577	5,521,146
24,146	651,754
269,680	16,820,998
6,277	86,957
46,721	2,169,973
12,156	234,357
66,839	2,357,863
2,739	69,320
30,427	1,800,845
1,479	344,692
24,435	29,334
2,530	166,734
6,217	661,519
44,301	114,595
(19,920)	127,951

1,131,799	55,530,334
(84,347)	—

1,047,452	55,530,334

2,770,091	356,786,994

323,328	(356,404,108)
—	(1,801,952)

4,081,924	(1,050,593,785)
—	6,624,651

4,405,252	(1,402,175,194)

$7,175,343	$(1,045,388,200)

STATEMENTS OF CHANGES IN NET ASSETS

	Core Plus Bond Fund		High Income Fund		International Bond Fund
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008 (a)

FROM OPERATIONS:
Net investment income	$4,920,684	$7,889,395	$2,388,989	$3,149,292	$210,585	$212,713
Net realized gain (loss) on investments and foreign currency transactions	2,661,571	1,986,851	(2,427,763)	555,245	(347,321)	(76,409)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(539,851)	(13,469,246)	(6,518,549)	(10,381,633)	(138,250)	(1,052,732)

Net increase (decrease) in net assets resulting from operations	7,042,404	(3,593,000)	(6,557,323)	(6,677,096)	(274,986)	(916,428)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(4,097,262)	(6,214,311)	(1,796,207)	(2,552,225)	(24,982)	(20,706)
Class B	(272,259)	(690,101)	(76,458)	(205,884)	—	—
Class C	(1,346,461)	(812,461)	(491,887)	(471,489)	(5,605)	(5,728)
Class Y	(647,218)	(1,030,857)	(209,530)	(54,867)	(120,349)	(217,001)
Net realized capital gain
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class Y	—	—	—	—	—	—

Total distributions	(6,363,200)	(8,747,730)	(2,574,082)	(3,284,465)	(150,936)	(243,435)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	27,609,180	(35,735,068)	13,177,111	22,486,017	942,214	13,763,336

Redemption fees
Class A	—	10,657	13,774	12,665	—	259
Class B	—	1,520	575	782	—	—
Class C	—	1,489	3,899	3,312	—	275
Class Y	—	1,652	1,677	1,025	—	13,340

	—	15,318	19,925	17,784	—	13,874

Net increase (decrease) in net assets	28,288,384	(48,060,480)	4,065,631	12,542,240	516,292	12,617,347
NET ASSETS
Beginning of the period	173,458,086	221,518,566	54,621,120	42,078,880	12,617,347	—

End of the period	$201,746,470	$173,458,086	$58,686,751	$54,621,120	$13,133,639	$12,617,347

UNDISTRIBUTED NET INVESTMENT INCOME/DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(1,071,339)	$371,177	$(199,183)	$(14,090)	$37,523	$(22,126)

(a)	From commencement of operations on February 1, 2008 through September 30, 2008.

See accompanying notes to financial statements.

Limited Term Government and Agency Fund		Strategic Income Fund
Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008

$2,770,091	$4,755,700	$356,786,994	$754,292,599

323,328	498,940	(358,206,060)	183,690,261

4,081,924	(407,128)	(1,043,969,134)	(2,817,298,752)

7,175,343	4,847,512	(1,045,388,200)	(1,879,315,892)

(1,639,489)	(4,474,145)	(203,268,431)	(448,782,373)
(48,928)	(205,652)	(5,505,729)	(12,700,249)
(539,347)	(262,151)	(142,184,940)	(272,297,986)
(144,602)	(244,165)	(35,709,703)	(61,058,261)

—	—	(33,148,981)	(5,233,811)
—	—	(1,003,570)	(183,665)
—	—	(25,254,965)	(3,481,864)
—	—	(5,262,204)	(634,289)

(2,372,366)	(5,186,113)	(451,338,523)	(804,372,498)

72,376,421	14,420,990	(6,971,587)	2,697,961,138

—	—	—	209,238
—	—	—	7,216
—	—	—	140,777
—	—	—	25,844

—	—	—	383,075

77,179,398	14,082,389	(1,503,698,310)	14,655,823

138,867,283	124,784,894	10,480,079,178	10,465,423,355

$216,046,681	$138,867,283	$8,976,380,868	$10,480,079,178

$110,374	$(287,351)	$67,503,979	$97,385,788

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Income (loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Redemption fees (b)

CORE PLUS BOND FUND
Class A
3/31/2009(i)	$10.54	$0.29	$0.10	$0.39	$(0.36)	$(0.36)	$—
9/30/2008	11.31	0.55	(0.71)	(0.16)	(0.61)	(0.61)	0.00	(h)
9/30/2007	11.23	0.50	0.14	0.64	(0.56)	(0.56)	0.00
9/30/2006	11.41	0.50	(0.07)	0.43	(0.61)	(0.61)	0.00
9/30/2005	11.69	0.46	(0.18)	0.28	(0.56)	(0.56)	0.00
9/30/2004	11.63	0.47	0.13	0.60	(0.54)	(0.54)	0.00
Class B
3/31/2009(i)	10.57	0.25	0.10	0.35	(0.32)	(0.32)	—
9/30/2008	11.31	0.44	(0.67)	(0.23)	(0.51)	(0.51)	0.00	(h)
9/30/2007	11.24	0.41	0.13	0.54	(0.47)	(0.47)	0.00
9/30/2006	11.41	0.41	(0.05)	0.36	(0.53)	(0.53)	0.00
9/30/2005	11.70	0.37	(0.18)	0.19	(0.48)	(0.48)	0.00
9/30/2004	11.62	0.38	0.14	0.52	(0.44)	(0.44)	0.00
Class C
3/31/2009(i)	10.55	0.25	0.11	0.36	(0.33)	(0.33)	—
9/30/2008	11.32	0.47	(0.71)	(0.24)	(0.53)	(0.53)	0.00	(h)
9/30/2007	11.25	0.41	0.13	0.54	(0.47)	(0.47)	0.00
9/30/2006	11.42	0.41	(0.05)	0.36	(0.53)	(0.53)	0.00
9/30/2005	11.71	0.37	(0.18)	0.19	(0.48)	(0.48)	0.00
9/30/2004	11.63	0.38	0.14	0.52	(0.44)	(0.44)	0.00
Class Y
3/31/2009(i)	10.60	0.30	0.10	0.40	(0.38)	(0.38)	—
9/30/2008	11.36	0.58	(0.70)	(0.12)	(0.64)	(0.64)	0.00	(h)
9/30/2007	11.29	0.54	0.13	0.67	(0.60)	(0.60)	0.00
9/30/2006	11.46	0.51	(0.04)	0.47	(0.64)	(0.64)	0.00
9/30/2005	11.74	0.49	(0.18)	0.31	(0.59)	(0.59)	0.00
9/30/2004	11.69	0.50	0.13	0.63	(0.58)	(0.58)	0.00
HIGH INCOME FUND
Class A
3/31/2009(i)	$4.24	$0.17	$(0.70)	$(0.53)	$(0.19)	$(0.19)	$0.00
9/30/2008	5.12	0.34	(0.87)	(0.53)	(0.35)	(0.35)	0.00
9/30/2007	5.09	0.33	0.08	0.41	(0.38)	(0.38)	0.00
9/30/2006	4.98	0.34	0.11	0.45	(0.34)	(0.34)	0.00
9/30/2005	4.82	0.33	0.16	0.49	(0.33)	(0.33)	0.00
9/30/2004	4.65	0.33	0.17	0.50	(0.33)	(0.33)	0.00
Class B
3/31/2009(i)	4.25	0.16	(0.72)	(0.56)	(0.17)	(0.17)	0.00
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	(0.31)	0.00
9/30/2007	5.10	0.29	0.07	0.36	(0.33)	(0.33)	0.00
9/30/2006	4.98	0.30	0.12	0.42	(0.30)	(0.30)	0.00
9/30/2005	4.83	0.29	0.15	0.44	(0.29)	(0.29)	0.00
9/30/2004	4.65	0.30	0.18	0.48	(0.30)	(0.30)	0.00

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(e)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (e)		Net investment income (%) (e)	Portfolio turnover rate (%)

$10.57	3.8	$124,040	0.90		0.98		5.49	55
10.54	(1.6)	115,873	0.93		1.04		4.86	82
11.31	5.7	105,780	1.04		1.09		4.41	69
11.23	4.0	91,464	1.05		1.08		4.46	91
11.41	2.4	105,111	1.13		1.18		3.93	64
11.69	5.3	120,009	1.19		1.22		4.05	69

10.60	3.4	8,180	1.65		1.73		4.72	55
10.57	(2.2)	10,481	1.70		1.80		3.92	82
11.31	4.9	87,101	1.79		1.85		3.64	69
11.24	3.3	109,782	1.80		1.83		3.72	91
11.41	1.6	132,221	1.88		1.93		3.18	64
11.70	4.6	148,556	1.94		1.97		3.29	69

10.58	3.4	52,710	1.65		1.73		4.73	55
10.55	(2.3)	26,698	1.68		1.79		4.17	82
11.32	4.9	12,690	1.78		1.82		3.66	69
11.25	3.3	6,983	1.80		1.82		3.63	91
11.42	1.6	6,065	1.88		1.93		3.17	64
11.71	4.6	6,162	1.94		1.98		3.30	69

10.62	3.9	16,817	0.65		0.70		5.72	55
10.60	(1.4)	20,407	0.68		0.75		5.14	82
11.36	6.1	15,946	0.70		0.75		4.75	69
11.29	4.3	11,986	0.80	(g)	0.80	(g)	4.58	91
11.46	2.7	9,060	0.88		0.99		4.18	64
11.74	5.5	10,941	0.94		0.98		4.30	69

$3.52	(12.3)	$38,998	1.15		1.42		10.11	16
4.24	(11.0)	38,577	1.15		1.40		7.01	27
5.12	8.1	32,603	1.18		1.43		6.40	41
5.09	9.4	29,069	1.31		1.48		6.70	41
4.98	10.3	25,817	1.58		1.72		6.60	42
4.82	11.1	24,641	1.65		1.65		6.97	51

3.52	(12.8)	1,460	1.90		2.16		9.36	16
4.25	(11.6)	2,267	1.90		2.15		6.15	27
5.13	7.2	4,201	1.94		2.18		5.63	41
5.10	8.8	7,283	2.08		2.25		6.00	41
4.98	9.3	12,034	2.33		2.47		5.85	42
4.83	10.5	17,967	2.40		2.40		6.22	51

(f)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	Includes fee/expense recovery of 0.06%.
(h)	Effective June 2, 2008 redemption fees were eliminated.
(i)	For the six months ended March 31, 2009 (Unaudited).

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Income (loss) from Investment Operation				Less Distributions:

	Net asset value, beginning of the period	Net investment income (b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Redemption fees (c)

HIGH INCOME FUND (continued)
Class C
3/31/2009(i)	$4.24	$0.16	$(0.71)	$(0.55)	$(0.17)	$(0.17)	$0.00
9/30/2008	5.12	0.31	(0.87)	(0.56)	(0.32)	(0.32)	0.00
9/30/2007	5.09	0.29	0.07	0.36	(0.33)	(0.33)	0.00
9/30/2006	4.98	0.30	0.11	0.41	(0.30)	(0.30)	0.00
9/30/2005	4.83	0.29	0.15	0.44	(0.29)	(0.29)	0.00
9/30/2004	4.65	0.30	0.18	0.48	(0.30)	(0.30)	0.00
Class Y
3/31/2009(i)	4.24	0.18	(0.72)	(0.54)	(0.19)	(0.19)	0.00
9/30/2008(f)	4.87	0.22	(0.65)	(0.43)	(0.21)	(0.21)	0.01
INTERNATIONAL BOND FUND
Class A
3/31/2009(i)	$9.19	$0.14	$(0.33)	$(0.19)	$(0.10)	$(0.10)	$–
9/30/2008(g)	10.00	0.17	(0.79)	(0.62)	(0.19)	(0.19)	0.00	(h)
Class C
3/31/2009(i)	9.18	0.12	(0.35)	(0.23)	(0.07)	(0.07)	–
9/30/2008(g)	10.00	0.13	(0.81)	(0.68)	(0.15)	(0.15)	0.01	(h)
Class Y
3/31/2009(i)	9.18	0.15	(0.33)	(0.18)	(0.11)	(0.11)	–
9/30/2008(g)	10.00	0.18	(0.81)	(0.63)	(0.20)	(0.20)	0.01	(h)

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share, if applicable.
(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.

See accompanying notes to financial statements.

				Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(j)	Gross expenses (%) (j)	Net investment income (%) (j)	Portfolio turnover rate (%)

$3.52	(12.6)	$10,921	1.90	2.17	9.38	16
4.24	(11.6)	9,945	1.90	2.15	6.32	27
5.12	7.2	5,275	1.93	2.17	5.63	41
5.09	8.6	3,457	2.07	2.23	5.96	41
4.98	9.3	3,554	2.33	2.47	5.82	42
4.83	10.5	2,608	2.40	2.40	6.22	51

3.51	(12.1)	7,309	0.90	1.15	10.32	16
4.24	(9.1)	3,833	0.90	1.15	8.03	27

$8.90	(2.0)	$2,595	1.10	2.56	3.23	30
9.19	(6.4)	1,953	1.10	2.95	2.66	60

8.88	(2.4)	921	1.85	3.31	2.47	30
9.18	(7.0)	683	1.85	3.70	1.92	60

8.89	(1.8)	9,617	0.85	2.26	3.45	30
9.18	(6.4)	9,981	0.85	2.48	2.74	60

(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	From commencement of class operations on February 29, 2008 through September 30, 2008.
(g)	For the period February 1, 2008 (inception) through September 30, 2008.
(h)	Effective June 2, 2008, redemption fees were eliminated.
(i)	For the six months ended March 31, 2009 (Unaudited).
(j)	Computed on an annualized basis for periods less than one year, if applicable.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

		Income (loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions

LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
3/31/2009(g)	$10.98	$0.18	$0.23	$0.41	$(0.15)	$(0.15)
9/30/2008	11.00	0.45	0.02	0.47	(0.49)	(0.49)
9/30/2007	11.00	0.45	0.03	0.48	(0.48)	(0.48)
9/30/2006	11.09	0.39	(0.05)	0.34	(0.43)	(0.43)
9/30/2005	11.30	0.28	(0.16)	0.12	(0.33)	(0.33)
9/30/2004	11.51	0.30	(0.09)	0.21	(0.42)	(0.42)
Class B
3/31/2009(g)	10.97	0.14	0.22	0.36	(0.11)	(0.11)
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	(0.40)
9/30/2007	10.98	0.37	0.03	0.40	(0.39)	(0.39)
9/30/2006	11.07	0.31	(0.05)	0.26	(0.35)	(0.35)
9/30/2005	11.28	0.20	(0.17)	0.03	(0.24)	(0.24)
9/30/2004	11.49	0.22	(0.09)	0.13	(0.34)	(0.34)
Class C
3/31/2009(g)	10.99	0.13	0.23	0.36	(0.11)	(0.11)
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	(0.40)
9/30/2007	10.99	0.37	0.03	0.40	(0.39)	(0.39)
9/30/2006	11.08	0.31	(0.05)	0.26	(0.35)	(0.35)
9/30/2005	11.30	0.20	(0.18)	0.02	(0.24)	(0.24)
9/30/2004	11.50	0.22	(0.08)	0.14	(0.34)	(0.34)
Class Y
3/31/2009(g)	11.01	0.19	0.24	0.43	(0.17)	(0.17)
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	(0.51)
9/30/2007	11.03	0.49	0.03	0.52	(0.52)	(0.52)
9/30/2006	11.13	0.43	(0.06)	0.37	(0.47)	(0.47)
9/30/2005	11.34	0.31	(0.17)	0.14	(0.35)	(0.35)
9/30/2004	11.55	0.32	(0.09)	0.23	(0.44)	(0.44)

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Computed on an annualized basis for periods less than one year, if applicable.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.

See accompanying notes to financial statements.

				Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(d)	Net assets, end of the period (000’s)	Net expenses (%) (b)(e)	Gross expenses (%) (b)		Net investment income (%) (b)	Portfolio turnover rate (%)

$11.24	3.8	$140,427	0.90	0.99		3.20	14
10.98	4.3	105,047	0.92	1.07		4.04	52
11.00	4.5	108,536	0.99	1.10		4.13	45
11.00	3.2	114,180	1.04	1.09		3.57	50
11.09	1.1	141,417	1.24	1.24		2.50	93
11.30	1.9	106,701	1.32	1.32		2.60	80

11.22	3.3	4,667	1.65	1.75		2.45	14
10.97	3.5	4,532	1.67	1.82		3.29	52
10.99	3.7	6,787	1.74	1.85		3.37	45
10.98	2.4	9,952	1.79	1.84		2.79	50
11.07	0.3	15,114	1.99	1.99		1.75	93
11.28	1.2	10,107	2.00	2.00		1.95	80

11.24	3.3	59,970	1.65	1.75		2.43	14
10.99	3.6	22,711	1.66	1.83		3.29	52
11.00	3.6	5,261	1.74	1.85		3.38	45
10.99	2.5	4,230	1.79	1.84		2.81	50
11.08	0.2	5,715	1.99	1.99		1.75	93
11.30	1.3	6,949	2.00	2.00		1.94	80

11.27	3.9	10,982	0.65	0.66		3.42	14
11.01	4.6	6,577	0.67	0.72		4.28	52
11.03	4.8	4,201	0.71	0.75		4.43	45
11.03	3.4	2,461	0.74	0.74		3.89	50
11.13	1.2	2,533	1.02	1.59	(f)	2.77	93
11.34	2.1	4,233	1.13	1.13		2.82	80

(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Represents the total expenses prior to reduction of a portion of the class’s transfer agent expenses.
(g)	For the six months ended March 31, 2009 (Unaudited).

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

		Income (loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

STRATEGIC INCOME FUND
Class A
3/31/2009(h)	$12.10	$0.44	$(1.60)	$(1.16)	$(0.49)	$(0.08)	$(0.57)
9/30/2008	15.18	0.96	(3.02)	(2.06)	(1.01)	(0.01)	(1.02)
9/30/2007	14.60	0.80	0.60	1.40	(0.82)	—	(0.82)
9/30/2006	14.17	0.71	0.53	1.24	(0.81)	—	(0.81)
9/30/2005	13.57	0.66	0.70	1.36	(0.76)	—	(0.76)
9/30/2004	12.57	0.75	1.11	1.86	(0.86)	—	(0.86)
Class B
3/31/2009(h)	12.16	0.41	(1.62)	(1.21)	(0.45)	(0.08)	(0.53)
9/30/2008	15.25	0.85	(3.04)	(2.19)	(0.89)	(0.01)	(0.90)
9/30/2007	14.66	0.69	0.60	1.29	(0.70)	—	(0.70)
9/30/2006	14.22	0.61	0.52	1.13	(0.69)	—	(0.69)
9/30/2005	13.60	0.56	0.71	1.27	(0.65)	—	(0.65)
9/30/2004	12.59	0.65	1.10	1.75	(0.74)	—	(0.74)
Class C
3/31/2009(h)	12.15	0.41	(1.61)	(1.20)	(0.45)	(0.08)	(0.53)
9/30/2008	15.24	0.85	(3.03)	(2.18)	(0.90)	(0.01)	(0.91)
9/30/2007	14.65	0.69	0.60	1.29	(0.70)	—	(0.70)
9/30/2006	14.22	0.61	0.51	1.12	(0.69)	—	(0.69)
9/30/2005	13.60	0.55	0.72	1.27	(0.65)	—	(0.65)
9/30/2004	12.58	0.64	1.11	1.75	(0.73)	—	(0.73)
Class Y
3/31/2009(h)	12.09	0.46	(1.61)	(1.15)	(0.50)	(0.08)	(0.58)
9/30/2008	15.17	1.00	(3.03)	(2.03)	(1.04)	(0.01)	(1.05)
9/30/2007	14.59	0.85	0.59	1.44	(0.86)	—	(0.86)
9/30/2006	14.17	0.76	0.51	1.27	(0.85)	—	(0.85)
9/30/2005	13.57	0.70	0.70	1.40	(0.80)	—	(0.80)
9/30/2004	12.58	0.78	1.11	1.89	(0.90)	—	(0.90)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

				Ratios to Average Net Assets:

Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$—	$10.37	(9.5)	$4,427,061	1.00	1.00	8.52	18
0.00	12.10	(14.5)	5,551,066	0.97	0.98	6.59	24
0.00	15.18	9.9	5,749,315	1.00	1.00	5.39	22
0.00	14.60	9.0	2,782,887	1.05	1.05	5.01	21
0.00	14.17	10.2	977,198	1.18	1.18	4.71	14
0.00	13.57	15.2	343,586	1.23	1.23	5.66	28

—	10.42	(9.9)	123,118	1.75	1.75	7.77	18
0.00	12.16	(15.2)	161,751	1.72	1.73	5.78	24
0.00	15.25	9.1	233,418	1.76	1.76	4.61	22
0.00	14.66	8.2	179,927	1.79	1.79	4.26	21
0.00	14.22	9.5	144,081	1.93	1.93	3.98	14
0.00	13.60	14.3	128,714	1.98	1.98	4.91	28

—	10.42	(9.8)	3,504,845	1.75	1.75	7.77	18
0.00	12.15	(15.2)	3,984,204	1.72	1.73	5.85	24
0.00	15.24	9.1	3,843,823	1.75	1.75	4.63	22
0.00	14.65	8.1	1,812,278	1.79	1.79	4.24	21
0.00	14.22	9.5	765,200	1.93	1.93	3.93	14
0.00	13.60	14.3	255,705	1.98	1.98	4.87	28

—	10.36	(9.4)	921,357	0.74	0.74	8.77	18
0.00	12.09	(14.3)	783,058	0.72	0.72	6.88	24
0.00	15.17	10.2	638,868	0.74	0.74	5.67	22
0.00	14.59	9.3	271,065	0.78	0.78	5.30	21
0.00	14.17	10.5	50,369	0.91	0.91	4.98	14
0.00	13.57	15.5	10,833	1.00	1.08	5.93	28

(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(h)	For the six months ended March 31, 2009 (Unaudited).

NOTES TO FINANCIAL STATEMENTS

March 31, 2009 (Unaudited)

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain fixed income funds of the Trusts; the financial statements for the other funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

The Funds each offer Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other Class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are excepted from the minimum investment amount as outlined in the Fund’s Prospectus.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are “marked-to-market” daily utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2009 (Unaudited)

are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned. The amount by which deflationary principal adjustments exceed interest income earned is recorded as an increase to the cost basis of the security. Additionally, the amount by which deflationary principal adjustments exceed rising inflationary principal adjustments on a cumulative basis, if any, is recorded as an increase to the cost basis of the security. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts generally are used to acquire exposure to foreign currencies and may also be used for hedging purposes. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Funds’ tax positions taken on federal and state tax returns that remain subject to examination (tax years ended September 30, 2005-2008), where applicable, and has concluded that no provisions for income tax are required. Fund management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2009 (Unaudited)

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as foreign currency transactions, premium amortization, defaulted bond adjustments, paydown gains and losses, expired capital loss carryforwards and return of capital and capital gains distributions from REITS. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization accruals, forward contracts mark to market, dividends payable, securities lending collateral gain/loss adjustment, straddle loss deferrals, REIT basis adjustments, discount accretion on inflation-protected securities, defaulted bond interest, capital loss carryforwards and post-October capital loss deferrals. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2008 was as follows:

	2008 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$8,747,730	$—	$8,747,730
High Income Fund	3,284,465	—	3,284,465
International Bond Fund	243,435	—	243,435
Limited Term Government and Agency Fund	5,186,113	—	5,186,113
Strategic Income Fund	794,838,869	9,533,629	804,372,498

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2008, the capital loss carryforwards and post-October losses were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund	Strategic Income Fund
Capital loss carryforward:
Expires September 30, 2009	$—	$(43,374,722)	$—	$(4,128,091)	$—
Expires September 30, 2010	(19,514,453)	(26,826,634)	—	(663,109)	—
Expires September 30, 2011	—	—	—	(425,323)	—
Expires September 30, 2012	—	—	—	(193,904)	—
Expires September 30, 2013	—	—	—	—	—
Expires September 30, 2014	(181,728)	—	—	(2,770,324)	—
Expires September 30, 2015	—	—	—	(4,336,746)	—
Expires September 30, 2016	—	—	—	(115,630)	—

Total capital loss carryforward	$(19,696,181)	$(70,201,356)	$—	$(12,633,127)	$—

Deferred net capital and currency losses (post-October 2007)	$—	$—	$(87,381)	$—	$—

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 100% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. It is each Fund’s policy, regarding tri-party arrangements, that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned secu-

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2009 (Unaudited)

rities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of March 31, 2009, there were no securities on loan.

i. Delayed Delivery Commitments.  Certain transactions, such as forward transactions, or purchases of when-issued or delayed delivery instruments may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. The price of the underlying instruments and the date when they will be paid for are fixed at the time the transaction is negotiated. If a Fund enters into such a transaction, collateral consisting of liquid securities or cash and cash equivalents will be maintained in an amount at least equal to the commitment with the custodian and/ or broker. Losses may arise due to changes in the market value of the underlying instruments or if the counterparty does not perform under the contract.

j. Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k. New Accounting Pronouncement.  In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 may have on the Funds’ financial statement disclosures.

3. Fair Value Measurements.  The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, effective October 1, 2008. FAS 157 establishes a hierarchy for net asset value determination purposes in which various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments;

•

Level 2 — prices determined using other significant observable inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar investments, interest rates, credit risk, etc.);

•

Level 3 — prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an investment (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of investments and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Other financial instruments are derivative instruments not reflected in investments carried at value and include forward contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2009:

Core Plus Bond Fund

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$1,711,349
Level 2 – Other Significant Observable Inputs	193,529,154
Level 3 – Significant Unobservable Inputs	4,022,415

Total	$199,262,918

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2009 (Unaudited)

High Income Fund

Securities Purchased Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$10,470,400
Level 2 – Other Significant Observable Inputs	43,789,798
Level 3 – Significant Unobservable Inputs	3,979,237

Total	$58,239,435

Forward Currency Contracts Valuation Inputs	Other Financial Instruments
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs	6,715
Level 3 – Significant Unobservable Inputs	—

Total	$6,715

International Bond Fund

Securities Purchased Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$144,855
Level 2 – Other Significant Observable Inputs	12,398,247
Level 3 – Significant Unobservable Inputs	280,046

Total	$12,823,148

Forward Currency Contracts Valuation Inputs	Other Financial Instruments
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs	42,979
Level 3 – Significant Unobservable Inputs	—

Total	$42,979

Limited Term Government and Agency Fund

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$1,949,858
Level 2 – Other Significant Observable Inputs	212,066,431
Level 3 – Significant Unobservable Inputs	1,548,020

Total	$215,564,309

Strategic Income Fund

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$600,212,043
Level 2 – Other Significant Observable Inputs	7,356,882,829
Level 3 – Significant Unobservable Inputs	801,894,380

Total	$8,758,989,252

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2009 (Unaudited)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2009:

Core Plus Bond Fund

Assets	Investments in Securities
Balance as of September 30, 2008	$7,086,547
Realized gain (loss)	(988,704)
Change in unrealized appreciation (depreciation)(a)	(1,868,519)
Net purchases (sales)	303,146
Net reclassifications to/from Level 3	(510,055)

Balance as of March 31, 2009	$4,022,415

High Income Fund

Assets	Investments in Securities
Balance as of September 30, 2008	$2,758,373
Realized gain (loss)	(494,476)
Change in unrealized appreciation (depreciation)(a)	(2,869,434)
Net purchases (sales)	504,098
Net reclassifications to/from Level 3	4,080,676

Balance as of March 31, 2009	$3,979,237

International Bond Fund

Assets	Investments in Securities
Balance as of September 30, 2008	$126,992
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(a)	(102,116)
Net purchases (sales)	62,475
Net reclassifications to/from Level 3	192,695

Balance as of March 31, 2009	$280,046

Limited Term Government and Agency Fund

Assets	Investments in Securities
Balance as of September 30, 2008	$743,234
Realized gain (loss)	7,779
Change in unrealized appreciation (depreciation)(a)	(777,843)
Net purchases (sales)	(579,761)
Net reclassifications to/from Level 3	2,154,611

Balance as of March 31, 2009	$1,548,020

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2009 (Unaudited)

Strategic Income Fund

Assets	Investments in Securities
Balance as of September 30, 2008	$217,545,454
Realized gain (loss)	(15,207,519)
Change in unrealized appreciation (depreciation)(a)	(371,428,123)
Net purchases (sales)	173,717,724
Net reclassifications to/from Level 3	797,266,844

Balance as of March 31, 2009	$801,894,380

(a) Change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments within the Statement of Operations

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

4.  Purchases and Sales of Securities.  For the six months ended March 31, 2009, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government and Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$57,660,939	$61,349,268	$69,488,277	$37,998,580
High Income Fund	—	—	16,486,294	6,931,247
International Bond Fund	—	—	4,491,520	3,648,491
Limited Term Government and Agency Fund	88,030,394	21,480,168	15,949,559	2,459,961
Strategic Income Fund	91,170	50,965,350	1,543,764,978	1,934,802,540

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $100 million	Next $1.8 billion	Next $13 billion	Over $15 billion
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%
Strategic Income Fund	0.6500%	0.6500%	0.6000%	0.5500%	0.5400%

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2009 (Unaudited)

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses, exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2010 and will be reevaluated on an annual basis. For the six months ended March 31, 2009, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%
High Income Fund	1.15%	1.90%	1.90%	0.90%
International Bond Fund	1.10%	—	1.85%	0.85%
Limited Term Government and Agency Fund	0.90%	1.65%	1.65%	0.65%
Strategic Income Fund	1.25%	2.00%	2.00%	1.00%

Loomis Sayles and Natixis Advisors have agreed to equally bear the fee reductions and/or expense reimbursements for the Core Plus Bond Fund.

For the six months ended March 31, 2009, the management fees and reductions of management fees for each Fund were as follows:

Fund	Gross Management Fee	Reduction of Management Fee	Net Management Fee	Percentage of Average Daily Net Assets
				Gross	Net
Core Plus Bond Fund	$205,127	$—	$205,127	0.221%	0.221%
High Income Fund	143,945	30,797	113,148	0.600%	0.472%
International Bond Fund	37,680	37,680	—	0.600%	— %
Limited Term Government and Agency Fund	466,195	—	466,195	0.500%	0.500%
Strategic Income Fund	24,372,296	—	24,372,296	0.560%	0.560%

For the six months ended March 31, 2009, the advisory administration fees and fee reductions for Core Plus Bond Fund were as follows:

Gross Advisory Administration Fee	Reduction of Advisory Administration Fee	Net Advisory Administration Fee	Percentage of Average Daily Net Assets
			Gross	Net
$205,127	$—	$205,127	0.221%	0.221%

For the six months ended March 31, 2009, expenses have been reimbursed as follows:

Fund	Reimbursement
Core Plus Bond Fund	$71,407
High Income Fund	33,184
International Bond Fund	51,446
Limited Term Government and Agency Fund	84,347

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible recovery under the expense limitation agreements at March 31, 2009 were as follows:

	Expenses Subject to Possible Recovery until September 30, 2009
Fund	Class A	Class B	Class C	Class Y	Total
Core Plus Bond Fund	$119,781	$16,829	$18,008	$11,848	$166,466
High Income Fund	87,268	7,993	17,578	1,236	114,075
International Bond Fund	11,799	—	4,529	113,483	129,811
Limited Term Government and Agency Fund	156,243	8,567	11,794	2,867	179,471

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2009 (Unaudited)

	Expenses Subject to Possible Recovery until September 30, 2010
Fund	Class A	Class B	Class C	Class Y	Total
Core Plus Bond Fund	$47,491	$3,706	$15,633	$4,577	$71,407
High Income Fund	44,236	2,042	12,992	4,711	63,981
International Bond Fund	16,357	—	5,724	67,045	89,126
Limited Term Government and Agency Fund	55,314	2,326	26,182	525	84,347

Certain officers and directors of Loomis Sayles and Natixis Advisors are also Trustees of the Funds. Loomis Sayles and Natixis Advisors are both limited partnerships indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b. Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors.

For the six months ended March 31, 2009, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
Core Plus Bond Fund	$46,493
High Income Fund	12,027
International Bond Fund	35,013
Limited Term Government and Agency Fund	46,721
Strategic Income Fund	2,169,973

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B, if applicable, and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B, if applicable, and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2009 (Unaudited)

For the six months ended March 31, 2009, the Funds paid the following service and distribution fees:

	Service Fee			Distribution Fee
Fund	Class A	Class B	Class C	Class B	Class C

Core Plus Bond Fund	$147,015	$11,186	$51,568	$33,559	$154,706
High Income Fund	41,309	1,936	12,084	5,806	36,251
International Bond Fund	2,794	—	980	—	2,940
Limited Term Government and Agency Fund	147,577	6,036	67,420	18,110	202,260
Strategic Income Fund	5,521,146	162,938	4,205,249	488,816	12,615,749

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Class A	Class B	Class C	Class Y

Core Plus Bond Fund	$47,029	$3,887	$14,563	$9,838
High Income Fund	10,071	501	3,011	2,286
International Bond Fund	607	—	201	32
Limited Term Government and Agency Fund	34,611	1,482	11,284	1,307
Strategic Income Fund	1,735,053	51,976	1,305,383	274,194

e.  Commissions.  The Funds have been informed that commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the six months ended March 31, 2009 were as follows:

Fund	Commission
Core Plus Bond Fund	$144,252
High Income Fund	34,036
International Bond Fund	5,856
Limited Term Government and Agency Fund	104,663
Strategic Income Fund	4,582,541

f.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2009 (Unaudited)

For the six months ended March 31, 2009, net depreciation in the value of participants’ deferral accounts has been included in Miscellaneous expenses in the Statements of Operations, as follows:

Fund	Amount
Core Plus Bond Fund	$46,493
High Income Fund	6,879
International Bond Fund	516
Limited Term Government and Agency Fund	24,719
Strategic Income Fund	39,732

g.  Redemption Fees.  Shareholders of Class A shares of High Income Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange within 60 days of acquisition (including acquisition by exchange). The redemption fee is intended to offset the cost to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder’s redemption or exchange proceeds and is paid to the Fund. The “first-in, first-out” method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented in the Statements of Changes in Net Assets.

On March 27, 2009, the Trustees approved the elimination of redemption fees on High Income Fund effective June 1, 2009.

6.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 11, 2009, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended March 31, 2009, the Funds had no borrowings under these agreements.

7.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, the International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, the International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

8.  Shareholders.   At March 31, 2009, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held 39,874 shares of beneficial interest of Limited Term Government and Agency Fund. At March 31, 2009, Natixis US owned shares equating to 69.93% of International Bond Fund’s net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2009 (Unaudited)

9.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Core Plus Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	3,048,715	$31,786,087	3,961,377	$44,610,104
Issued in connection with the reinvestment of distributions	288,083	3,018,813	416,060	4,674,418
Redeemed	(2,591,197)	(26,900,820)	(2,742,021)	(30,840,053)

Net change	745,601	$7,904,080	1,635,416	$18,444,469

Class B
Issued from the sale of shares	53,784	$564,727	81,830	$928,726
Issued in connection with the reinvestment of distributions	17,755	186,468	43,582	492,099
Redeemed	(291,259)	(3,037,950)	(6,832,567)	(77,200,182)

Net change	(219,720)	$(2,286,755)	(6,707,155)	$(75,779,357)

Class C
Issued from the sale of shares	3,524,790	$36,891,543	1,866,796	$20,868,873
Issued in connection with the reinvestment of distributions	37,229	392,375	25,095	281,730
Redeemed	(1,108,682)	(11,633,325)	(483,069)	(5,447,710)

Net change	2,453,337	$25,650,593	1,408,822	$15,702,893

Class Y
Issued from the sale of shares	769,890	$8,068,372	1,132,575	$12,755,055
Issued in connection with the reinvestment of distributions	33,663	353,671	44,572	502,262
Redeemed	(1,146,744)	(12,080,781)	(654,873)	(7,360,390)

Net change	(343,191)	$(3,658,738)	522,274	$5,896,927

Increase (decrease) from capital share transactions	2,636,027	$27,609,180	(3,140,643)	$(35,735,068)

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2009 (Unaudited)

9. Capital Shares (continued).

	Six Months Ended March 31, 2009		Year Ended September 30, 2008*
High Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	3,967,690	$13,837,785	4,904,752	$23,822,307
Issued in connection with the reinvestment of distributions	377,024	1,273,086	378,438	1,831,932
Redeemed	(2,352,663)	(8,202,681)	(2,555,411)	(12,401,358)

Net change	1,992,051	$6,908,190	2,727,779	$13,252,881

Class B
Issued from the sale of shares	10,222	$35,319	44,248	$206,339
Issued in connection with the reinvestment of distributions	14,056	47,382	26,234	128,112
Redeemed	(143,550)	(508,165)	(356,172)	(1,746,563)

Net change	(119,272)	$(425,464)	(285,690)	$(1,412,112)

Class C
Issued from the sale of shares	1,232,923	$4,274,320	1,607,159	$7,812,971
Issued in connection with the reinvestment of distributions	88,241	297,951	53,048	255,350
Redeemed	(564,529)	(1,924,227)	(346,620)	(1,670,004)

Net change	756,635	$2,648,044	1,313,587	$6,398,317

Class Y
Issued from the sale of shares	1,199,156	$4,136,501	922,271	$4,329,547
Issued in connection with the reinvestment of distributions	47,481	160,195	9,401	42,724
Redeemed	(70,579)	(250,355)	(27,536)	(125,340)

Net change	1,176,058	$4,046,341	904,136	$4,246,931

Increase (decrease) from capital share transactions	3,805,472	$13,177,111	4,659,812	$22,486,017

* From February 29, 2008 (commencement of operations) through September 30, 2008 for Class Y shares.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2009 (Unaudited)

9.  Capital Shares (continued).

	Six Months Ended March 31, 2009		Period Ended September 30, 2008**
International Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	133,756	$1,204,515	327,200	$3,256,979
Issued in connection with the reinvestment of distributions	2,157	19,128	1,505	14,727
Redeemed	(56,799)	(512,936)	(116,234)	(1,149,151)

Net change	79,114	$710,707	212,471	$2,122,555

Class C
Issued from the sale of shares	40,613	$374,835	101,736	$1,017,705
Issued in connection with the reinvestment of distributions	284	2,501	284	2,804
Redeemed	(11,678)	(103,539)	(27,588)	(272,845)

Net change	29,219	$273,797	74,432	$747,664

Class Y
Issued from the sale of shares	12,504	$113,141	1,079,358	$10,809,876
Issued in connection with the reinvestment of distributions	13,482	119,109	21,719	215,650
Redeemed	(31,238)	(274,540)	(13,547)	(132,409)

Net change	(5,252)	$(42,290)	1,087,530	$10,893,117

Increase (decrease) from capital share transactions	103,081	$942,214	1,374,433	$13,763,336

** From February 1, 2008 (commencement of operations) through September 30, 2008.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2009 (Unaudited)

9. Capital Shares (continued).

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	5,501,575	$60,798,193	2,035,015	$22,451,140
Issued in connection with the reinvestment of distributions	107,177	1,186,217	269,896	2,982,151
Redeemed	(2,678,679)	(29,632,603)	(2,604,784)	(28,704,540)

Net change	2,930,073	$32,351,807	(299,873)	$(3,271,249)

Class B
Issued from the sale of shares	106,852	$1,170,446	67,405	$747,264
Issued in connection with the reinvestment of distributions	3,286	36,258	16,247	179,371
Redeemed	(107,571)	(1,186,892)	(288,166)	(3,175,026)

Net change	2,567	$19,812	(204,514)	$(2,248,391)

Class C
Issued from the sale of shares	5,121,936	$56,344,175	1,833,502	$20,260,185
Issued in connection with the reinvestment of distributions	16,982	188,007	13,505	149,095
Redeemed	(1,872,524)	(20,691,075)	(257,963)	(2,855,031)

Net change	3,266,394	$35,841,107	1,589,044	$17,554,249

Class Y
Issued from the sale of shares	699,015	$7,744,184	367,309	$4,065,238
Issued in connection with the reinvestment of distributions	5,281	58,627	13,550	150,194
Redeemed	(327,105)	(3,639,116)	(164,425)	(1,829,051)

Net change	377,191	$4,163,695	216,434	$2,386,381

Increase (decrease) from capital share transactions	6,576,225	$72,376,421	1,301,091	$14,420,990

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2009 (Unaudited)

9. Capital Shares (continued).

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Strategic Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	117,167,706	$1,225,032,059	197,552,720	$2,901,194,415
Issued in connection with the reinvestment of distributions	17,048,640	175,135,929	22,956,546	331,016,205
Redeemed	(165,918,822)	(1,737,906,588)	(140,438,578)	(1,990,731,186)

Net change	(31,702,476)	$(337,738,600)	80,070,688	$1,241,479,434

Class B
Issued from the sale of shares	318,784	$3,292,227	410,099	$6,009,632
Issued in connection with the reinvestment of distributions	293,175	3,027,767	401,421	5,839,477
Redeemed	(2,100,537)	(21,948,074)	(2,816,244)	(41,124,244)

Net change	(1,488,578)	$(15,628,080)	(2,004,724)	$(29,275,135)

Class C
Issued from the sale of shares	68,173,097	$715,901,964	118,265,590	$1,746,293,697
Issued in connection with the reinvestment of distributions	6,736,752	69,589,898	7,195,646	104,006,617
Redeemed	(66,217,737)	(695,031,426)	(49,785,407)	(709,035,285)

Net change	8,692,112	$90,460,436	75,675,829	$1,141,265,029

Class Y
Issued from the sale of shares	49,167,331	$516,799,527	47,274,736	$690,204,820
Issued in connection with the reinvestment of distributions	1,422,004	14,660,375	1,084,519	15,512,730
Redeemed	(26,401,796)	(275,525,245)	(25,704,216)	(361,225,740)

Net change	24,187,539	$255,934,657	22,655,039	$344,491,810

Increase (decrease) from capital share transactions	(311,403)	$(6,971,587)	176,396,832	$2,697,961,138

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable.
(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a)	(3)	Not applicable.
(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David Giunta

Name: Title: Date:	David Giunta President and Chief Executive Officer May 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David Giunta

Name: Title: Date:	David Giunta President and Chief Executive Officer May 26, 2009

By:	/s/ Michael C. Kardok

Name: Title: Date:	Michael C. Kardok Treasurer May 26, 2009